UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
ARBUTUS BIOPHARMA CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ARBUTUS BIOPHARMA CORPORATION
701 Veterans Circle
Warminster, Pennsylvania 18974, United States
(267) 469-0914
April 10, 2024
Dear Shareholder:
You are cordially invited to attend Arbutus Biopharma Corporation’s 2024 Annual General and Special Meeting of Shareholders to be held on Wednesday, May 22, 2024 (the “Annual Meeting”). The Annual Meeting will begin at 10:00 a.m. (Eastern Daylight Time) and will be held solely by means of live audio webcast online at http://www.virtualshareholdermeeting.com/ABUS2024. The enclosed Notice and Management Proxy Circular and Proxy Statement describe the matters to be presented at the Annual Meeting.
Whether or not you plan to virtually attend the Annual Meeting, please vote as soon as possible to ensure that your shares will be represented and voted at the Annual Meeting. Due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.
We look forward to seeing you at the Annual Meeting.
Sincerely,

Frank Torti, M.D.
Chairman of the Board of Directors
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD VIRTUALLY
VIA THE INTERNET ON MAY 22, 2024:
The Company is making this Proxy Statement/Circular, a form of proxy card, and our Annual Report for the year ended December 31, 2023 available electronically via the Internet at www.ProxyVote.com and our website, www.arbutusbio.com. On or about April 10, 2024, we will mail to our Shareholders a Notice of Internet Availability and Proxy Materials (the “Notice”), which will contain instructions on (i) how to access this Proxy Statement/Circular and our Annual Report and (ii) how to vote. Shareholders who receive the Notice will not receive a printed copy of the proxy materials in the mail, although the Notice will contain instructions on how you can request a printed copy of the proxy materials if so desired. Whether or not you expect to attend the virtual Annual Meeting, please follow the instructions on the Notice so that your shares may be voted at the Annual Meeting. You may vote your shares by mail, by telephone or through the Internet by following the instructions set forth on the Notice. If you attend the virtual Annual Meeting, you may revoke your previously submitted proxy and vote virtually during the
Annual Meeting.

ARBUTUS BIOPHARMA CORPORATION
701 Veterans Circle
Warminster, Pennsylvania 18974, United States
(267) 469-0914
NOTICE OF 2024 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD WEDNESDAY, MAY 22, 2024
Dear Shareholders of Arbutus Biopharma Corporation:
NOTICE IS HEREBY GIVEN that the 2024 Annual General and Special Meeting of Shareholders (the “Annual Meeting”) of Arbutus Biopharma Corporation, a British Columbia corporation (“Arbutus”, the “Company”, “we”, “us”, and “our”), will be held on Wednesday, May 22, 2024 at 10:00 a.m. (Eastern Daylight Time) solely by means of live audio webcast online at www.virtualshareholdermeeting.com/ABUS2024, for the following purposes:
1.
ELECTION OF DIRECTORS. To elect the seven (7) director nominees of Arbutus named in the accompanying Management Proxy Circular and Proxy Statement each to serve until the 2025 Annual General Meeting of Shareholders or until his or her qualified successor has been duly elected or appointed;

2.
APPROVAL OF AN AMENDMENT TO THE ARBUTUS BIOPHARMA CORPORATION 2016 OMNIBUS SHARE AND INCENTIVE PLAN. To approve an amendment to the Arbutus Biopharma Corporation 2016 Omnibus Share and Incentive Plan, as supplemented and amended (the “2016 Plan”), to (a) increase the aggregate number of common shares authorized for issuance thereunder by 9,500,000 common shares and (b) increase the aggregate number of common shares that may be issued pursuant to incentive stock options granted thereunder by 9,500,000 common shares;

3.
ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the accompanying Management Proxy Circular and Proxy Statement (commonly referred to as a “Say on Pay” vote);

4.
APPROVAL OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To approve the appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

5.
RECEIVE ANNUAL FINANCIAL STATEMENTS. To receive our audited consolidated financial statements for the year ended December 31, 2023, and the report of the independent registered public accounting firm thereon; and

6.	ANY OTHER BUSINESS. To transact such other business as may properly come before the Annual Meeting, or at any adjournments or postponements thereof.
The foregoing matters are more fully described in the accompanying Management Proxy Circular and Proxy Statement. We recommend that our shareholders vote “FOR ALL” for Proposal No. 1 and “FOR” Proposal Nos. 2, 3 and 4.
Our Board of Directors (the “Board”) has fixed the close of business on Monday, March 25, 2024 as the record date for determining the shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the Annual Meeting.
Because the Annual Meeting will be held solely by remote communication, with no physical location, you should submit a proxy or participate via live audio webcast online. You can access the virtual Annual Meeting at the Annual Meeting time at www.virtualshareholdermeeting.com/ABUS2024. By hosting the Annual Meeting online, we are able to communicate more effectively with our shareholders, enable increased attendance and participation from locations around the world, reduce costs and increase overall efficiency and safety for both us and our shareholders. The virtual Annual Meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. You will be able to attend, vote and submit questions from any location via the Internet.

Your vote is important. Even if you plan to attend the virtual Annual Meeting, we urge you to submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the “Questions and Answers About the Proxy Materials and Voting” section of the accompanying Management Proxy Circular and Proxy Statement and the Notice.
BY ORDER OF THE BOARD OF DIRECTORS

Frank Torti, M.D.,
Chairman of the Board of Directors
April 10, 2024

ARBUTUS BIOPHARMA CORPORATION
701 Veterans Circle
Warminster, Pennsylvania 18974, United States
(267) 469-0914
MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT
2024 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, MAY 22, 2024
This Management Proxy Circular and Proxy Statement (the “Proxy Statement/Circular”) is furnished in connection with the solicitation of proxies by the management of Arbutus Biopharma Corporation, a British Columbia corporation, for use at the 2024 Annual General and Special Meeting of Shareholders, or at any adjournments or postponements thereof (the “Annual Meeting”), to be held on Wednesday, May 22, 2024 at the time and place and for the purposes set forth in the “Notice of Internet Availability of Proxy Materials” (the “Notice”) and this Proxy Statement/Circular.
In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), our Board has elected to furnish our Proxy Statement/Circular and Annual Report to Shareholders by providing access to those documents via the Internet instead of mailing printed copies. As a result, we will begin mailing the Notice to our Shareholders on or about April 10, 2024, which will contain instructions on how Shareholders can access our proxy materials over the Internet and cast their vote via the Internet, by telephone or by mail. You received the Notice if you owned our common shares at the close of business on March 25, 2024 (the “Record Date”), and that entitles you to vote at the Annual Meeting. The Notice will also contain instructions on how Shareholders can receive a printed copy of the proxy materials at no charge.
In this Proxy Statement/Circular, references to “the Company,” “Arbutus,” “we,” and “our” refer to Arbutus Biopharma Corporation and its consolidated subsidiary, unless the context indicates otherwise. “Common Shares” means our common shares without par value, and “Preferred Shares” means our preferred shares without par value. Unless otherwise indicated, the statistical and financial data contained in this Proxy Statement/Circular are as of December 31, 2023. These proxy materials describe the matters on which our Board would like you to vote and contain information that we are required to provide to you under the SEC’s rules when we solicit your proxy.
Whether or not you plan to attend the virtual Annual Meeting, we urge you to promptly submit your proxy card or voting instructions. Your promptness in voting will assist in the expeditious and orderly processing of the proxies and in ensuring that a quorum is present at the Annual Meeting. If you vote your proxy or voting instructions, you may nevertheless attend the Annual Meeting and vote your Common Shares at the Annual Meeting if you wish. Please note, however, that if your Common Shares are held of record by your broker, bank or other nominee and you wish to vote at the Annual Meeting, you must follow the instructions provided to you by that organization. If you want to revoke your instructions at a later time prior to the vote for any reason, you may do so in the manner described in this Proxy Statement/Circular.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 22, 2024. Our Proxy Statement/Circular, Annual Report on Form 10-K for the year ended December 31, 2023, and proxy card are available at www.ProxyVote.com, our website, www.arbutusbio.com, the SEC’s website at www.sec.gov, and under our profile at www.sedarplus.ca.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING
What is the purpose of this Proxy Statement/Circular and the 2023 Annual Report to Shareholders?
Our Board is soliciting your proxy to vote at the Annual Meeting, which will be held solely by means of live audio webcast online at www.virtualshareholdermeeting.com/ABUS2024, on Wednesday, May 22, 2024, at 10:00 a.m. (Eastern Daylight Time). This Proxy Statement/Circular contains important information about the matters to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance matters, and certain other required information. Our 2023 Annual Report to Shareholders, which consists of our Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”), contains information about our business, our audited financial statements and other important information that we are required to disclose under the SEC’s rules.
As many of our Shareholders may be unable to virtually attend the Annual Meeting, proxies are solicited to give each Shareholder an opportunity to vote on all matters that will properly come before the Annual Meeting. References in this Proxy Statement/Circular to the Annual Meeting include any adjournments or postponements of the Annual Meeting.
How can I access the proxy materials for the Annual Meeting?
Shareholders may access the proxy materials, which include the Notice, the Proxy Statement/Circular (including a form of proxy card) and our Annual Report, on our website, www.arbutusbio.com, the SEC’s website at www.sec.gov and under our profile at www.sedarplus.ca. Alternatively, Shareholders may request to receive a printed set of the proxy materials. Instructions on how to request a printed copy may be found in the Notice. In addition, Shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage Shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of the Annual Meeting.
Who is entitled to vote at the Annual Meeting, and how many votes do I have?
Only holders of Common Shares as of the close of business on the Record Date are entitled to vote at the Annual Meeting, or any adjournment or postponement thereof, in the manner and subject to the procedures described in this Proxy Statement/Circular and the proxy card.
At the close of business on the Record Date, 180,174,930 of our Common Shares were issued and outstanding. Each Shareholder entitled to vote at the Annual Meeting may cast one vote for each Common Share held on all matters to come before the Annual Meeting. Cumulative voting for directors is not permitted.
How can I vote?
The answer depends on whether you are a Shareholder of record or a beneficial owner.
If you are a Shareholder of record, which means that you owned your Common Shares directly (that is, you held shares that show your name as the registered shareholder) on the Record Date, your proxy is being solicited directly by the Board, and you may vote at the Annual Meeting or by proxy whether or not you attend the Annual Meeting virtually.
•
To vote over the Internet, go to www.ProxyVote.com and follow the online voting instructions and refer to your control number provided on the Notice. Or, using a smartphone or tablet, scan the QR Code on the Notice to vote on www.ProxyVote.com. Internet voting is available 24 hours a day.

•
To vote at the Annual Meeting, please go to www.virtualshareholdermeeting.com/ABUS2024 and enter your control number (which is located on the Notice). If you use your control number to log in to the Annual Meeting, any vote you cast at the Annual Meeting will revoke any proxy you previously submitted. If you do not wish to revoke or change a previously submitted proxy, you should not vote during the Annual Meeting.

•
To vote by Mail, you must request a paper copy of the proxy materials (which will be provided free of charge and include a proxy card); please promptly complete, sign and return your proxy card in the return envelope enclosed with the proxy materials to ensure that it is received prior to the closing of the polls at the Annual Meeting.

•	To vote by Telephone, call 1-800-690-6903 (toll free in North America) and follow the instructions and refer to your control number provided on your Notice.

Internet and telephone votes must be submitted no later than 11:59 pm Eastern Daylight Time on May 21, 2024. The Chair of the Annual Meeting may waive the proxy cut-off without notice. If the proxy is not dated, it will be deemed to be submitted seven calendar days after the date on which it was mailed to you.
If you are a beneficial owner, which means that you owned your Common Shares indirectly (that is, you held your shares in “street name” in a brokerage account or by another nominee holder) on the Record Date, a Notice or voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your Common Shares. If you received a voting instruction card, you can vote by completing and returning the voting instruction card. You may also be able to vote by proxy over the Internet, by telephone, by mail (if you properly request a paper copy of these proxy materials) or at the Annual Meeting, depending upon the voting instruction card.
If you wish to vote at the Annual Meeting, go to www.virtualshareholdermeeting.com/ABUS2024 and enter your control number that was included in the Notice or voting instruction card. Once properly admitted to the Annual Meeting, you will be able to vote your shares by following the instructions that will be available on the Annual Meeting website. If you did not receive a control number with the Notice or voting instruction card, you may not vote your shares at the Annual Meeting unless you obtain a valid “legal proxy” from the bank, broker or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. Please contact your bank, broker or other nominee at least five days before the Annual Meeting and obtain a legal proxy to be able to participate in or vote at the Annual Meeting.
Why is the Annual Meeting online, and will I have the same participation rights as I would have at an in-person annual meeting?
By hosting the Annual Meeting online, we are able to communicate more effectively with our Shareholders, enable increased attendance and participation from locations around the world, reduce costs and increase overall efficiency and safety for us and our Shareholders. The virtual Annual Meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. If you plan to attend the Annual Meeting virtually, you will need your control number included on the Notice.
In addition to voting online during the Annual Meeting or changing a vote you may have submitted previously by following the methods described herein, Shareholders who attend the Annual Meeting and log in using their control number will have an opportunity to submit questions in writing during a portion of the Annual Meeting. Instructions for submitting a question during the Annual Meeting will be provided on the Annual Meeting website at www.virtualshareholdermeeting.com/ABUS2024. We will endeavor to answer as many submitted questions as time permits; however, we reserve the right to exclude questions regarding topics that are not pertinent to Annual Meeting matters or company business or are inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Any questions that are appropriate and pertinent to the Annual Meeting but cannot be answered during the Annual Meeting due to time constraints will be answered by our Investor Relations department as soon as practicable after the Annual Meeting.
Guests, including Shareholders who do not log in using their unique control number, may listen to the live audio webcast of the virtual Annual Meeting. Guests are not able to vote or ask questions at the Annual Meeting. In order to attend the Annual Meeting as a guest, log in online at www.virtualshareholdermeeting.com/ABUS2024, select “guest,” and then complete the online registration form.
The Annual Meeting will begin promptly at 10:00 a.m. (Eastern Daylight Time). Log-in will begin at 9:45 a.m. (Eastern Daylight Time), and you should allow ample time for the log-in procedures. It is important that you remain connected to the Internet for the duration of the Annual Meeting to vote when balloting commences. It is your responsibility to ensure that you remain connected.
What should I do if I need technical support during the Annual Meeting?
The Annual Meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plugins. Attendees should ensure they have a strong Internet connection, allow plenty of time to log in, and can hear the streaming audio prior to the start of the Annual Meeting.
If you experience any technical difficulties accessing the Annual Meeting or during the Annual Meeting, please call the toll-free number that will be available on our Annual Meeting website for assistance. We will have technicians ready to assist you with any technical difficulties you may have beginning 15 minutes prior to the start of the Annual Meeting through its conclusion. Additional information regarding matters addressing technical and logistical issues, including technical support during the Annual Meeting, will be available on the Annual Meeting website.

Can I change my vote or revoke my proxy?
Yes, you may revoke your proxy at any time before the Annual Meeting. If you are a Shareholder of record, you may revoke your proxy by (1) submitting a new vote on the Internet or by telephone or by submitting another properly completed proxy card with a later date than your original card, but no later than 11:59 pm Eastern Daylight Time on May 21, 2024 or (2) attending and voting at the Annual Meeting (note that simply attending the Annual Meeting will not, by itself, revoke your proxy). We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls, whether your instructions are received by mail, via the Internet, over the telephone or at the Annual Meeting. If you are a beneficial owner and wish to change your vote, you must follow the procedures required by your broker, bank, or other nominee.
What is a “broker non-vote”?
If you are a beneficial owner of Common Shares, you must provide your broker, bank, or other nominee with instructions for how to vote your shares for Proposal Nos. 1, 2, 3 and 4 for your Common Shares to be counted. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your Common Shares. If you do not provide voting instructions, your shares will not be voted on any proposal for which the broker does not have discretionary authority to vote. This is called a “broker non-vote.”
Brokers, banks, or other nominees will have this discretionary authority with respect to “routine” matters; however, they will not have this discretionary authority with respect to “non-routine” matters. Proposal Nos. 1, 2 and 3 are considered “non-routine” matters, while Proposal No. 4 to approve the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2024 is considered a “routine” matter. Therefore, if you are a beneficial owner of Common Shares and do not provide voting instructions, your shares will not be voted on Proposal Nos. 1, 2 and 3 and a broker non-vote will occur on these matters. In the event of a broker non-vote, such beneficial owners’ shares will be included in determining whether a quorum is present, but otherwise will not be counted as having been voted in respect of any such matter. Thus, a broker non-vote will make a quorum more readily obtainable, but a broker non-vote will not otherwise affect the outcome of a vote on a proposal that requires a majority of the votes cast. Because Proposal No. 4 is a “routine” matter, your broker, bank, or other nominee will be permitted to exercise its discretion on this proposal, which means there will be no broker non-votes on this matter.
How many shares must be present or represented to conduct business at the Annual Meeting?
To transact business at the Annual Meeting, a quorum of Common Shares must be present either in person (including via remote communication) or by proxy. Under our Articles, as amended, a quorum for the transaction of business at the Annual Meeting is at least two people who are, or who represent by proxy, one or more Shareholders who, in the aggregate, hold at least 33 1/3% of the issued Common Shares entitled to be voted at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum at the Annual Meeting. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.
What am I being asked to vote on, and what vote is required to approve each proposal?
•
Proposal No. 1: To elect seven (7) director nominees named in this Proxy Statement/Circular, each to serve until the 2025 Annual General Meeting of Shareholders or until his or her qualified successor has been duly elected or appointed (“Proposal No. 1”). Votes may be cast: FOR ALL nominees, WITHHOLD ALL with respect to all nominees, or FOR ALL EXCEPT with respect to one or more nominees. Under our majority voting policy, each director nominee must receive more “FOR” votes than “WITHHOLD” votes for their appointment to be immediately approved. In an uncontested election, any nominee who receives a greater number of “WITHHOLD” votes from his or her election than votes “FOR” such election is required to tender his or her resignation to our Board promptly following the vote. Our Board (excluding any director that has tendered a resignation) will consider the director’s offer to resign and decide whether or not to accept it within 90 days of receiving the final voting results of the Annual Meeting. Our majority voting policy is more fully described below under “Statement on Corporate Governance — Director Election and Majority Voting Policy.” Broker non-votes and abstentions will have no effect on the outcome of this Proposal No. 1.

•	Proposal No. 2: To approve an amendment to the 2016 Plan to (a) increase the aggregate number of Common Shares authorized for issuance thereunder by 9,500,000 Common Shares and (b) increase the aggregate number of Common Shares that may be issued pursuant to incentive stock options granted thereunder by 9,500,000 Common Shares (“Proposal No. 2”). Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this Proposal No. 2 requires a majority of the votes cast at the Annual Meeting. For purposes of determining the number of votes cast, only the Common Shares voting “FOR” or “AGAINST” are counted. As such, abstentions are not treated as votes cast and are not counted in the determination of the outcome of this Proposal No. 2. Abstentions will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes will have no effect on the outcome of this Proposal No. 2.
•
Proposal No. 3: To approve, on a non-binding advisory basis, the compensation of our named executive officers (“Proposal No. 3”). Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this Proposal No. 3 requires a majority of the votes cast at the Annual Meeting. For purposes of determining the number of votes cast, only the Common Shares voting “FOR” or “AGAINST” are counted. As such, abstentions are not treated as votes cast and are not counted in the determination of the outcome of this Proposal No. 3. Abstentions will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes will have no effect on the outcome of this proposal. Although this is an advisory vote, our Board will consider the results of the advisory vote when considering future decisions related to such proposal.

•
Proposal No. 4: To approve the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (“Proposal No. 4”). Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this Proposal No. 4 requires a majority of the votes cast at the Annual Meeting. For purposes of determining the number of votes cast, only the Common Shares voting “FOR” or “AGAINST” are counted. As such, abstentions are not treated as votes cast and are not counted in the determination of the outcome of this Proposal No. 4. Abstentions will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes will not occur in connection with this proposal because your broker, bank or other nominee has discretionary voting authority to vote shares on the approval of independent registered public accounting firms under stock exchange rules without specific instructions from the beneficial owners.

Our Board recommends that each Shareholder votes “FOR ALL” for Proposal No. 1 and “FOR” Proposal Nos. 2, 3 and 4.
See the “Proposals” section of this Proxy Statement/Circular for information on these proposals. We will also consider any other business that is properly brought before the Annual Meeting or any adjournments or postponements thereof. We are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the person named as proxy holder, Michael J. McElhaugh, or failing him, J. Christopher Naftzger, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting or any adjournments or postponements thereof. Your proxy holder will have the authority to appoint a substitute to act as proxy. If, for any reason, any of the director nominees is not available as a candidate for director, the person named as proxy holder will vote your proxy for such other candidate or candidates as may be nominated by our Board.
How will proxies be exercised?
The Common Shares represented by proxy will be voted or withheld from voting in accordance with your instructions. With respect to any amendments or variations in any of the Proposals, or any other matters which may properly come before the Annual Meeting, the Common Shares will be voted by a proxyholder in his sole discretion.
Where you submit a properly executed proxy card but do not specify a vote on a proposal shown in the Proxy Statement/Circular, a nominee of management acting as proxyholder will vote the Common Shares as if you had specified a vote “FOR ALL” with respect to Proposal No. 1 and “FOR” with respect to each of Proposal Nos. 2, 3 and 4.
What does it mean if I receive more than one Notice or proxy card?
This means that you own Common Shares that are registered under more than one account. For example, you may own some Common Shares directly as a Shareholder of record and other Common Shares as a beneficial owner through a broker, bank, or other nominee, or you may own Common Shares through more than one such organizations. You should provide voting instructions for all accounts referenced to vote all the Common Shares you own.

How will proxies be solicited and who will pay the cost of the proxy solicitation?
The solicitation of proxies will be primarily by mail, but our directors, officers, and regular employees may also solicit proxies personally or by telephone. We will not pay our directors, officers, or employees any additional compensation for these services. We will bear all costs of the solicitation, including all printing, handling, and mailing of the Annual Meeting materials. We have arranged for your broker, bank, or other nominee to forward the Annual Meeting materials to beneficial owner of our Common Shares held of record by those organizations and we may reimburse them for their reasonable fees and disbursements in that regard.
Who will count the votes, and is my vote confidential?
Votes will be counted by the scrutineer appointed for the Annual Meeting. Proxy instructions, ballots, and voting tabulations that identify individual Shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our organization or to third parties, except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be filed with the Canadian provincial securities regulatory authorities on SEDAR at www.sedarplus.ca, and will also be published in a Current Report on Form 8-K filed with the SEC on EDGAR at www.sec.gov within four business days of the Annual Meeting.
How can I make a Shareholder proposal for the 2025 Annual General Meeting of Shareholders?
If you want to propose a matter for consideration at our 2025 Annual General Meeting of Shareholders, then that proposal must be received at our registered office at 25th Floor, Toronto Dominion Bank Tower, 700 West Georgia Street, Vancouver, British Columbia, V7Y 1B3 (with a copy to our Secretary at 701 Veterans Circle, Warminster, Pennsylvania 18974, United States) and in compliance with the requirements set forth below.
For a Shareholder proposal to be eligible under the British Columbia Business Corporations Act (“BCBCA”), the proposal must be received at our registered office no later than February 22, 2025. In addition, it must be in writing, accompanied by the requisite declarations and signed by the submitter and qualified Shareholders who at the time of signing are the registered or beneficial owners of shares that, in the aggregate: (a) constitute at least 1% of our issued Common Shares that have the right to vote at general meetings; or (b) have a fair market value in excess of C$2,000. For the submitter or a qualified Shareholder to be eligible to sign the proposal, that Shareholder must have been the registered Shareholder or beneficial owner entitled to vote at our annual general meetings for an uninterrupted period of at least two years before the date the proposal is signed.
For a Shareholder proposal to be eligible under Rule 14a-8 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), such Shareholder must submit the proposal, along with proof of ownership of our Common Shares, no later than December 11, 2024. This date will change if the date of the 2025 Annual General Meeting of Shareholders is more than 30 calendar days earlier or later than May 22, 2025.
A Shareholder wishing to nominate an individual to be a director, other than pursuant to a requisition of a general meeting made pursuant to the BCBCA or a Shareholder proposal made pursuant to the BCBCA provisions described above, is required to comply with Section 13.9 of the Articles. Section 13.9 of the Articles provides, inter alia, that proper written notice of any such director nomination (the “Nomination Notice”) for an annual general meeting of Shareholders must be provided to our Secretary at 701 Veterans Circle, Warminster, Pennsylvania 18974, United States, not less than 30 nor more than 65 days prior to the date of the annual general meeting of Shareholders; provided, however, that in the event that the annual general meeting of Shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual general meeting was made, the Nomination Notice must be provided no later than the close of business on the tenth day following the Notice Date. The foregoing is merely a summary of provisions contained in Section 13.9 of the Articles, is in addition to any other requirements under applicable laws, is not comprehensive and is qualified by the full text of such provisions. The full text of such provisions is set out in Section 13.9 of the Articles, as amended, copies of which are filed as Exhibits 3.1 and 3.2 to our Annual Report on Form 10-K for the year ended December 31, 2023, which can be found under our profile at www.sedarplus.ca or www.sec.gov.

In addition to satisfying the foregoing advance notice requirements under our Articles, to comply with the universal proxy rules under the Exchange Act, Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 24, 2025, which is the first business day following the 60th day prior to the one-year anniversary date of the Annual Meeting.
It is recommended that Shareholders submitting proposals utilize certified mail with return receipt requested to provide proof of timely receipt. The Chair of the Annual Meeting reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Articles and conditions established by the SEC.
Whom should I contact if I have questions concerning the Proxy Statement/Circular or voting?
If you have questions concerning the information contained in this Proxy Statement/Circular, you may contact us by letter, phone or through our website as follows:
Arbutus Biopharma Corporation
Attn: Gloria Pichii
701 Veterans Circle
Warminster, Pennsylvania 18974, United States
Phone: 267.469.0914
Website: http://www.arbutusbio.com/

PROPOSALS
PROPOSAL NO. 1 – ELECTION OF DIRECTORS
Our Board currently consists of seven (7) directors. The term of office of each of the current directors will end immediately before the election of directors at the Annual Meeting. Unless the director’s office is earlier vacated in accordance with the provisions of the BCBCA and our Articles, each director elected will hold office until immediately before the election of new directors at the next annual general meeting of our Shareholders and, if no director is then elected, until a qualified successor is duly elected or appointed.
Upon the recommendation of our Corporate Governance and Nominating Committee, our Board has nominated the following individuals to serve until the 2025 Annual General Meeting of Shareholders and until their respective successors are duly elected and qualified: Daniel Burgess, Richard C. Henriques, Keith Manchester, M.D., Michael J. McElhaugh, James Meyers, Melissa V. Rewolinski, Ph.D, and Frank Torti, M.D.
Drs. Torti and Manchester were each initially designated as nominees to our Board pursuant to rights Roivant Sciences Ltd. (“Roivant”) had in connection with its ownership of certain of our Preferred Shares. However, such rights expired on October 16, 2021 in connection with the automatic conversion of Preferred Shares held by Roivant into Common Shares.
Shareholders may also nominate individuals for election to our Board in accordance with our Articles and the BCBCA, as more fully described below under “Corporate Governance - Director Nominations.”
We are not aware that any of our nominees will be unable or unwilling to serve as one of our directors; however, should we become aware of such an occurrence before the election of directors takes place at the Annual Meeting, if the persons named in the accompanying proxy are appointed as proxyholders, it is intended that the discretionary power granted under such proxy will be used by the proxyholders to vote in their discretion for a substitute nominee or nominees.
Biographical information and the attributes, skills and experience of each nominee that led our Corporate Governance and Nominating Committee and Board to determine that such nominee should serve as a director are discussed in the “Executive Officer and Directors” section of this Proxy Statement/Circular.
Vote Required and Recommendation of our Board
Under our Majority Voting Policy, each director nominee must receive more “FOR” votes than “WITHHOLD” votes for his or her appointment to be immediately approved. Our Majority Voting Policy is more fully described below under “Corporate Governance - Director Election and Majority Voting Policy.”
Unless directed otherwise by a Shareholder, or such authority is withheld, the individuals named in the accompanying proxy intend to vote the Common Shares for which either of them is appointed proxyholder “FOR” each director nominee whose name is set forth herein.
Our Board recommends that our Shareholders vote FOR ALL of the director nominees.

PROPOSAL NO. 2 – APPROVAL OF AMENDMENT TO THE 2016 PLAN
Background
Our Board believes that equity incentives are important tools in motivating the performance of our officers, employees, and directors. We believe our success depends largely upon our ability to attract, retain, and motivate the highly skilled talent and personnel we need and expect to make important contributions to our business. We accomplish this by providing our employees with meaningful equity ownership opportunities. The life sciences market is highly competitive, and our results are largely attributable to the talents, expertise, efforts, and dedication of our employees. Our compensation program, including the granting of equity compensation, is a crucial way we not only attract and recruit new employees, but also how we retain our most experienced and skilled employees. We are often competing for highly skilled talent with many companies that have evergreen provisions in their equity incentive plans, which provide for annual additions of new shares eligible for grant to current and prospective future employees. We do not have an evergreen provision in our equity plan that provides for an annual increase of new shares to grant and, as such, we are required to request Shareholders to approve a total share pool that will sustain our equity incentive program, and this request is intended to do so.
During 2022, and for all previous years, equity incentives for all our employees were in the form of stock options. Beginning in 2023, all employees received a mix of stock options and restricted stock units. We believe offering a mix of equity awards enhances our ability to attract, retain and motivate our employees.
Equity Burn Rate
The following table provides detailed information regarding the activity related to our equity incentive plans and weighted average Common Shares outstanding for the fiscal year ended December 31, 2023.
Stock options granted	5,082,640
Restricted stock units granted	1,344,550
Total number of Common Shares underlying equity grants	6,427,190
Weighted-average Common Shares outstanding	165,960,379
Annual equity burn rate(1) for 2023	3.9%
(1)
Equity burn rate is calculated by dividing the sum of the number of Common Shares underlying equity awards granted during the period by the weighted-average total number of Common Shares outstanding during the period.

Overhang
The following table provides certain additional information regarding our equity incentive plans as of the Record Date.
Total restricted stock units outstanding	2,132,635
Total shares subject to outstanding stock option awards	21,163,168
Weighted-average exercise price of stock options outstanding	$3.32
Weighted-average remaining term of stock options outstanding	7.4 years
Total shares available to grant	3,108,772
Total Common Shares outstanding	180,174,930
Dilution(2)	14.7%
(2)
Dilution is calculated by dividing the sum of the number of Common Shares subject to outstanding awards and the total number of Common Shares remaining available for grant by the total number of Common Shares outstanding.

If the approval of the amendment to the 2016 Plan is approved pursuant to this Proposal No. 2, the issuance of the 9,500,000 additional Common Shares reserved under the 2016 Plan would dilute existing Shareholders by an additional 5.3%, based on the number of Common Shares outstanding as of the Record Date.
We believe the above positioning is consistent with our peer group and demonstrates the reasonableness of this share request and that it should be supported to allow us to compete successfully and create value for Shareholders.
As of March 25, 2024, there were 3,108,772 Common Shares available for the grant of future equity awards under the 2016 Plan. Upon the recommendation of our Executive Compensation and Human Resources Committee

(the “Compensation Committee”), our Board has approved, subject to Shareholder approval, an amendment to the 2016 Plan to (a) increase the aggregate number of Common Shares authorized for issuance under the 2016 Plan by 9,500,000 Common Shares and (b) increase the aggregate number of Common Shares that may be issued pursuant to incentive stock options granted thereunder by 9,500,000 Common Shares. Our Board believes that equity awards provide an important incentive for our employees, including our executive officers, and our directors to remain with us, to motivate them to help achieve our corporate objectives and to align their interests with those of our Shareholders. Our Board voted to approve the amendment to the 2016 Plan to ensure that we have sufficient capacity under the 2016 Plan to continue to provide appropriate equity incentives.
On March 25, 2024, the closing price of our Common Shares on the Nasdaq Global Select Market was $2.49 per share.
Summary of the Material Terms of the 2016 Plan
The following summary describes the material terms of the 2016 Plan and provides a general description of the U.S. federal income tax consequences applicable to certain transactions involving awards under the 2016 Plan. The following description of certain features of the 2016 Plan is qualified in its entirety by reference to the full text of (x) Amendment No. 6 to the 2016 Plan and (y) the 2016 Plan, each of which are filed as Annex A to this Proxy Statement/Circular.
Administration
The 2016 Plan is administered by our Compensation Committee, or such other committee designated by our Board to administer the 2016 Plan and comprised of members as specified under the 2016 Plan (the “2016 Plan Committee”). Our Board will fill vacancies on and from time to time may remove or add members to the 2016 Plan Committee, and the 2016 Plan Committee will be so constituted to permit awards granted under the 2016 Plan to be exempt from Section 16(b) of the Exchange Act.
Subject to the express provisions of the 2016 Plan, the 2016 Plan Committee has authority to administer and interpret the 2016 Plan, including the authority to determine who is eligible to participate in the 2016 Plan and to whom and when awards are granted under the 2016 Plan, to grant awards, to determine the number of Common Shares subject to awards and the exercise or purchase price of such shares under an award, to establish and verify the extent of satisfaction of any performance criteria applicable to awards, to prescribe and amend the terms of the agreements evidencing awards made under the 2016 Plan, and to make other determinations deemed necessary or advisable for the administration of the 2016 Plan. Also, subject to the requirements of applicable corporate laws, and any limitations under applicable stock exchange rules, the 2016 Plan Committee also has the power to delegate to officers the authority to grant and determine the terms and conditions of awards granted under the 2016 Plan. These delegated officers shall not be permitted to grant awards to any person subject to Rule 16b-3 under the Exchange Act.
Common Shares Available for Awards
If the proposed amendment to the 2016 Plan is approved by our Shareholders, then, subject to adjustment as provided for in the 2016 Plan, the aggregate number of Common Shares that will be reserved for issuance under the 2016 Plan will be 33,500,000. If any Common Shares covered by an award or to which an award relates are not purchased or are forfeited or are reacquired by us (including any awards that are settled in cash), or if an award otherwise terminates or is cancelled without delivery of any Common Shares, then the number of Common Shares counted against the aggregate number of Common Shares available under the 2016 Plan with respect to such award, to the extent of any such forfeiture, reacquisition by us, termination or cancellation, will again be available for granting awards under the 2016 Plan. Notwithstanding the foregoing, the following Common Shares will not again become available for issuance under the 2016 Plan: (w) any Common Shares which would have been issued upon any exercise of an option but for the fact that the exercise price was paid by a “net exercise” or any Common Shares tendered in payment of the exercise price of an option; (x) any Common Shares withheld by us or Common Shares tendered to satisfy any tax withholding obligation with respect to an award under the 2016 Plan; (y) Common Shares covered by a share-settled stock appreciation right (“SAR”) issued under the 2016 Plan that are not issued in connection with settlement in Common Shares upon exercise; or (z) Common Shares that are repurchased by us using option exercise proceeds.

Eligibility
Participants under the 2016 Plan are limited to employees, officers, non-employee directors, consultants, independent contractors, or advisors providing services to us or our affiliates, or any such person to whom an offer of employment or engagement with us or any of our affiliates is extended.
In determining to whom awards will be granted and the nature of such each award, the 2016 Plan Committee may consider the nature of the services rendered by the respective participant, their present and potential contributions to our success or such other factors as the 2016 Plan Committee, in its discretion, deems relevant.
As of March 25, 2024, we had 72 employees and six non-employee directors who would be eligible to participate in the 2016 Plan.
General Terms and Conditions of Awards
Nonqualified Stock Options
The 2016 Plan Committee may grant nonqualified stock options under the 2016 Plan which do not meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and which will be subject to the following terms and conditions. The option exercise price per share will be determined by the 2016 Plan Committee but will not be less than 100% of the “fair market value” of the Common Shares on the date of grant of such option, with limited exceptions. The term “fair market value” means either: (a) if the Common Shares are listed on any established stock exchange, the price of one Common Share at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of Common Shares shall have occurred on such date, on the next preceding date on which there was a sale of Common Shares; or (b) if the Common Shares are not so listed on any established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes for a Common Share; or (c) if the Common Shares are not publicly traded as of such date, the per share value of a Common Share, as determined by our Board, or any duly authorized committee of our Board, in its sole discretion, by applying principles of valuation with respect thereto.
The exercise price of an option may be paid through various means specified by the 2016 Plan Committee, including in cash, Common Shares (actually or by attestation), other securities, other awards or other property, or any combination thereof. With limited exceptions (legal prohibition on exercise, black-out periods, and lock-up agreements) for which a thirty-day extension is provided, every option which has not been exercised within ten years of its date of grant will lapse upon the expiration of the ten-year period, unless it has lapsed at an earlier date as determined by the 2016 Plan Committee.
Incentive Stock Options
The 2016 Plan Committee may grant incentive stock options under the 2016 Plan that meet the requirements of Section 422 of the Code. The current aggregate number of Common Shares that may be issued under all incentive stock options under the 2016 Plan is 24,000,000 Common Shares. If the proposed amendment to the 2016 Plan is approved by our Shareholders, then the aggregate number of Common Shares that may be issued under all incentive stock options under the 2016 Plan will be 33,500,000 Common Shares. Under the 2016 Plan, the aggregate fair market value, determined at the time the option is granted, of the Common Shares with respect to which incentive stock options are exercisable for the first time by any participant during any calendar year (under the plan and any of our other incentive stock option plans) may not exceed $100,000, or any other limit as may be prescribed by the Code from time to time. The option exercise price per share will be determined by the 2016 Plan Committee but will not be less than 100% of the “fair market value” of the Common Shares on the date of grant of such option. In the case of a grant of an incentive stock option to a participant who, at the time such option is granted, owns stock possessing more than 10% of the combined voting power of all classes of our stock, the option exercise price per share under such option will not be less than 110% of the “fair market value” of the Common Shares on the date of grant of such option and such option will expire and no longer be exercisable no later than five years from the date of grant of such option.
SARs
The 2016 Plan Committee may grant SARs under the 2016 Plan. Subject to the express provisions of the 2016 Plan and as discussed in this paragraph, the 2016 Plan Committee has discretion to determine the grant value, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any SAR. The grant value of each SAR granted under the 2016 Plan will be determined by the 2016 Plan Committee and will be equal to or greater than the closing market price of a Common Share on the date of grant of the SAR, provided, however, that if the SAR being granted is in substitution for a SAR previously granted by an entity that is acquired by or merged with us, the grant value of such SAR may be lower than the closing market price of a Common Share on the date of grant of the SAR. Every SAR which has not been exercised within ten years of its date of grant will lapse upon the expiration of such ten-year period, unless it has lapsed at an earlier date as determined by the 2016 Plan Committee.
Restricted Stock and Restricted Stock Units
The 2016 Plan Committee may grant restricted stock or restricted stock units under the 2016 Plan. Restricted stock and restricted stock units will be subject to such restrictions as the 2016 Plan Committee may impose (including, without limitation, any limitation on the right to vote a share of restricted stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the 2016 Plan Committee may deem appropriate.
Any restricted stock granted under the 2016 Plan shall be issued at the time such awards are granted and may be evidenced in such manner as the 2016 Plan Committee may deem appropriate. In the case of restricted stock units, no Common Shares shall be issued at the time such awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to restricted stock units evidencing the right to receive Common Shares, such Common Shares shall be issued and delivered to the holder of the restricted stock units.
Except as otherwise determined by the 2016 Plan Committee, if a director resigns or is removed or if the employment of an employee holding restricted stock or restricted stock units terminates during the applicable restricted period, the restricted stock and/or restricted stock units held by such director or employee will be forfeited and reacquired by us.
Dividend Equivalents
The holder of a dividend equivalent will be entitled to receive payments (in cash, shares, other securities, or other property) equivalent to the amount of cash dividends paid by us to our Shareholders, with respect to the number of shares determined by the 2016 Plan Committee. Dividend equivalents will be subject to other terms and conditions determined by the 2016 Plan Committee, but the 2016 Plan Committee may not (i) grant dividend equivalents in connection with options SARs or other awards the value of which is based solely on an increase in the value of the Common Shares after the date of grant of such award or (ii) pay a dividend equivalent with respect to an award prior to the date on which all condition or restrictions on such award have been satisfied, waived or lapsed. In no event will any dividends or dividend equivalents be paid with respect to an award until the award has vested.
Performance Awards
The 2016 Plan Committee may grant performance awards under the 2016 Plan. Each performance award will confer upon the participant the opportunity to earn future payments tied to the achievement of one or more performance criteria during such performance periods as the 2016 Plan Committee shall establish.
Transferability
Except as otherwise may be provided by the 2016 Plan Committee in its discretion, and subject to such additional terms and conditions as it determines, no award (other than fully vested and unrestricted Common Shares issued pursuant to any award) and no right under any such award shall be transferable by a participant other than by will or by the laws of descent and distribution, and no award (other than fully vested and unrestricted Common Shares issued pursuant to any award) or right under any such award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against us or any of our affiliates.
Change in Control Provisions
Upon a Change in Control (as defined in the 2016 Plan), except as otherwise provided in an applicable award agreement or in another written agreement with a participant, the parties to the Change in Control may agree that awards will be assumed, continued, or substituted for by the successor entity, with appropriate adjustments as to the number and kind of shares and prices subject to the award. Except as otherwise provided in an applicable award agreement or in another written agreement with a participant, if, within 12 months following a Change in Control in which a participant’s awards are assumed, continued or substituted for by the successor entity, the participant’s status as a service provider is terminated without Cause (as defined in the 2016 Plan) by us or one of our affiliates (or a successor company of us or such affiliate), then all of the participant’s outstanding awards will become fully vested and exercisable as of the moment immediately prior to such termination.
In the event awards are not assumed, continued, or substituted for by the successor entity in a Change in Control, upon the Change in Control, the 2016 Plan and all awards will terminate. In the event of such termination, except as otherwise may be provided in an applicable award agreement or in another written agreement with a participant, all options and SARs with time-based vesting conditions or restrictions will become fully exercisable as of the effective time of the Change in Control, all other awards with time-based vesting conditions or restrictions will become fully vested and nonforfeitable as of the effective time of the Change in Control, and all awards with conditions and restrictions relating to the attainment of performance goals will be deemed to vest and become nonforfeitable as of the effective time of the Change in Control assuming the higher of (i) achievement of all relevant performance goals at the “target” level (pro-rated based upon the length of time within the performance period that elapsed prior to the Change in Control) or (ii) actual achievement as of a date reasonably proximal to the date of the consummation of the Change in Control. For purposes of clause (ii) of the preceding sentence, if, based on the discretion of the 2016 Plan Committee or the Board, actual achievement is not determinable, the relevant performance goals will be deemed to have been achieved at the “target” level (pro-rated based upon the length of time within the performance period that elapsed prior to the Change in Control). In addition, in the event of such termination, the 2016 Plan Committee or the Board will have the option, in its sole discretion, (a) to make or provide for a payment, in cash or in kind, to participants holding options and SARs equal to the difference between the per share consideration paid in the Change in Control transaction and the exercise price or grant price, as applicable, of the options or SARs and/or (b) to provide that each participant will be permitted, within a specified period of time prior to the Change in Control, to exercise all outstanding options and SARs, to the extent then exercisable. For purposes of clause (a) of the preceding sentence, if the exercise price or grant price, as applicable, of any option or SAR is equal to or greater than the per share consideration paid in the Change in Control transaction, the 2016 Plan Committee or the Board may, in its sole discretion, cancel the option or SAR without the payment of consideration for the cancellation of the award. The 2016 Plan Committee or the Board will also have the option, in its sole discretion, to make or provide for a payment, in cash or in kind, to holders of other awards in an amount equal to the per share consideration paid in the Change in Control transaction multiplied by the number of vested shares subject to the award.
Amendment and Termination
No awards may be granted pursuant to the 2016 Plan after the ten-year anniversary of the effective date of the 2016 Plan. Except to the extent Shareholder approval or participant consent is required as provided by the 2016 Plan, our Board may amend, modify, or terminate the plan.
The 2016 Plan Committee may amend, modify, or terminate an outstanding award, provided, however, that, except as expressly provided in the 2016 Plan, the 2016 Plan Committee may not, without the participant’s written consent, amend, modify or terminate an outstanding award that materially and adversely alters or impairs the terms or conditions of an award previously granted to a participant. Without limiting the foregoing, the 2016 Plan provides that our Board may amend, suspend, terminate, or discontinue the Plan, and the 2016 Plan Committee may amend or alter any previously granted award, as applicable, without obtaining the approval of our Shareholders to:
•	amend the eligibility for, and limitations or conditions imposed upon, participation in the 2016 Plan;
•
amend any terms relating to the granting or exercise of awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of awards, or otherwise waive any of our conditions or rights under any outstanding award, prospectively or retroactively;

•
make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to awards necessary or desirable to avoid any adverse tax results under Code Section 409A), and no action taken to comply shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an award or beneficiary thereof; or

•	amend any terms relating to the administration of the 2016 Plan, including the terms of any administrative guidelines or other rules related to the 2016 Plan.

Under the 2016 Plan, prior approval of our Shareholders are required for any amendment to the 2016 Plan or an award thereunder that would:
•	require Shareholder approval under the rules or regulations of the SEC, the Nasdaq Stock Market LLC (“Nasdaq”) or any other securities exchange that are applicable to us;
•	increase the number of Common Shares authorized under the 2016 Plan as specified under the 2016 Plan;
•	increase the number of Common Shares or value subject to the limitations contained in the 2016 Plan;
•	permit repricing of options or SARs, which is prohibited by the 2016 Plan;
•	permit the award of options or SARs at a price less than 100% of the fair market value of a Common Share on the date of grant of such option or SAR, contrary to the provisions of the 2016 Plan; or
•	increase the maximum term permitted for options or SARs as specified under the 2016 Plan.
Certain U.S. Federal Income Tax Consequences
The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards made under the 2016 Plan. The summary does not contain a complete analysis of all the potential tax consequences relating to awards granted under the 2016 Plan, including state, local or foreign tax consequences. This summary is intended for the information of our Shareholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 2016 Plan. This summary is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Tax consequences are subject to change, and a taxpayer’s particular situation may be such that some variation in application of the described rules is applicable. Accordingly, participants are advised to consult their own tax advisors with respect to the tax consequences of participating in the 2016 Plan.
Nonqualified Stock Options
A participant will not be deemed to have received taxable income upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, a participant generally will be deemed to have received taxable ordinary income in an amount equal to the excess of the fair market value of the Common Shares received on the date of exercise over the option price.
Upon the exercise of a nonqualified stock option, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the amount included in income by the participant as a result of such exercise, subject to the limitations of Section 162(m) of the Code and our compliance with applicable reporting requirements. This deduction will be available to us in the tax year in which the participant recognizes the income.
The income arising from a participant who is an employee exercising a nonqualified stock option will be treated as compensation income for income and payroll tax withholding purposes, and the 2016 Plan Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered upon exercise. The basis of shares received upon the exercise of a nonqualified stock option will be the option exercise price paid plus the amount recognized by the participant as taxable income attributable to such shares as a result of the exercise. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. A participant’s holding period will commence on the date of exercise.
Incentive Stock Options
Participants will not be deemed to recognize taxable income upon the grant or exercise of an incentive stock option. If a participant makes no disqualifying disposition of the Common Shares received upon exercise within the one year period beginning after the transfer of such Common Shares to the participant nor within two years from the date of grant of the incentive stock option, and if the participant at all times from the date of the grant of the incentive stock option to a date three months before the date of exercise has been an employee of ours, any gain recognized on the disposition of the Common Shares acquired upon exercise will be long-term capital gain. The difference between the fair market value of the Common Shares at the time of exercise and the exercise price will, however, be an item of tax preference, and may subject a participant to the alternative minimum tax. We will not be entitled to any deduction with respect to the grant or exercise of the incentive stock option or the transfer of Common Shares acquired upon exercise.

If the participant makes a disqualifying disposition of the Common Shares before the expiration of the one or two year holding periods described above, the participant will be deemed to have received taxable ordinary income at the time of such disposition to the extent that the fair market value of the Common Shares at the time of exercise, or, if less, the amount realized on such disposition, exceeds the exercise price. To the extent that the amount realized on such disposition exceeds the fair market value of the Common Shares at the time of exercise, such excess will be taxed as capital gain if the Common Shares is otherwise a capital asset in the hands of the participant. To the extent the participant recognizes ordinary income on a disqualifying disposition of the Common Shares, we may be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant, subject to the limitations of Section 162(m) of the Code and our compliance with applicable reporting requirements.
SARs
A participant will not be deemed to have received taxable income upon the grant or vesting of a SAR. Upon the exercise of a SAR, a participant generally will be deemed to have received income, taxable for federal income tax purposes at ordinary income rates, equal to the fair market value at the time of exercise of any Common Shares received plus the amount of any cash received, and we will ordinarily be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant as a result of such exercise, subject to the limitations of Section 162(m) of the Code and our compliance with applicable reporting requirements.
The income arising from a participant who is an employee exercising a SAR will be treated as compensation income for withholding tax purposes and the 2016 Plan Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered upon exercise. The basis of shares received upon the exercise of a SAR will equal the fair market value of the shares at the time of exercise. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant.
Restricted Stock
The federal income tax consequences of the issuance of restricted stock will depend upon whether the participant elects to be taxed at the time of grant of the restricted stock under Section 83(b) of the Code. If no election is made, the participant will not be deemed to have received taxable income upon the grant of restricted stock, but rather recognition of income will be postponed until such time as the restrictions on the shares of restricted stock lapse. At that time, the participant will be deemed to have received taxable ordinary income in an amount equal to the fair market value of the restricted stock when the restrictions lapse. If a Section 83(b) election is made, the participant will be deemed to have received taxable ordinary income at the time of the grant of the restricted stock equal to the fair market value of the shares of restricted stock at that time determined without regard to any of the restrictions on the shares, and the participant will not recognize ordinary income on the lapse of the restrictions.
We will ordinarily be entitled to a deduction for federal income tax purposes in the taxable year in which the participant recognizes any ordinary income as a result of the lapse of restrictions on the restricted stock or as a result of a Section 83(b) election, subject to the limitations of Section 162(m) of the Code and our compliance with applicable reporting requirements. The amount of the deduction will equal the amount of ordinary income recognized by the participant. In the case of employees, such income will be treated as compensation income for income and payroll tax withholding purposes, and the 2016 Plan Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares whose restrictions have lapsed. The basis of any shares received will equal the amount recognized by the participant as taxable income attributable to such shares as a result of the lapse of restrictions on the restricted stock or as a result of a Section 83(b) election. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. For purposes of determining the holding period of any such shares, there will be included only the period beginning at the time the restrictions lapse or, if a Section 83(b) election is made, at the time of grant.
Restricted Stock Units
A participant will not be deemed to have received taxable income upon the grant of restricted stock units. The participant will be deemed to have received taxable ordinary income at such time as shares are distributed to the participant. Upon the distribution of shares to a participant with respect to restricted stock units, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the taxable ordinary income recognized by the participant, subject to the limitations of Section 162(m) of the Code and our compliance with applicable reporting requirements. In the case of employees, such income will be treated as compensation income for income and payroll tax withholding purposes, and the 2016 Plan Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered. The basis of the shares of Common Shares received will equal the amount of taxable ordinary income recognized by the participant upon receipt of such shares. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. A participant’s holding period will commence on the date the shares are distributed to the participant.
Section 409A of the Code
The 2016 Plan Committee intends to administer and interpret the 2016 Plan and all award agreements in a manner designed to satisfy the requirements of Section 409A of the Code and to avoid any adverse tax results thereunder to a holder of an award.
Clawback or Recoupment
All awards under the 2016 Plan will be subject to any applicable policy, law, rule or regulation or applicable stock exchange rule, including, without limitation, Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any applicable stock exchange listing rule adopted pursuant thereto, including our Incentive Compensation Recovery Policy, a copy of which can be found attached as Exhibit 97 to our Annual Report on Form 10-K for the year ended December 31, 2023. Awards may be granted with additional clawback or recoupment conditions or provisions as may be determined by the 2016 Plan Committee.
New Plan Benefits
The issuance of any awards under the 2016 Plan will be at the discretion of the 2016 Plan Committee. In addition, the benefit of any awards granted under the 2016 Plan will depend on numerous factors, including the fair market value of our Common Shares on future dates, among other things. Therefore, it is not possible to determine the amount or form of any award that will be granted to any individual in the future.
Prior Grants Under the 2016 Plan
The following table sets forth, with respect to the individuals and groups named below, the aggregate number of shares subject to restricted stock units and options previously granted under the 2016 Plan (whether or not outstanding, vested or forfeited, as applicable) as of December 31, 2023. The price per share of our common shares as of such date was $2.50, based on the closing price as of December 29, 2023.
Name	Shares Underlying Restricted Stock Units	Shares of Common Stock Underlying Stock Options(1)
Named Executive Officers
William H. Collier	216,500	2,740,863
Michael McElhaugh	83,700	1,055,318
Michael J. Sofia, Ph.D.	82,200	1,258,700
Elizabeth Howard, Ph.D.	69,700	1,003,700
Director Nominees
Frank Torti, M.D.	—	206,000
Daniel Burgess	—	206,000
Richard C. Henriques	—	206,000
Keith Manchester	—	206,000
James Meyers	—	206,000
Melissa V. Rewolinski, Ph.D.	—	110,000
All current executive officers as a group (5 persons)	273,800	3,929,718
All current non-employee directors as a group (6 persons)	—	1,140,000
All current and former employees, including current officers who are not executive officers, as a group	784,550	9,882,127
(1)	This table excludes stock options previously granted to employees and directors under the 2011 Plan. The 2011 Plan expired pursuant to its 10-year term in June 2021.

Proposed Amendment to 2016 Plan
Our Board has approved, and recommends for adoption by our Shareholders, an amendment to the 2016 Plan to (a) increase the aggregate number of Common Shares reserved for issuance under the 2016 Plan from 24,000,000 Common Shares to 33,500,000 Common Shares and (b) increase the aggregate number of Common Shares that may be issued pursuant to incentive stock options granted thereunder from 24,000,000 Common Shares to 33,500,000 Common Shares.
The effectiveness of the proposed amendment to our 2016 Plan is contingent upon Shareholder approval. If our Shareholders do not approve the amendment, the existing version of our 2016 Plan will remain in effect, unchanged.
Vote Required and Recommendation of our Board
The approval of this Proposal No. 2 requires a majority of the votes cast at the Annual Meeting. For purposes of determining the number of votes cast, only the Common Shares voting “FOR” or “AGAINST” will be counted.
Our Board recommends that our Shareholders vote FOR Proposal No. 2 to approve the amendment to the 2016 Plan to (a) increase the aggregate number of Common Shares reserved for issuance under the 2016 Plan by 9,500,000 Common Shares and (b) increase the aggregate number of Common Shares that may be issued pursuant to incentive stock options granted thereunder by 9,500,000 Common Shares.

PROPOSAL NO. 3 – ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are conducting an advisory vote on the compensation paid to our named executive officers. This proposal, commonly known as “say-on-pay,” gives our Shareholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory, and, therefore, it is not binding on our Board, our Compensation Committee, or us. Nevertheless, our Compensation Committee will consider the outcome of the vote when considering future executive compensation decisions. As a result of our last “say-on-frequency” vote, which occurred at the 2021 Annual General and Special Meeting, we will hold this advisory “say-on-pay” vote annually.
Our executive compensation program is designed to attract, motivate, and retain our named executive officers, each of whom is critical to our success. Our Board believes that our executive compensation program is well tailored to retain and motivate key executives while recognizing the need to align our executive compensation program with the interests of our Shareholders and our “pay-for-performance” philosophy. Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our Shareholders’ interests and current market practices.
We encourage our Shareholders to read the “Summary Compensation Table” and other related compensation tables and narrative disclosures in the “Executive Compensation” section of this Proxy Statement/Circular, which describe the 2023 compensation of our named executive officers.
We are asking our Shareholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement/Circular pursuant to Item 402 of Regulation S-K, including the compensation tables and the narrative disclosures that accompany the compensation tables.
Vote Required and Recommendation of our Board
The approval of this Proposal No. 3 requires a majority of the votes cast at the Annual Meeting. For purposes of determining the number of votes cast, only the Common Shares voting “FOR” or “AGAINST” will be counted. Because this is an advisory vote, there is no minimum approval necessary; however, our Board will consider the results of this advisory vote when considering future decisions related to such proposal.
Our Board recommends that our Shareholders vote FOR Proposal No. 3 to approve the compensation of the Company’s named executive officers.

PROPOSAL NO. 4 – APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has reappointed, subject to Shareholder approval, EY to serve as our independent registered public accounting firm and to audit our financial statements for the fiscal year ending December 31, 2024. Management requests that our Shareholders approve the appointment of EY. If the appointment of EY is not approved by the Shareholders, EY shall continue to serve as our independent registered public accounting firm until a successor is appointed.
EY was our independent registered public accounting firm for the fiscal year ended December 31, 2023. EY is expected to have a representative attend the Annual Meeting to be available to respond to appropriate questions and to make a statement if he or she desires.
Information regarding the fees paid to our independent registered public accounting firm in 2023 and 2022 and our pre-approval policies relating to such fees is discussed in the “Independent Registered Public Accounting Firm” section of this Proxy Statement/Circular.
Vote Required and Recommendation of our Board
The approval of this Proposal No. 4 requires a majority of the votes cast at the Annual Meeting. For purposes of determining the number of votes cast, only the Common Shares voting “FOR” or “AGAINST” will be counted.
Our Board recommends that our Shareholders vote FOR the approval of the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
OTHER BUSINESS
If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place in order to solicit additional proxies in favor of the recommendation of our Board, the designated proxyholders intend to vote the shares represented by the proxies appointing them on such matters in accordance with the recommendation of our Board, and the authority to do so is included in the proxy.
As of the date of this Proxy Statement/Circular, our Board knows of no other matters which are likely to come before the Annual Meeting.

EXECUTIVE OFFICERS AND DIRECTORS
Board Composition
Our Board currently consists of seven (7) directors. The term of office of each of the current directors will end immediately before the election of directors at the Annual Meeting. Unless the director’s office is earlier vacated in accordance with the provisions of the BCBCA and our Articles, each director elected will hold office until immediately before the election of new directors at the next annual general meeting of our Shareholders and, if no director is then elected, until a qualified successor is duly elected or appointed.
Executive Officers and Director Nominees
Our executive officers and director nominees, their positions with the Company and their ages as of March 25, 2024, are as follows:
Name	Age	Position(s)
Michael J. McElhaugh*	50	Interim President and Chief Executive Officer, and Director
David C. Hastings	62	Chief Financial Officer
J. Christopher Naftzger	57	General Counsel, Chief Compliance Officer, and Secretary
Michael J. Sofia, Ph.D.	66	Chief Scientific Officer
Karen Sims, M.D., Ph.D.	53	Chief Medical Officer
Frank Torti, M.D.*†	45	Chairman of our Board
Daniel Burgess*+^	62	Director
Richard C. Henriques*+†	68	Director
Keith Manchester, M.D.*^	55	Director
James Meyers*+^†	59	Director
Melissa V. Rewolinski, Ph.D.*†	54	Director
*	Nominee for election to our Board
+	Member of the Audit Committee
^	Member of the Corporate Governance and Nominating Committee
†	Member of the Executive Compensation and Human Resources Committee
The following are brief biographies of nominees for the position of director:
Frank Torti, M.D., Chairman. Dr. Torti has served as Chairman of our Board since November 2018. Dr. Torti has served as the Vant Chair of Roivant Sciences, Inc. (“RSI”), a wholly owned subsidiary of Roivant, since January 2020. In this capacity he serves as Chairman, CEO, or Executive Chairman of the board of directors of the biopharmaceutical companies in the Roivant family and is responsible for the operations and management of those companies. From its founding in November 2022 to the close of its sale in December 2023, Dr. Torti served as Chief Executive Officer of Telavant, which was acquired by Roche for over $7 billion. Dr. Torti previously served as Vant Investment Chair of RSI from August 2018 to December 2019. Prior to joining RSI, from August 2007 to August 2018, Dr. Torti served as a Partner of New Enterprise Associates (“NEA”), specializing in investments in healthcare. Prior to joining NEA, Dr. Torti worked for the Duke University Center for Clinical &Genetic Economics from 2002 to 2005 in various capacities, where he was involved in clinical trials research and economic evaluations of multinational clinical trials.
Dr. Torti presently serves as Executive Chair of the board of directors of Immunovant, Inc. (Nasdaq: IMVT). Dr. Torti previously served on the boards of directors of Sio Gene Therapies, Inc., from September 2018 to April 2023, Urovant Sciences Ltd., from August 2018 to December 2019, and Myovant Sciences Ltd., from November 2018 to December 2019. During his career, he has served on the boards of directors of approximately thirty development and commercial stage public and private healthcare companies. Dr. Torti earned an M.D. from the University of North Carolina School of Medicine, an M.B.A. from Harvard Business School, and a B.A. from the University of North Carolina. Our Board believes that Dr. Torti’s extensive experience in healthcare investing and operations qualifies him to serve on our Board.

Michael J. McElhaugh, Interim President and Chief Executive Officer and Director. Mr. McElhaugh joined Arbutus in July 2014 and has served as our Interim President, Chief Executive Officer, and Director since January 2024. Prior to this, Mr. McElhaugh served as our Chief Operating Officer from November 2022 to December 2023 and as our Chief Business Officer from December 2018 to October 2022. Mr. McElhaugh has more than 20 years of scientific, strategic, transactional, and commercial experience spanning various operating roles within the pharmaceutical industry. Mr. McElhaugh joined Arbutus when it merged with OnCore Biopharma where he was a co-founder and served as its Chief Operating Officer. Previously, from March 2012 to May 2014 he was the Director, Hepatitis C Worldwide Commercialization at Bristol-Meyers Squibb. Prior to Bristol-Myers Squibb, Mr. McElhaugh was the Director, Business Development and Market Analytics at Pharmasset, Inc. and remained in that role following the acquisition by Gilead Sciences Inc. Mr. McElhaugh also held various positions at Viropharma, Inc. and at Merck and Co., Inc. Mr. McElhaugh received his B.S. degree from St. Joseph’s University, his M.S. degree from Thomas Jefferson University and his M.B.A. degree from the Johnson Graduate School of Management at Cornell University. Our Board believes Mr. McElhaugh’s many years of experience in the life sciences industry, as well as his perspective as a founder and long-time employee of Arbutus, qualifies him to serve on our Board.
Daniel Burgess, Director. Mr. Burgess has served as a director since March 2017. He is currently Chairman and Chief Executive Officer of Pulmocide Ltd. He also serves as a Venture Partner at SV Health Investors, is Chairman of the Board of Nabriva Therapeutics plc and Cidara Therapeutics (Nasdaq: CDTX) and several private biotechnology companies. Mr. Burgess is also Chairman of the Joint Oversight Board of CARB-X, a global non-profit partnership dedicated to addressing issues of anti-bacterial resistance. Prior to his current roles, Mr. Burgess was President and CEO of Rempex Pharmaceuticals, a company he co-founded in 2011 and subsequently sold to the Medicines Company in December 2013 and was acting Chief Executive Officer of Therini Bio, Inc. (2020-2021). Prior to Rempex, Mr. Burgess was President and Chief Executive Officer of Mpex Pharmaceuticals, Inc., which was acquired by Aptalis Pharma Inc. in 2011. Mr. Burgess holds a B.A. in economics from Stanford University and an M.B.A. from Harvard Business School. Our Board believes Mr. Burgess’ board, senior management and financial experience at a variety of public and private biotechnology companies and his extensive time in the anti-infective field, allows him to provide our Board with critical perspectives and qualifies him to serve on our Board.
Richard C. Henriques, Director. Mr. Henriques has served as a director since December 2014. He is currently a Senior Fellow at the University of Pennsylvania with a focus on impact investing. He formerly served as Chief Financial Officer for the Bill & Melinda Gates Foundation from 2010 to 2014. In this role, Mr. Henriques was responsible for finance and accounting, financial planning and analysis, strategic planning, measurement and evaluation, program related investments and information technology. Mr. Henriques’ background includes more than 25 years working at Merck & Co., Inc. (NYSE: MRK). During this time, he served as Senior Vice President of Finance for Global Human Health, Vice President and Corporate Controller, and Principal Accounting Officer, among other roles. Mr. Henriques currently serves as a member of the board of directors for the International Vaccine Institute, The Franklin Institute, Heritage Conservancy, Delaware Canal 21 (dedicated to preserving the 60 mile Delaware Canal), and Fisherman’s Mark (providing social services in Lambertville, NJ). He also serves on the board of Cabaletta Bio (Nasdaq: CABA), which is focused on discovery and development of therapies for B cell-mediated autoimmune diseases. He holds a B.A. in Oriental Studies from the University of Pennsylvania and an M.B.A. with a concentration in Finance from The Wharton School. Our Board believes Mr. Henriques’ experience at Merck and other organizations allows him to provide our Board with critical perspectives on finance, accounting, and internal controls issues, which qualifies him to serve on our Board.
Keith Manchester, M.D., Director. Dr. Manchester has served as a director since March 2015. Dr. Manchester is a partner and the Head of Life Sciences for QVT Financial LP (“QVT”), an investment firm, where he has been employed since 2005. He focuses on investments in life sciences companies. Dr. Manchester also serves as a director of Kriya Therapeutics, Inc., Roivant Sciences Ltd. (Nasdaq: ROIV) and Roivant Sciences, Inc. Dr. Manchester previously served as a director of Myovant Sciences Ltd. (NYSE: MYOV) and on the Supervisory Board of Medigene AG (OTCMKTS: MDGEF). Prior to joining QVT, Dr. Manchester was Vice President of Business Development from 2002 to 2004 and Director of Business Development from 2000 to 2002 at Applied Molecular Evolution, Inc., a biotechnology company. From 1999 to 2000, Dr. Manchester was an associate at Vestar Capital Partners, a private equity firm. From 1997 to 1999, Dr. Manchester was an investment banker in the healthcare group at Goldman, Sachs & Co. Dr. Manchester received his A.B. degree from Harvard College and his M.D. degree from Harvard Medical School. Our Board believes Dr. Manchester’s training in medicine and his business development experience, which enable him to provide our Board with insights on clinical trials, product development and strategic priorities, qualifies him to serve on our Board.
James Meyers, Director. Mr. Meyers has served as a director since October 2018. He also serves as a Board Member for CytomX Therapeutics (Nasdaq: CTMX) and Sangamo Therapeutics (Nasdaq: SGMO). In November 2020, Mr. Meyers became President and Chief Executive Officer of IntraBio Ltd., a privately held biopharmaceutical company with a late-stage drug pipeline that includes treatment for genetic and neurodegenerative diseases. In addition, Mr. Meyers has served as a Senior Advisor to the Boston Consulting Group since January 2019, and has served as a Senior Advisor to Gilead Sciences, Inc. (“Gilead”) (Nasdaq: GILD) since his retirement from Gilead in February 2018. During his tenure at Gilead, Mr. Meyers was one of a relatively small group of executives who were instrumental in transitioning the company from an innovative start-up to one of the most successful biopharmaceutical organizations in the world. Prior to his advisory role, Mr. Meyers served as Gilead’s Executive Vice President of Worldwide Commercial Operations, responsible for all commercial activities including pricing and market access. Mr. Meyers also led some of the most important and successful product launches in the history of the biopharmaceutical industry, most notably in the therapeutics areas of HCV and HIV. Prior to Gilead, Mr. Meyers served in roles of increasing responsibility at both Zeneca Pharmaceuticals and Astra U.S.A. Mr. Meyers also serves on the Board of Pulmocide Ltd., a privately held biopharmaceutical company focusing on the discovery and development of inhaled medicine for the treatment of life-threatening fungal and viral infections of the respiratory tract. Mr. Meyers received his B.A. in Economics from Boston College. Our Board believes Mr. Meyers’ experiences in the biopharmaceutical and healthcare industry, which allows him to contribute valuable input to our Board on our strategic and business affairs, qualifies him to serve on our Board.
Melissa V. Rewolinski, Ph.D., Director. Dr. Rewolinski has served as a director since July 2023. Dr. Rewolinski has served as principal of MVR Consulting since August 2018, where she specializes in providing counsel to small and mid-size biotechnology and pharmaceutical companies. Earlier she held several senior level research and development positions for Intercept, rising to Senior Vice President, Head of Technical Operations, and was a member of the Executive Team. Previously, she served as Senior Director, Development for Amira Pharmaceuticals, and before that as a Chemical Development Group Leader and a Pharmaceutical Sciences Project Team Leader for Pfizer Global R&D. Dr. Rewolinski began her career at Pharmacia & Upjohn as a post-doctoral research scientist. She currently serves as a board member for American Type Culture Collection (ATCC) and served as a member of the board of directors of Lannett Company, Inc. from July 2019 to July 2023. Dr. Rewolinski earned a doctorate degree in organic chemistry and Bachelor of Science degree in chemistry, magna cum laude, from Rice University. Our Board believes Dr. Rewolinski’s experiences in the biotechnology and pharmaceutical industries and her research and development experience qualifies her to serve on our Board.
The following are brief biographies of our current executive officers:
Michael J. McElhaugh, Interim President and Chief Executive Officer and Director. Please refer to the immediately preceding section for Mr. McElhaugh’s biographical information.
David C. Hastings, Chief Financial Officer. Mr. Hastings has served as our Chief Financial Officer since June 2018. Mr. Hastings has close to 30 years of executive finance and operational experience with biotech and pharmaceutical companies in various stages of development, including commercial. Mr. Hastings spent the majority of his career at Incyte Corporation (a life sciences company with a focus on oncology), where he served as Chief Financial Officer and Executive Vice President. During his time there, Mr. Hastings oversaw all financial aspects as Incyte transitioned from research and development to commercialization following the launch of Jakafi® (ruxolitinib). Mr. Hastings also previously served as Vice President, Chief Financial Officer and Treasurer of ArQule Inc., where he played an important role in ArQule’s transition into a drug discovery and development organization, and in two strategic acquisitions, including the purchase of Cyclis Pharmaceuticals Inc. Most recently, Mr. Hastings served as the Chief Financial Officer and Senior Vice President of Unilife Corporation (a medical device company) from 2015 to 2017 and as its Chief Accounting Officer and Treasurer from 2016 to 2017. Mr. Hastings was an executive officer of Unilife Corporation when it filed for voluntary bankruptcy in April 2017. Mr. Hastings currently serves on the board of directors and chairs the Audit Committees of Scynexis, Inc. (Nasdaq: SCYX). Mr. Hastings received a B.A. in Economics from the University of Vermont.

J. Christopher Naftzger, General Counsel, Chief Compliance Officer and Secretary. Mr. Naftzger has served as our General Counsel, Chief Compliance Officer and Secretary since July 2023. Prior to joining Arbutus, Mr. Naftzger served as Interim-CEO, General Counsel and Corporate Secretary of Nabriva Therapeutics plc (Nasdaq: NBRV), a commercial-stage antibiotic company, from January 2023 to July 2023, and where he held various roles, including General Counsel and Corporate Secretary and Vice President, Deputy General Counsel and Assistant Secretary, since January 2017. Mr. Naftzger also has served as General Counsel and Corporate Secretary of Krystal Biotech (Nasdaq: KRYS), a gene therapy company, and Vice President, General Counsel, Chief Compliance Officer, and Secretary of Unilife Medical Solutions, a developer and manufacturer of drug delivery systems. He has held senior in-house counsel positions with Chesapeake Corporation and Koch Industries and was a corporate partner with Blank Rome LLP in Washington, DC. Mr. Naftzger obtained his undergraduate degree from Hampden-Sydney College and his law degree from the Willamette University College of Law.
Michael J. Sofia, Ph.D., Chief Scientific Officer. Dr. Sofia has served as our Chief Scientific Officer since 2015. Dr. Sofia has won the Lasker-Debakey Clinical Medical Research Award for his outstanding discovery, contribution, and achievement in the field of medicine. Dr. Sofia has also won the Economist’s 2015 Innovation Award in the Bioscience category for developing a rapid cure for hepatitis C virus infection (HCV). Dr. Sofia was one of OnCore’s co-founders and served as its Chief Scientific Officer and Head of Research and Development since July 2014. He previously served as President and a member of its board of directors from May 2012 to August 2014. Since April 2012, Dr. Sofia has been a professor at the Baruch S. Blumberg Institute and since March 2013, Dr. Sofia has been an adjunct professor at the Drexel University School of Medicine. Previously, Dr. Sofia was the Senior Vice-President, Chemistry, Site Head and then Senior Advisor at Gilead Sciences, Inc. from January 2012 to December 2012. Prior to that, Dr. Sofia was the Senior Vice-President, Chemistry at Pharmasset, Inc. from August 2005 to January 2012 where he was responsible for the discovery of sofosbuvir, which ultimately resulted in the acquisition of Pharmasset by Gilead for $11 billion. From 1999 to 2005, Dr. Sofia served as a Group Director, New Leads Chemistry at Bristol-Myers Squibb. From 1993 to 1999, Dr. Sofia established and directed the research programs at Transcell Technologies, first as Director of Chemistry and then as Vice-President of Research. Dr. Sofia received his B.A. degree from Cornell University, his Ph.D. degree from the University of Illinois at Urbana-Champaign and was an NIH postdoctoral fellow at Columbia University.
Dr. Karen Sims, M.D., Ph.D., Chief Medical Officer. Dr. Sims has served as our Chief Medical Officer since July 2023. Dr. Sims joined Arbutus in April 2017 and has held positions of increasing seniority, including serving as Vice President, Clinical Development, before her promotion to Chief Medical Officer. Dr. Sims is a board-certified infectious disease physician with more than 13 years of industry experience in conducting and overseeing early stage through global Phase 2 clinical trials. Prior to joining Arbutus, Dr. Sims held multiple positions during her seven-year tenure at Bristol-Myers Squibb (NYSE: BMY). Most recently she served as Medical Director in the Virology and Immunoscience therapeutic areas where she oversaw Phase 1 and 2 trials in the HCV direct-acting antiviral program and several HIV discovery programs, as well as support for HIV marketed products. Previously, Dr. Sims was an Attending Physician and Instructor in Medicine at the Hospital of the University of Pennsylvania, with a focus on solid organ transplant infectious disease, HIV clinical care and translational research in lung transplantation. Dr. Sims obtained her BS in Biological Psychology at Bates College, her PhD in Neuroscience from the University of Pennsylvania, and received her MD from the University of Pennsylvania School of Medicine. Dr. Sims completed her Internal Medicine and Infectious Diseases training at the Hospital of the University of Pennsylvania.
Arrangements Between Officers, Directors and Director Nominees
Except as set forth below, there are no arrangements or understandings between any of our executive officers, directors or director nominees pursuant to which any such person was appointed, elected or nominated, as applicable.
Drs. Torti and Manchester initially were appointed to serve on our Board in connection with Roivant’s previous right to designate for nomination up to three directors pursuant to our Articles. For more information, see the “Corporate Governance – Roivant Designees” section of this Proxy Statement/Circular.
No Family Relationships
There are no family relationships between any of our executive officers, directors, or director nominees.

CORPORATE GOVERNANCE
Overview
We believe in building a strong governance foundation. As a Canadian company publicly listed on a U.S. stock exchange, we are subject to the rules and regulations of the SEC, the listing standards of Nasdaq, and the rules and policies of the Canadian provincial securities regulators. The following disclosure of our approach to corporate governance outlines the various procedures, policies, and practices that we and our Board have implemented to address all of the foregoing requirements and, where appropriate, reflect current best practices.
Board Independence and Oversight
Our Board assumes responsibility for our stewardship. The mandate of our Board is to supervise the management of our business and affairs. Our Board delegates day-to-day managerial responsibilities to management, and any responsibility not delegated to senior management or to a committee of the Board remains with the full Board. Our Board has adopted formal Corporate Governance Guidelines, the text of which is attached to this Proxy Statement/Circular as Exhibit A.
Our Board is currently composed of seven (7) directors, and Shareholders are being asked at the Annual Meeting to re-elect each of these directors.
Independent directors (according to the applicable standards of the SEC, Nasdaq and the rules and regulations of the Canadian provincial securities regulatory authorities) are as follows: Dr. Torti, Mr. Burgess, Mr. Henriques, Dr. Manchester, Mr. Meyers and Dr. Rewolinski. In connection with its assessment, our Board considered (i) each director’s beneficial ownership of our Common Shares reported in the “Stock Ownership of Directors, Officers and Principal Shareholders” section of this Proxy Statement/Circular, (ii) the agreements and transactions reported in the “Related Party Transactions” section of this Proxy Statement, (iii) with respect to Drs. Torti and Manchester, their affiliation with certain beneficial owners of more than 5% of our Common Shares (please refer to the biographies of the current directors in the “Executive Officers and Directors” section of this Proxy Statement/Circular for details regarding the affiliation of Drs. Torti and Manchester with Roivant) and their original election and/or nomination to our Board on behalf of such Shareholders. Our Board has also determined that each member of our Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee meets the independence requirements applicable to those committees as prescribed by applicable rules and regulations of Nasdaq and the SEC.
Mr. McElhaugh, our Interim President and Chief Executive Officer, is not independent as a result of being one of our officers. Further information on our directors is set out in the biography of each director under the heading “Executive Officers and Directors.” Each biography also outlines the director’s relevant experience and expertise.
Board Leadership
Our entire Board is responsible for our overall governance. Our Chairman, Dr. Torti, is independent of management. At this time, our Board believes that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of our Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board as a whole.
Risk Assessment
One of the key functions of our Board is informed oversight of our enterprise risk management process. Our Board does not have a standing risk management committee, but directly oversees risk management, as well as through various standing committees that address risks inherent in their respective areas of oversight. Our Board is responsible for monitoring and assessing strategic risk exposure, and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Corporate Governance and Nominating Committee monitors the effectiveness of our corporate governance practices. Our Compensation Committee assesses and monitors whether any of our compensation policies and practices have the potential to encourage excessive risk-taking, and whether our compensation policies and practices are reasonably likely to have a material adverse effect on us.

Chief Executive Officer Evaluation
In reviewing and recommending the compensation of our Chief Executive Officer, our Compensation Committee reviews and recommends to our Board the corporate goals and objectives of our business relevant thereto, and evaluates the Chief Executive Officer’s performance in light of those corporate goals and objectives and makes a recommendation to our Board regarding the Chief Executive Officer’s compensation based on, in part, such evaluation. Our Board then reviews and approves the corporate objectives that our Chief Executive Officer is responsible for meeting and such corporate objectives form a key reference point for the annual review and assessment of our Chief Executive Officer’s performance, which is performed by the independent directors on our Board.
Director Orientation and Continuing Education
New Board members receive a director’s orientation including reports on our strategic plans and our significant financial, accounting and risk management issues. In addition, the orientation for our directors involves meeting with our senior management and an interactive introductory discussion about us, providing the directors with an opportunity to ask questions.
Director Nominations
Our Corporate Governance and Nominating Committee has the primary responsibility for establishing criteria for Board membership and identifying, evaluating, reviewing, and recommending qualified candidates to serve on our Board.
All nominations proposed by the Corporate Governance and Nominating Committee must receive the approval of our Board. Prior to recommending candidates to serve on our Board, the Corporate Governance and Nominating Committee:
(a)
considers what competencies and skills our Board, as a whole, should possess. In doing so, the Corporate Governance and Nominating Committee recognizes that the particular competencies and skills required for one company may not be the same as those required for another;

(b)
assesses what competencies and skills each existing Board member possesses, considering that no one director is likely to have all the competencies and skills required by our Board, rather, each individual makes their own contribution. Attention shall also be paid to the personality and other qualities of each director, as they may ultimately determine the Board dynamic;

(c)	assesses what competencies and skills each nominee will bring to our Board and whether such nominee can devote sufficient time and resources to his or her duties as a Board member; and
(d)	considers each candidate’s independence, skills, experience and other characteristics in the context of the needs and composition of our Board, including diversity.
The Corporate Governance and Nominating Committee will consider and evaluate Shareholder-recommended candidates using the same criteria as for other candidates. If the committee decides the candidate is suitable for Board membership, the committee will recommend the candidate to our Board, which approves the slate of director nominees for election by Shareholders. During fiscal 2023, we received no director recommendations from our Shareholders.
Shareholders who wish to suggest a director candidate may submit a written recommendation to Attention: Corporate Secretary, 701 Veterans Circle, Warminster, Pennsylvania 18974, United States (with a copy to Farris LLP, 25th Floor, 700 West Georgia Street, Vancouver, British Columbia, V7Y 1B3, attention R. Hector MacKay-Dunn, K.C), along with the following information:
•
as to each person whom the Shareholder proposes to nominate for election as a director: (A) the name, age, business address and residential address of the person; (B) the principal occupation or employment of the person, and the principal occupation or employment of the person for the past five years; (C) the citizenship of such person; (D) the class or series and number of shares in our share capital which are controlled or which are owned beneficially or of record by the person as of the record date for the meeting of Shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice; and (E) any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the BCBCA and the applicable securities laws of Canada; and

•
as to the nominating Shareholder giving the notice, full particulars regarding any proxy, contract, agreement, arrangement or understanding pursuant to which such nominating Shareholder has a right to vote or direct the voting of any of our shares and any other information relating to such nominating Shareholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the BCBCA and the applicable securities laws of Canada.

We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable Shareholder’s understanding of the independence, or lack thereof, of such proposed nominee. Shareholders wishing to propose a director candidate must also comply with the advance notice deadlines found in Section 13.9 of our Articles, and more fully described above under “How can I make a Shareholder proposal for the 2025 Annual General Meeting of Shareholders.”
In addition to suggesting a director candidate, a Shareholder may also nominate a director candidate for election. A Shareholder wishing to nominate an individual to be a director, other than pursuant to a requisition of a general meeting made pursuant to the BCBCA, is required to comply with Section 13.9 of the Articles. Section 13.9 of the Articles provides, inter alia, that proper written notice of any such director nomination (the “Nomination Notice”) for an annual general meeting of Shareholders must be provided to our Secretary not less than 30 nor more than 65 days prior to the date of the annual general meeting of Shareholders; provided, however, that in the event that the annual general meeting of Shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual general meeting was made, the Nomination Notice must be provided no later than the close of business on the tenth day following the Notice Date. The foregoing is merely a summary of provisions contained in Section 13.9 of the Articles and is not comprehensive and is qualified by the full text of such provisions. The full text of such provisions is set out in Section 13.9 of the Articles, as amended, copies of which are attached as Exhibits 3.1 and 3.2 to our Annual Report on Form 10-K for the year ended December 31, 2023, which can be found under our profile at www.sedarplus.ca or www.sec.gov.
In addition to satisfying the foregoing advance notice requirements under our Articles, to comply with the universal proxy rules under the Exchange Act, Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 24, 2025, which is the first business day following the 60th day prior to the one-year anniversary date of the Annual Meeting.
Director Election and Majority Voting Policy
Our Board believes that each of its members should carry the confidence and support of our Shareholders. To this end, our Articles allow for a majority voting policy. Our Shareholders originally approved the majority voting policy in 2013 and it was subsequently amended in March 2018 and August 2020. In an uncontested election of directors, Shareholders may vote in favor of, or withhold their vote from, each nominee director. If, with respect to any nominee, the number of votes withheld for a particular nominee exceeds the number of votes in favor of the nominee, then for purposes of our policy, the nominee shall be considered not to have received the support of our Shareholders, even though duly elected as a matter of corporate law.
A person elected as a director who is considered under this test not to have the confidence of Shareholders is expected to immediately submit to our Board his or her resignation in accordance with our Majority Voting Policy. Our Board (excluding any director that has tendered a resignation) will consider the director’s offer to resign and decide whether or not to accept it. In making its decision, our Board will consider all factors deemed relevant by the members of our Corporate Governance and Nominating Committee and our Board, including:
•	the stated reasons why Shareholders withheld votes from the election of the resigning director;
•	the length of service and the qualifications of the resigning director;
•	the resigning director’s contributions to us; and
•
the effect that such resignation(s) may have on our Board’s ability to: (i) effectively continue fulfilling its responsibility for the stewardship of our organization and the enhancement of shareholder value; and (ii) our ability to comply with any applicable governance rules and policies.

Within 90 days following the applicable meeting of Shareholders, our Board will, upon recommendation of our Corporate Governance and Nominating Committee and the other factors set forth above, decide whether to accept or not accept the resignation of that director. Following our Board’s decision on the resignation, our Board will promptly disclose, via press release, its decision whether to accept the resigning director’s resignation offer including the reasons for rejecting the resignation offer, if applicable. If a resignation is accepted, our Board may, in accordance with the provisions of the Articles and the BCBCA, appoint a new director to fill any vacancy created by the resignation, reduce the size of our Board, leave any vacancy open until the next annual general meeting of our Shareholders, call a special meeting of our Shareholders at which there will be presented nominees to fill any vacancies, or any combination of the above. Our Majority Voting Policy is available on our website at www.arbutusbio.com.
Director Terms
Directors are elected annually. Unless the director’s office is earlier vacated in accordance with the provisions of the BCBCA and our Articles, each director elected will hold office until immediately before the election of new directors at the next annual general meeting of our Shareholders or, if no director is then elected, until a successor is elected or appointed.
Director Term Limits
Our Board has not adopted term limits for our directors. In terms of mechanisms for Board renewal, the Corporate Governance and Nominating Committee has the mandate and responsibility to annually review, discuss and assess the performance of our Board. This assessment includes an evaluation of our Board’s contribution as a whole and effectiveness in serving our best interests and the best interests of our Shareholders; specific areas in which our Board and/or management believe contributions could be improved; the appropriate size of our Board, with a view to facilitating effective decision making; and overall Board composition and makeup. The Corporate Governance and Nominating Committee also has the primary responsibility for evaluating, reviewing, and considering the recommendation for nomination of new candidates to our Board as well as incumbent directors for re-election to our Board.
Diversity
The Corporate Governance and Nominating Committee has the primary responsibility for establishing criteria for Board membership and identifying, evaluating, reviewing, and recommending qualified candidates to serve on our Board.
Our Board’s Corporate Governance Guidelines do not specifically contemplate diversity or the level of representation of women on our Board in identifying and nominating candidates for election or re-election to our Board. However, as noted above under “Director Nominations,” prior to recommending candidates to serve on our Board, the Corporate Governance and Nominating Committee shall, among other things, consider each candidate’s independence, skills, experience, and other characteristics in the context of the needs and composition of our Board, including diversity. Further, our Corporate Governance Guidelines emphasize that our Board is committed to consideration of diversity and inclusion and, accordingly, the assessment of our Board’s composition and director candidates should consider diversity of race, ethnicity, gender, age, education, cultural backgrounds, and professional experiences. As of the Record Date, we have one female representative on our Board, Dr. Rewolinski.
Our Board’s Corporate Governance Guidelines do not specifically contemplate the level of representation of women in executive officer positions when making executive officer appointments. However, our Corporate Governance Guidelines do stipulate that our Board is responsible for evaluating the integrity of the Chief Executive Officer and other executive officers, and direct the Chief Executive Officer and other executive officers to promote a culture of integrity throughout our organization. As of the Record Date, we have one female executive officer, Dr. Karen Sims.

The table below provides certain highlights of the composition of our Board members. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f)(1).
Board Diversity Matrix (as of April 10, 2024)
Board Size:
Total Number of Directors	7
	Female	Male	Non-Binary	Did not Disclose Gender
Gender:
Directors	1	4	—	2
Number of Directors who Identify in Any of the Categories Below:
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	2
Committees of our Board
To assist in the discharge of its responsibilities, our Board currently has three standing committees: the Audit Committee, the Executive Compensation and Human Resources Committee and the Corporate Governance and Nominating Committee, each of which is composed entirely of independent directors.
In addition to our formal, standing committees, our Board may from time-to-time appoint additional committees to address specific issues.
Audit Committee
The members of our Audit Committee are Mr. Henriques (Chairman), Mr. Meyers and Mr. Burgess, each of whom is a non-employee member of our Board. Our Board has determined that each of the members of our Audit Committee is financially literate and has financial expertise (as is currently defined under the applicable SEC rules). In addition, our Board has determined that each of Messrs. Henriques and Burgess qualifies as an “audit committee financial expert” under the rules of the SEC. Our Board has determined that each member of our Audit Committee is an independent member of our Board under the current requirements of Nasdaq and the rules and regulations of the SEC and Canadian provincial securities regulatory authorities.
Our Audit Committee is responsible for acting on behalf of our Board in fulfilling our Board’s oversight responsibilities with respect to: (i) our corporate accounting, financial reporting practices and audits of financial statements; (ii) our systems of internal accounting and financial controls; (iii) the quality and integrity of our financial statements and reports; and (iv) the qualifications, independence and performance of any firm or firms of certified public accountants or independent chartered accountants engaged as our independent registered public accounting firm. Our independent registered public accounting firm reports directly to our Audit Committee.
Specific responsibilities of our Audit Committee include but are not limited to:
•
overseeing the work of our independent registered public accounting firm engaged for the purpose of preparing or issuing an independent registered public accounting firm’s report or performing other audit, review or attest services for us;

•
evaluating the performance, and assessing the qualifications, of our independent registered public accounting firm for the purpose of preparing or issuing an independent registered public accounting firm report or performing other audit, review or attest services;

•
subject to the appointment of our independent registered public accounting firm in accordance with applicable corporate formalities, determining and approving the engagement of, and compensation to be paid to, our independent registered public accounting firm;

•
determining and approving the engagement, prior to the commencement of such engagement, of, and compensation for, our independent registered public accounting firm and to perform any proposed permissible non-audit services;

•
reviewing our financial statements and management’s discussion and analysis of financial condition and results of operations and recommending to our Board whether or not such financial statements and management’s discussion and analysis of financial condition and results of operations should be approved by our Board and whether the financial statements should be included in our annual report;

•	conferring with our independent registered public accounting firm and with our management regarding the scope, adequacy and effectiveness of internal financial reporting controls in effect;
•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

•
reviewing, overseeing and approving, in advance, related-party transactions and reviewing other issues arising under our Code of Business Conduct for Directors, Officers, Employees, Contractors and Consultants and similar policies;

•
reviewing and overseeing our privacy, information technology and security and cybersecurity risk exposures, including: (i) the potential impact of those exposures on the Company’s business, financial results, operations and reputation; (ii) the programs and steps implemented by management to monitor and mitigate any exposures; (iii) the Company’s information governance and information security policies and programs; (iv) disclosures regarding cybersecurity governance and incident reporting; and (v) major legislative and regulatory developments that could materially impact the Company’s privacy, data security and cybersecurity risk exposure; and

•
reviewing and discussing with our management and independent registered public accounting firm, as appropriate, our guidelines and policies with respect to risk assessment and risk management, including our major financial risk exposures and investment and hedging policies and the steps taken by our management to monitor and control these exposures.

A copy of our Audit Committee’s charter is available on our website at www.arbutusbio.com.
Both our independent registered public accounting firm and management periodically meets privately with our Audit Committee.
Executive Compensation and Human Resources Committee
The members of the Compensation Committee are Mr. Meyers (Chairman), Mr. Henriques, Dr. Torti and Dr. Rewolinski. Our Board has determined that each of the members of the Compensation Committee has the appropriate experience for their Committee responsibilities based on their prior senior roles in our industry. Our Board has determined that each member of our Compensation Committee is independent.
Our Compensation Committee is responsible for acting on behalf of our Board in: (i) reviewing and recommending the compensation of our Chief Executive Officer to our Board for approval; (ii) reviewing and recommending to our Board or approving compensation for our other executive officers; (iii) administering our equity compensation plans, including approving all grants and awards under such plans; (iv) fulfilling our Board’s oversight responsibilities with respect to our overall compensation policies, plans and programs; and (v) performing other activities related to our compensation plans and structure, including preparing and reviewing any disclosure on executive compensation included in our annual proxy statement or information circular in accordance with applicable rules and regulations promulgated by the SEC and the Canadian provincial securities regulatory authorities.
Specific responsibilities of our Compensation Committee include but are not limited to:
•	reviewing and recommending to our Board for its approval, the salary, bonus, equity compensation and any other compensation and terms of employment of our Chief Executive Officer;

•
approving, as applicable, or reviewing and recommending to our Board for its approval, the salary levels, bonus plans and structures and payments thereunder and other forms of compensation policies, plans and programs for our executive officers (not including our Chief Executive Officer);

•
reviewing and approving the terms of any employment agreements, severance arrangements, change of control protections and any other compensatory arrangements for our executive officers (not including our Chief Executive Officer);

•	from time to time reviewing and recommending to our Board our overall compensation plans and structure, including without limitation incentive compensation and equity-based plans;
•	recommending to our Board for its approval the compensation for non-executive Board members, including any retainers, committee and committee chair fees and/or equity compensation;
•
administering our equity compensation plans, pension plans, and similar programs, including the adoption, amendment and termination of such plans and any sub-plans thereof, establishing guidelines, interpreting plan documents, selecting participants, approving grants and awards, or exercising such other power and authority as may be permitted or required under such plans;

•	reviewing with management all executive compensation disclosure before we publicly disclose this information; and
•	reviewing, discussing and assessing annually the committee’s own performance and the adequacy of the committee’s charter.
Only independent, non-employee members of our Board participate in the review and approval of the executive compensation actions described above. A copy of our Compensation Committee’s charter is available on our website at www.arbutusbio.com.
The agenda for each meeting of the Compensation Committee is developed by the chair of the Compensation Committee in consultation with our Chief Executive Officer. The Compensation Committee meets regularly in executive session. From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. No officer may participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding the compensation for such officer or employee. Our Chief Executive Officer provides recommendations to our Compensation Committee with respect to executive and employee compensation, other than his own compensation. The Compensation Committee takes into consideration our Chief Executive Officer’s input in granting annual bonuses or equity awards and setting compensation levels.
The charter of the Compensation Committee grants the Compensation Committee full access to all our books, records, facilities, and personnel, as well as authority to obtain, at our expense, advice, and assistance from internal and external legal, accounting, or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.
The Compensation Committee engaged Radford, a unit of Aon plc’s (“Aon”) Human Capital Solutions, a compensation consulting firm serving technology and life sciences companies, as its external compensation consultant during the fiscal year ended December 31, 2023 to provide comparative data on executive and non-employee director compensation practices in our industry and to advise the Compensation Committee on our executive, non-executive and non-employee director compensation and equity plan programs generally. The Compensation Committee retains the sole authority to direct, terminate or engage Radford’s services. Radford did not provide services to us other than consulting services related to these compensation matters, and we paid Radford an aggregate of $197,500 in 2023 for such compensation advisory services. A separate business owned by Aon performs insurance brokerage services for us, and in 2023 we paid Aon an aggregate of $1,078,851 for such insurance coverage and related services.
The Compensation Committee may delegate any or all of its administrative duties or responsibilities to any of our officers, to the extent consistent with our Articles and applicable laws and rules of markets in which our securities then trade. The Compensation Committee may also form and delegate authority to sub-committees.

Corporate Governance and Nominating Committee
The members of our Corporate Governance and Nominating Committee are Dr. Manchester (Chairman), Mr. Burgess and Mr. Meyers. Our Board has determined that each member of our Corporate Governance and Nominating Committee is an independent member of our Board under the current requirements of Nasdaq and as defined in the rules and regulations of the Canadian provincial securities regulatory authorities.
Our Corporate Governance and Nominating Committee is responsible for: (i) overseeing all aspects of our corporate governance functions on behalf of our Board as well as the Company’s activities relating to diversity, equity and inclusion matters; (ii) making recommendations to our Board regarding corporate governance, diversity, equity and inclusion issues; (iii) identifying, reviewing and evaluating candidates to serve as our directors and reviewing and evaluating incumbent directors; (iv) conducting an annual evaluation of our Board; (v) serving as a focal point for communication between such candidates, non-Committee directors and our management; (vi) recommending candidates to our Board; (vii) overseeing an evaluation of management succession planning; and (viii) making other recommendations to our Board regarding affairs relating to our directors.
Specific responsibilities of our Corporate Governance and Nominating Committee include but not limited to:
•	establishing criteria for Board membership and identifying, evaluating, reviewing and recommending qualified candidates to serve on our Board;
•	evaluating, reviewing and considering the recommendation for nomination of incumbent directors for re-election to our Board;
•	annually reviewing, discussing and assessing the performance of our Board, including Board committees, seeking input from senior management, the full Board and others;
•	recommending annually to our Board for its approval the Chair and membership of each committee;
•
ensuring that all new directors receive a comprehensive orientation and that all new directors fully understand the nature and operation of our business, the role of our Board and its committees, and the contribution that each new director is expected to make, including the commitment of time and resources;

•	overseeing periodic evaluations of management succession plans; and
•	developing and reviewing a set of corporate governance principles for us.
A copy of our Corporate Governance and Nominating Committee’s charter is available on our website at www.arbutusbio.com.
Our Board is responsible for approving nominees for election as directors. However, as is described above, our Corporate Governance and Nominating Committee is responsible for reviewing, soliciting and recommending nominees to our Board.
Roivant Designees
Drs. Torti and Manchester were initially designated as nominees to our Board pursuant to rights Roivant had in connection with its ownership of certain of our Preferred Shares. However, such rights expired on October 16, 2021 in connection with the automatic conversion of the Preferred Shares held by Roivant into Common Shares.
Board and Committee Meetings
During the fiscal year ended December 31, 2023, our Board held a total of 11 meetings (in person or by teleconference). Our Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee met a total of 5, 6, and 3 times, respectively. Each director attended at least 75% of the total number of meetings of our Board and committee meetings of which such director was a member during 2023.
Board Member Attendance at Annual Shareholder Meetings
Although we do not have a formal policy regarding director attendance at annual general meetings of Shareholders, directors are invited to attend these annual general meetings. None of our directors attended our 2023 Annual General and Special Meeting of Shareholders.

Corporate Governance Guidelines
In June 2021, our Board adopted corporate governance guidelines (the “Guidelines”) as a general framework to assist the Board in carrying out its oversight responsibilities and to serve our best interests, managed by or under the direction of our Board. The Guidelines are available on our website at www.arbutusbio.com. The Guidelines provide that the responsibilities of the Board include, among other things, strategic planning and budgeting, review of corporate performance, the appointing of a Chair of the Board and our executive officers, corporate disclosure, systems integrity, and reviewing material transactions. The Corporate Governance and Nominating Committee has primary responsibility for implementing the Guidelines and shall review the Guidelines no less than annually. The Guidelines may only be amended by our Board.
The Guidelines cover matters such as:
•
the composition and selection of our Board (including size and classes of our Board, as well as independence of our directors, leadership structure, board membership criteria and selection, other directorships and term limits);

•	specifics regarding meetings of our Board, including attendance at, frequency of, and preparation for such meetings;
•
specifics regarding committees of our Board, including the number and type of committees, independence of committee members, committee meetings and reports, and assignment and rotation of committee members;

•	leadership development, including CEO review and succession planning; and
•
other matters, including the fiduciary duties of our Board, risk oversight, director evaluations and compensation, director orientation and continuing professional development and interactions with third parties and independent advisers.

Code of Business Conduct for Directors, Officers, Employees, Contractors, and Consultants
We have adopted a code of business conduct for directors, officers, employees, contractors, and consultants (the “Code of Conduct”), which is available on our website at www.arbutusbio.com and also at www.sedarplus.ca. Our Board and management review and discuss from time to time the effectiveness of our Code of Conduct and any areas or systems that may be further improved. If we effect an amendment to, or waiver from, a provision of our Code of Conduct, we intend to satisfy our disclosure requirements by posting a description of such amendment or waiver on the website above. The inclusion of our website address in this Proxy Statement/Circular does not include or incorporate by reference the information on our website into this Proxy Statement/Circular.
We comply with the relevant provisions under the BCBCA that deal with conflicts of interest in the approval of agreements or transactions, and our Code of Conduct sets out additional guidelines in relation to conflict of interest situations. We, through directors’ and officers’ questionnaires and other systems, also gather and monitor relevant information in relation to potential conflicts of interest that one of our directors or executive officers may have. Where appropriate, our directors absent themselves from portions of Board and committee meetings to allow independent discussion.
We were founded on, and the business continues to be successful largely as a result of, a commitment to ethical conduct. Employees are regularly reminded about their obligations in this regard, and senior management demonstrates a culture of integrity and monitors employee compliance with our Code of Conduct.
Hedging and Pledging Prohibitions
Under our Insider Trading Policy, our directors, officers and employees (and such individuals’ immediate family members, other members of their household and entities they control) may not engage in any hedging or monetization transactions involving our securities, such as zero-cost collars and forward sale contracts, and may not hold our securities in a margin account or pledge our securities as collateral for a loan.
Our Insider Trading Policy also prohibits these covered individuals from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities. In addition, transactions in puts, calls or other derivative securities, on an exchange or in any other organized market, are prohibited.

Shareholder Communications with Directors
We communicate with our stakeholders through several channels including our website at www.arbutusbio.com. Shareholders can provide feedback to us in several ways, including email at ir@arbutusbio.com and through our website. Any communication sent by a Shareholder must state the number of Common Shares owned by such Shareholder making the communication. We will review each communication and will forward such communication to our Board, or to any individual director to whom the communication is addressed, unless the communication consists of general surveys and mailings to solicit business or advertise products; job applications or resumes; general questions and inquiries; or any material that is threatening, illegal or that does not relate to the responsibilities of our Board. All communications that relate to questionable accounting or auditing matters involving us should be addressed directly to our General Counsel who will in turn report it to the chair of our Audit Committee as set forth in our Whistleblower Policy, which can be obtained on our website at www.arbutusbio.com.

STOCK OWNERSHIP OF DIRECTORS, OFFICERS AND PRINCIPAL SHAREHOLDERS
Our authorized share capital consists of an unlimited number of Common Shares and Preferred Shares, including 1,164,000 series A participating convertible Preferred Shares without par value. As of March 25, 2024, there were 180,174,930 Common Shares outstanding and no Preferred Shares outstanding.
The following table shows information regarding the beneficial ownership of our Common Shares as of March 25, 2024 by:
•	each of our Named Executive Officers (as defined below);
•	each of our directors;
•	all of our current directors and executive officers as a group; and
•	each person, or group of affiliated persons, known by us to own beneficially more than 5% of our Common Shares.
Beneficial ownership is determined in accordance with the rules of the SEC as indicated in the footnotes to the table below.
Name of Beneficial Owner	Amount and Nature of beneficial Ownership(1)	Percent of Class(2)
Named Executive Officers and Directors(3)
Michael J. Sofia, Ph.D.(4)	2,824,940	1.6%
Michael J. McElhaugh(5)	2,223,891	1.2%
William H. Collier(6)	1,977,867	1.1%
Elizabeth Howard(7)	1,000,136	*
Frank Torti, M.D.(8)	206,000	*
Daniel Burgess(9)	256,000	*
Richard C. Henriques(10)	237,000	*
Keith Manchester, M.D.(11)	275,915	*
James Meyers(12)	206,000	*
Melissa V. Rewolinski, Ph.D.	—	*
All Directors and Officers (11 persons)(13)	7,473,527	4.0%
Greater than 5% Shareholders (Not Listed Above)
Roivant(14)	38,847,462	21.6%
Whitefort Capital Management, LP(15)	13,197,062	7.3%
Blackrock, Inc.(16)	10,390,300	5.8%
Two Seas Capital LP(17)	9,041,927	5.0%
*	Represents less than 1% of the outstanding Common Shares.
(1)
Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. A person or group is deemed to be the beneficial owner of any Common Shares over which such person or group has sole or shared voting or investment power, plus any shares which such person or group has the right to acquire beneficial ownership of within 60 days of March 25, 2024, whether through the exercise of options or otherwise. Unless otherwise indicated in the footnotes, each person or entity identified in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

(2)
The beneficial ownership percentage is calculated for each person or group separately because Common Shares subject to options or other rights to acquire our Common Shares that are currently exercisable or exercisable within 60 days of March 25, 2024 are considered outstanding only for the purpose of calculating the percentage ownership of the person or group holding such options or other rights but not for the purpose of calculating the percentage ownership of any other person or group. As a result, the beneficial ownership percentage for each person or group is calculated by dividing (x) the number of shares reported in the table as beneficially owned by such person or group, by (y) 180,174,930 Common Shares (which represents the number of Common Shares that were outstanding as of March 25, 2024) plus the number of shares that such person or group has the right to acquire beneficial ownership of within 60 days of March 25, 2024 as indicated in the footnotes below.

(3)	The address for each of our executive officers and directors is c/o Arbutus Biopharma Corporation, 701 Veterans Circle, Warminster, Pennsylvania 18974, United States.
(4)	Consists of 1,570,083 Common Shares and 1,336,957 stock options exercisable within 60 days of March 25, 2024.
(5)	Consists of 1,421,093 Common Shares and 898,698 stock options exercisable within 60 days of March 25, 2024.
(6)	Consists of 1,977,867 stock options exercisable within 60 days of March 25, 2024.

(7)	Consists of 1,000,136 stock options exercisable within 60 days of March 25, 2024.
(8)	Consists of 206,000 stock options exercisable within 60 days of March 25, 2024.
(9)	Consists of 256,000 stock options exercisable within 60 days of March 25, 2024.
(10)	Consists of 1,000 Common Shares and 236,000 stock options exercisable within 60 days of March 25, 2024.
(11)	Consists of 275,915 stock options exercisable within 60 days of March 25, 2024.
(12)	Consists of 206,000 stock options exercisable within 60 days of March 25, 2024.
(13)	Consists of 3,183,918 Common Shares and 7,615,339 stock options exercisable within 60 days of March 25, 2024.
(14)
As reported on Schedule 13D/A filed with the SEC on October 20, 2021, Roivant Sciences Ltd. (“RSL”) directly owns and has voting and dispositive power over 38,847,462 Common Shares. RSL is governed by a board of directors consisting of Andrew Lo, Patrick Machado, Keith Manchester, M.D., Daniel Gold, Ilan Oren, Vivek Ramaswamy, Masayo Tada, James C. Momtazee and Matthew Gline. These individuals disclaim beneficial ownership with respect to such shares except to the extent of their pecuniary interest therein. The principal business address of RSL is Suite 1, 3rd Floor, 11-12 St. James’s Square, London SW1Y 4LB, United Kingdom.

(15)
As reported on Schedule 13G/A filed with the SEC on February 12, 2024 by Whitefort Capital Management, LP “Whitefort Management”), David Salanic, and Joseph Kaplan. Whitefort Management acts as the investment manager of certain client accounts. Each of Mr. Salanic and Mr. Kaplan is a Co-Managing Partner of Whitefort Management. By virtue of these relationships, each of Whitefort Management, Mr. Salanic and Mr. Kaplan may be deemed to have voting and dispositive power with respect to Common Shares held in client accounts managed by Whitefort Management. The principal address for each of the reporting persons is 12 East 49th Street, 40th Floor, New York, NY 10017.

(16)	As reported on Schedule 13G/A filed with the SEC on February 12, 2024. The address for the entities affiliated with BlackRock, Inc. is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
(17)
As reported on Schedule 13G/A filed with the SEC on February 14, 2024 by Two Seas Capital LP (“TSC”), Two Seas Capital GP LLC (“TSC GP”), and Sina Toussi. The Common Shares are held by Two Seas Global (Master) Fund LP (the “Global Fund”) and Two Seas LNP Opportunities (Master) Fund LP (the “Opportunities Fund”, and together with the Global Fund, the “Funds”). The principal business of TSC is providing investment advice as a registered investment adviser and serving as investment manager to the Funds and other advisory clients. As such, TSC has been granted investment discretion over portfolio investments, including our Common Shares, held by or for the account of the Funds, including the Funds’ voting and discretionary decisions. TSC GP serves as general partner of TSC. Sina Toussi serves as the Chief Investment Officer of TSC and Managing Member of TSC GP. 4,806,133 of the reported Common Shares are held by the Global Fund and 4,235,794 of the Common Shares are held by the Opportunities Fund. TSC may be deemed to have sole power to vote and sole power to dispose of the Common Shares held by the Funds, through its capacity as investment adviser of the Funds. TSC GP may be deemed to have sole power to vote and sole power to dispose of the Common Shares held by the Funds, through its capacity as general partner of TSC. Sina Toussi may be deemed to have sole power to vote and sole power to dispose of the Common Shares held by the Funds, through his capacity as Managing Member of TSC GP. The principal address for each of the reporting persons is 32 Elm Place, 3rd Floor, Rye, New York 10580.

EXECUTIVE COMPENSATION
Our named executive officers (“Named Executive Officers”) for the year ended December 31, 2023 were:
•	Michael J. McElhaugh, our Interim President and Chief Executive Officer, effective January 1, 2024, who served as our Chief Operating Officer for the year ended December 31, 2023;
•	William H. Collier, our former President and Chief Executive Officer, who retired as of December 31, 2023;
•	Michael J. Sofia, Ph.D., our Chief Scientific Officer; and
•	Elizabeth Howard, Ph.D., J.D., our former Executive Vice President, General Counsel, Chief Compliance Officer and Secretary.
Summary Compensation Table
The following table provides information regarding the compensation awarded to, earned by or paid to our Named Executive Officers for the years ended December 31, 2023 and 2022. Dr. Howard was not a named executive officer for the year ended December 31, 2022; accordingly, her compensation for such year is not included in the following table. All amounts are expressed in US dollars.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
William H. Collier(5) Former President and Chief Executive Officer	2023	637,100	—	627,850	1,897,476	—	223,558	3,385,984
	2022	606,800	—	—	1,712,646	315,536	10,675	2,645,657
Michael McElhaugh Current Interim President and Chief Executive Officer	2023	483,000	—	242,730	733,355	144,900	16,500	1,620,485
	2022	448,750	—	—	708,610	147,200	10,675	1,315,235
Michael J. Sofia, Ph.D. Chief Scientific Officer	2023	492,000	—	238,380	720,208	147,600	16,500	1,614,688
	2022	468,000	—	—	619,775	149,760	10,675	1,248,210
Elizabeth Howard, Ph.D. Former Executive Vice President, General Counsel, Chief Compliance Officer and Secretary	2023	227,423	—	202,130	610,654	—	802,516	1,842,723
	2022	—	—	—	—	—	—	—
(1)
The amounts in this column represent the aggregate grant date fair value of the restricted stock unit grants, calculated in accordance with Financial Accounting Standards Board, Accounting Standards Codification (“ASC”) Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the executive in connection with his or her restricted stock unit awards. The assumptions made in valuing the restricted stock unit awards reported in this column are described in our audited consolidated financial statements (Note 13, Stock-based compensation) included in our Annual Report.

(2)
The amounts in this column represent the aggregate grant date fair value of the option grants, calculated in accordance with Financial Accounting Standards Board, Accounting Standards Codification (“ASC”) Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the executive in connection with his or her option awards. The assumptions made in valuing the option awards reported in this column are described in our audited consolidated financial statements (Note 13, Stock-based compensation) included in our Annual Report.

(3)
The amounts in this column represent performance bonuses earned by the Named Executive Officers in the year shown based upon the achievement of pre-established performance objectives. See “Non-Equity Incentive Plan Compensation” below.

(4)
The amounts in this column for 2023 include: (i) $207,058 paid to Mr. Collier in connection with his retirement from Arbutus effective December 31, 2023; and (ii) $747,240 of severance and $5,054 of unused vacation days paid to Dr. Howard in accordance with the terms of her employment agreement upon the end of her employment with Arbutus effective July 7, 2023. Dr. Howard continues in an advisory role with Arbutus with respect to the on-going patent infringement litigations and received $48,484 for her consulting services in 2023, which is also included in this column for 2023. The amounts in this column for 2023 also include 401(k) matching contributions of $16,500 for each of Mr. Collier, Mr. McElhaugh and Dr. Sofia and $1,738 for Dr. Howard. The amounts in this column for 2022 include 401(k) matching contributions of $10,675 for each of Mr. Collier, Mr. McElhaugh and Dr. Sofia.

(5)	Mr. Collier retired as our President and Chief Executive Officer, as well as one of our directors, effective December 31, 2023.
(6)
Effective January 1, 2024, Mr. McElhaugh was appointed as our Interim President and Chief Executive Officer. Mr. McElhaugh was appointed as our Chief Operating Officer on November 1, 2022 and served in such capacity during the full year ending December 31, 2023.

(7)	Dr. Howard retired as our Executive Vice President, General Counsel, Chief Compliance Officer and Secretary, effective July 7, 2023.

Narrative Disclosure to Summary Compensation Table
Currently, our executive compensation program principally consists of the following components: base salary, annual incentive cash bonus, long-term incentives in the form of stock options and restricted stock units, and health and retirement benefits generally available to all our employees. Additional details on the compensation package for Named Executive Officers are provided in the following sections.
2023 Base Salary
The Named Executive Officers are paid a base salary tied to their responsibilities in their role, their experience and past performance, and industry benchmarks. The annual base salaries for the Named Executive Officers for 2023 were $637,100 for Mr. Collier, $483,000 for Mr. McElhaugh, $492,000 for Dr. Sofia, and $438,000 for Dr. Howard.
Non-Equity Incentive Plan Compensation
At the beginning of each fiscal year, our Board establishes our corporate objectives after a recommendation by our Compensation Committee, which assigns each objective a quantitative weighting. After the end of each fiscal year and in consultation with management, our Compensation Committee recommends, and our Board determines, whether annual incentive cash bonuses are warranted given our fiscal year performance and overall financial condition. If bonuses are to be paid based upon our level of achievement of major corporate objectives, our policy is to pay them promptly after such determination.
Each Named Executive Officer has a target annual incentive cash bonus. For 2023, the target annual incentive cash bonus was 65% of annual base salary for our Chief Executive Officer and 40% of annual base salary for our other Named Executive Officers. For 2023, potential annual incentive cash bonuses for the Named Executive Officers could range from 0% to 125% of such Named Executive Officer’s target annual incentive cash bonus, depending on 2023 performance. The bonus payments for 2023 were based on performance against the corporate and personal objectives, consisting primarily of continued advancement of our HBV and coronavirus pipeline programs and other business objectives. Key objectives achieved during 2023 that were important in our Compensation Committee’s determination of bonus awards included progressing our Phase 2a clinical trials with imdusiran and initiating a Phase 1 clinical trial for AB-101. As a result of such 2023 performance, Mr. McElhaugh and Mr. Sofia each received an annual incentive cash bonus equal to 75% of such Named Executive Officer’s target bonus amount.
Long-Term Incentives — Stock Options and Restricted Stock Units
Stock options and restricted stock units are granted to reward individuals for current performance, as an incentive for future performance and to align the long-term interest of Named Executive Officers with Shareholders. Stock options and restricted stock units are granted under the 2016 Omnibus Share and Incentive Plan.
Stock options are generally awarded to Named Executive Officers at commencement of employment. Stock options and restricted stock units are generally awarded to Named Executive Officers annually thereafter after taking into consideration the results of a competitive analysis that benchmarks long-term incentive awards granted to executives in comparable positions at peer companies. The size of the grants for both the stock options and restricted stock units are adjusted based on each Named Executive Officer’s performance against pre-determined corporate and personal performance goals used for annual incentive cash bonuses. From time to time, stock options and restricted stock units may be granted to retain executives or for other special purposes. The exercise price for the stock options is the closing price of the Common Shares on the date of grant of the options.
For stock options granted to our Named Executive Officers during 2023, those awards vest (or remain eligible to vest) based on continued employment or service over a four-year period, with 1/48th of the shares subject to the option vesting in substantially equal monthly installments measured from one month following the grant date. For grants of restricted stock units to our Named Executive Officers during 2023, those awards vest (or remain eligible to vest) based on continued employment or service over a three-year period in three equal annual installments beginning one year from the grant date.
Retirement Benefits for Named Executive Officers
We do not have any pension or deferred compensation plans for our Named Executive Officers. We do, however, have a 401(k) plan for US employees whereby we match employee contributions up to 5% of base salary and bonus for 2023. For Canadian employees, we have a Registered Retirement Savings Plan (“RRSP”) whereby we match employee contributions up to 5% of base salary for 2023. The matching percentages are the same for all U.S. and Canadian employees and are not based on performance.

Health Care Plans
All salaried employees are eligible to receive health care coverage, paid vacation, term life insurance and disability insurance on the same terms.
Named Executive Officer Compensation for Fiscal Year 2023
Michael J. McElhaugh, Current Interim President and Chief Executive Officer, Former Chief Operating Officer
For fiscal 2023, Mr. McElhaugh served as the Chief Operating Officer, with an annual base salary of $483,000 and an annual incentive cash target of 40% of his annual base salary. In February 2024, Mr. McElhaugh received an annual incentive cash award of $144,900, which was equal to 30% of his annual salary for 2023, based on fiscal 2023 performance.
In February 2023, Mr. McElhaugh received a stock option award exercisable for 334,700 shares with an aggregate grant date fair value of $733,355. The option vests based on continued employment or service and becomes exercisable 1/48th each month over the four-year vesting period, has an exercise price of $2.90 and expires ten years from the grant date. In addition at such time, Mr. McElhaugh received a grant for 83,700 restricted stock units with an aggregate grant date fair value of $242,730, which vest (or remain eligible to vest) based on continued employment or service over a three-year period in three equal annual installments beginning one year from the grant date.
In 2023, Mr. McElhaugh also received $16,500 of 401(k) matching contributions.
Effective January 1, 2024, Mr. McElhaugh was promoted to Interim President and Chief Executive Officer and his annual base salary was increased to $515,000, and his annual incentive cash target was increased to 45% of his annual base salary. During the time Mr. McElhaugh is serving as the Company’s Interim President and Chief Executive Officer, he is entitled to an additional yearly stipend of $127,500, which shall be pro-rated monthly.
William H. Collier, Former President and Chief Executive Officer
For fiscal 2023, Mr. Collier’s annual base salary was $637,100 and his annual incentive cash target was 65% of his annual salary. In connection with his retirement effective December 31, 2023, Mr. Collier received a lump-sum, all-inclusive payment in the amount of $207,058, which represented 50% of his annual incentive cash target for 2023.
In February 2023, Mr. Collier received a stock option award exercisable for 866,000 shares with an aggregate grant date fair value of $1,897,476. The option vests based on continued employment or service and becomes exercisable 1/48th each month over the four-year vesting period, has an exercise price of $2.90 and expires ten years from the grant date. In addition, Mr. Collier received a grant for 216,500 restricted stock units with an aggregate grant date fair value of $627,850, which vest (or remain eligible to vest) based on continued employment or service over a three-year period in three equal annual installments beginning one year from the grant date.
In 2023, Mr. Collier also received $16,500 of 401(k) matching contributions.
Dr. Michael J. Sofia, Chief Scientific Officer
For fiscal 2023, Dr. Sofia’s annual base salary was $492,000 and his annual incentive cash target was 40% of his annual salary. In February 2024, Dr. Sofia received an annual incentive cash award of $147,600, which was equal to 30% of his annual salary for 2023, based on fiscal 2023 performance.
In January 2023, Dr. Sofia received a stock option award exercisable for 328,700 shares with an aggregate grant date fair value of $720,208. The option vests based on continued employment or service and becomes exercisable 1/48th each month over the four-year vesting period, has an exercise price of $2.90 and expires ten years from the grant date. In addition, Dr. Sofia received a grant for 82,200 restricted stock units with an aggregate grant date fair value of $238,380, which vest (or remain eligible to vest) based on continued employment or service over a three-year period in three equal annual installments beginning one year from the grant date.
In 2023, Dr. Sofia also received $16,500 of 401(k) matching contributions.
In January 2024, Dr. Sofia’s annual base salary was increased to $512,000.

Dr. Elizabeth Howard, Former Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
For fiscal 2023, Dr. Howard’s annual base salary was $438,000 and her annual incentive cash target was 40% of her annual salary. Dr. Howard’s employment by Arbutus terminated on July 7, 2023 and she received a $747,240 severance payment in accordance with the terms of her employment agreement.
In January 2023, Dr. Howard received a stock option award exercisable for 278,700 shares with an aggregate grant date fair value of $610,654. The option vests based on continued employment or service and becomes exercisable 1/48th each month over the four-year vesting period, has an exercise price of $2.90 and expires ten years from the grant date. In addition, Dr. Howard received a grant for 69,700 restricted stock units with an aggregate grant date fair value of $202,130, which vest (or remain eligible to vest) based on continued employment or service over a three-year period in three equal annual installments beginning one year from the grant date.
In 2023, Dr. Howard also received $1,738 of 401(k) matching contributions.
Employment Agreements
Michael J. McElhaugh
On July 10, 2015, we entered into an employment agreement with Mr. McElhaugh (as amended, the “McElhaugh Agreement”), which provides that Mr. McElhaugh will be employed by Arbutus Biopharma Inc. (the “Subsidiary”), which is a subsidiary of Arbutus, and that his employment will continue until either the Subsidiary or Mr. McElhaugh terminates his employment in accordance with the terms of the McElhaugh Agreement. The McElhaugh Agreement provides that Mr. McElhaugh will receive an annual base salary, subject to annual increases as determined by the Chief Executive Officer, and an annual target bonus equal to 40% of Mr. McElhaugh’s base salary. In addition, the McElhaugh Agreement provides that Mr. McElhaugh will be entitled to participate in or receive benefits under the Subsidiary’s employee benefit plans as they may be adopted and amended from time to time, subject to the terms and conditions of those employee benefit plans. If Mr. McElhaugh’s employment is involuntarily terminated under certain circumstances, the Subsidiary would provide him with certain payments and benefits pursuant to the McElhaugh Agreement, as described below under “Additional Narrative Disclosure - Termination and Change of Control Benefits.”
On January 1, 2024, we entered into an amendment with Mr. McElhaugh to the McElhaugh Agreement in connection with his appointment as our Interim President and Chief Executive Officer, effective as of January 1, 2024 (the “McElhaugh Agreement Amendment”). Mr. McElhaugh’s annual base salary was increased to $515,000, and his target annual incentive cash bonus was increased to 45% of his annual base salary. The McElhaugh Agreement Amendment also provides that, during the time Mr. McElhaugh is serving as our Interim President and Chief Executive Officer, he is entitled to an additional yearly stipend of $127,500, which shall be pro-rated monthly.
William H. Collier
On June 13, 2019, we entered into an employment agreement with Mr. Collier (the “Collier Agreement”), which provided that Mr. Collier would be employed by Arbutus Biopharma Inc., and that his employment would continue until either party terminates Mr. Collier’s employment in accordance with the terms of the Collier Agreement. The Collier Agreement provided that Mr. Collier received an annual base salary, subject to annual increases as determined by the Board of Directors, and an annual target bonus equal to 65% of Mr. Collier’s base salary. In addition, the Collier Agreement provided that Mr. Collier would be entitled to participate in or receive benefits under Arbutus’ employee benefit plans as they may be adopted and amended from time to time, subject to the terms and conditions of those employee benefit plans.
On December 31, 2023, we entered into a separation agreement and release with Mr. Collier (the “Collier Separation Agreement”), relating to Mr. Collier’s retirement effective December 31, 2023. Pursuant to the Collier Separation Agreement, Mr. Collier received a lump-sum, all-inclusive payment in the amount of $207,058, less normal payroll taxes and deductions, representing 50% of his annual discretionary target bonus for 2023. In consideration of the foregoing payment, Mr. Collier executed and did not revoke a general release of claims in favor of us. Pursuant to the Collier Separation Agreement, Mr. Collier continues to be subject to the restrictive covenants and obligations set forth in the Collier Agreement, including covenants relating to confidentiality and work product, and restrictions on solicitation and competition following his separation date.

In addition, the parties entered into a Consulting Agreement, effective December 31, 2023 (the “Collier Consulting Agreement”), pursuant to which Mr. Collier will perform services as reasonably requested for a period of three (3) months, unless extended or earlier terminated by either party in accordance with the terms therein. In exchange for his services, Mr. Collier will receive a fee of $400 per hour. Additionally, during the term of the Collier Consulting Agreement, Mr. Collier’s restricted stock units and stock options granted pursuant to the Company’s equity incentive plans will continue to vest. Further, Mr. Collier will have ninety (90) days from the termination of the Collier Consulting Agreement to exercise any vested stock options.
Dr. Michael J. Sofia
On July 11, 2015, Arbutus Biopharma, Inc. entered into an Executive Employment Agreement with Dr. Sofia (the “Sofia Agreement”), which provides that Dr. Sofia will be employed, and that his employment will continue until either party terminates his employment in accordance with the terms of the Sofia Agreement. The Sofia Agreement provides that Dr. Sofia will receive an annual base salary, subject to annual increases as determined by the Chief Executive Officer, and an annual target bonus equal to 40% of Dr. Sofia’s base salary. In addition, the Sofia Agreement provides that Dr. Sofia will be entitled to participate in or receive benefits under Arbutus’ employee benefit plans as they may be adopted and amended from time to time, subject to the terms and conditions of those employee benefit plans. If Dr. Sofia’s employment is involuntarily terminated under certain circumstances, Arbutus would provide him with certain payments and benefits pursuant to the Sofia Agreement, as described below under “Additional Narrative Disclosure - Termination and Change of Control Benefits.”
Dr. Elizabeth Howard
On March 6, 2017, we entered into an employment agreement with Dr. Howard (the “Howard Agreement”), which provided that Dr. Howard would be employed by Arbutus Biopharma, Inc, and that her employment would continue until either party terminated her employment in accordance with the terms of the Howard Agreement. The Howard Agreement provided that Dr. Howard would receive an annual base salary, subject to annual increases as determined by the Chief Executive Officer, and an annual target bonus equal to 40% of Dr. Howard’s base salary. In addition, the Howard Agreement provided that Dr. Howard would be entitled to participate in or receive benefits under Arbutus’ employee benefit plans as they may be adopted and amended from time to time, subject to the terms and conditions of those employee benefit plans.
On July 7, 2023, we entered into a separation agreement and release with Dr. Howard (the “Howard Separation Agreement”), which sets forth the terms of Dr. Howard’s separation from us effective July 7, 2023. Pursuant to the Howard Separation Agreement, Dr. Howard received the following payments and benefits in connection with her separation: (i) a lump-sum, all-inclusive payment in the amount of $657,000, less normal payroll taxes and deductions, representing her 2023 base salary for a period of eighteen months; and (ii) a lump-sum, payment in the amount of $90,240, less normal payroll taxes and deductions, representing Dr. Howard’s prorated 2023 annual discretionary target bonus. In consideration of the foregoing payment, Dr. Howard executed and did not revoke a general release of claims in favor of us. Pursuant to the Howard Separation Agreement, Dr. Howard continues to be subject to the restrictive covenants and obligations set forth in the Howard Agreement, including covenants relating to confidentiality and work product, and restrictions on solicitation and competition following her separation date.
In addition, the parties entered into a Consulting Agreement, effective July 7, 2023 (the “Howard Consulting Agreement”), pursuant to which Dr. Howard will perform certain consulting services for a period of one (1) year, unless extended or earlier terminated by either party in accordance with the terms therein. In exchange for her services, Dr. Howard will receive a fee of $400 per hour. Additionally, during the term of the Howard Consulting Agreement, Dr. Howard’s stock options and restricted stock units granted pursuant to the Company’s equity incentive plans will continue to vest. Further, Dr. Howard will have ninety (90) days from the termination of the Howard Consulting Agreement to exercise any vested stock options.

Outstanding Equity Awards at Fiscal Year-End 2023
The following table provides information regarding all stock options and stock awards outstanding as of December 31, 2023, for each Named Executive Officer:
	Stock Awards		Option Awards
Name	Number of shares or units of stock that have not vested (#)(1)	Market value of shares or units of stock that have not vested ($)(2)	Number of securities underlying unexercised options (#) exercisable(3)	Number of securities underlying unexercised options (#) unexercisable	Option Exercise Price ($)	Option Expiration Date(4)
Michael McElhaugh	83,700	$209,250
			25,000	—	$3.15	3/24/2027
			41,268	—	$5.20	4/16/2028
			104,500	—	$4.57	3/1/2029
			191,667	8,333	$3.35	2/17/2030
			176,375	72,625	$4.33	2/13/2031
			156,136	169,714	$2.81	1/20/2032
			69,729	264,971	$2.90	2/1/2033
William H. Collier	216,500	$541,250
			1,112,000	—	$2.18	6/24/2029
			351,792	15,295	$3.35	2/17/2030
			251,383	10,930	$3.35	5/28/2030
			70,000	—	$3.35	5/28/2030
			478,125	196,875	$4.33	2/13/2031
			377,368	410,182	$2.81	1/20/2032
			180,417	685,583	$2.90	2/1/2033
Michael J. Sofia, Ph.D.	82,200	$205,500
			100,000	—	$3.94	3/15/2026
			150,000	—	$3.15	3/24/2027
			160,000	—	$5.20	4/16/2028
			145,000	—	$4.57	3/1/2029
			239,583	10,417	$3.35	2/17/2030
			205,417	84,583	$4.33	2/13/2031
			136,562	148,438	$2.81	1/20/2032
			68,479	260,221	$2.90	2/1/2033
Elizabeth Howard, Ph.D.	69,700	$174,250
			120,000	—	$3.94	3/15/2026
			125,000	—	$3.15	3/24/2027
			150,000	—	$5.20	4/16/2028
			137,500	—	$4.57	3/1/2029
			76,188	3,312	$3.35	2/17/2030
			141,667	58,333	$2.81	2/13/2031
			113,802	123,698	$2.81	1/20/2032
			58,063	220,637	$2.90	2/1/2033
(1)
The shares underlying these restricted stock units vest in three equal installments, on February 1, 2024, February 1, 2025 and February 1, 2026, subject to continued service to us through each vesting date.

(2)	Market Value was calculated based upon the $2.50 closing stock price on December 31, 2023.
(3)
Options granted after February 5, 2014 through December 31, 2019 vested (or remain eligible to vest) in thirds on each of the first three anniversaries of their grant date. Options granted after January 1, 2020 vested (or remain eligible to vest) 1/48th each month over a four-year period after the grant date.

(4)	Options expire 10 years after the grant date.

Additional Narrative Disclosure
Termination and Change of Control Benefits
Michael J. McElhaugh
Pursuant to the McElhaugh Agreement, if Mr. McElhaugh’s employment is terminated by us without “Cause” or by Mr. McElhaugh due to “Good Reason” (as each such term is defined in the McElhaugh Agreement), he will receive a lump sum severance payment equal to eighteen months of his then current base salary. McElhaugh will also be entitled to reimbursement for any COBRA premiums paid by Mr. McElhaugh until the earlier of (a) twenty-four months following termination or (b) until Mr. McElhaugh becomes eligible to receive health insurance benefits under any other employer’s group health plan. In addition, Mr. McElhaugh will receive a bonus payment equal to the average of the bonus payments, if any, made to Mr. McElhaugh over the previous three years prior to termination, pro-rated for the portion of the year during which he was employed.
In the event Mr. McElhaugh is terminated by us without Cause or by Mr. McElhaugh due to Good Reason, in each case within twelve months following a “Change of Control” (as defined in the McElhaugh Agreement), he will receive (i) a lump sum severance payment equal to two times his annual base salary and (ii) a bonus payment equal to Mr. McElhaugh’s target bonus pro-rated for the portion of the year during which he was employed. In addition, Mr. McElhaugh will be entitled to reimbursement for any COBRA premiums paid by Mr. McElhaugh until the earlier of (a) twenty-four months following termination or (b) until Mr. McElhaugh becomes eligible to receive health insurance benefits under any other employer’s group health plan. In addition, all of Mr. McElhaugh’s outstanding stock options and other stock-based awards granted on or after July 10, 2015 will immediately accelerate, vest, and become fully exercisable or nonforfeitable.
All severance payments will be made 60 days following such termination, provided Mr. McElhaugh has executed and delivered to us a general release following his termination of employment. If Mr. McElhaugh’s employment with us terminates for any reason, he will receive any base salary and bonus earned but unpaid through the termination date in accordance with our normal payroll practices and any benefits accrued and due under applicable benefit plans and programs of ours and our affiliates. Mr. McElhaugh’s employment agreement contains typical restrictive covenant provisions, including non-competition restrictions, which apply during the term of his employment and for a period of eighteen months thereafter, and non-solicitation restrictions, which apply during the term of his employment and for a period of twelve months thereafter.
Dr. Michael J. Sofia
Pursuant to the Sofia Agreement, if Dr. Sofia’s employment is terminated by us without “Cause” or by Dr. Sofia due to “Good Reason” (as each such term is defined in the Sofia Agreement), he will receive a lump sum severance payment equal to one and one-half times his then current base salary. Dr. Sofia will also be entitled to reimbursement for any COBRA premiums paid by Dr. Sofia until the earlier of (a) twenty-four months following termination or (b) until Dr. Sofia becomes eligible to receive health insurance benefits under any other employer’s group health plan. In addition, Dr. Sofia will receive a bonus payment equal to the average of the bonus payments, if any, made to Dr. Sofia over the previous three years prior to termination, pro-rated for the portion of the year during which he was employed.
In the event Dr. Sofia’s employment is terminated by us without Cause or by Dr. Sofia due to Good Reason, in each case within twelve months following a “Change of Control” (as defined in the Sofia Agreement), he will receive (i) a lump sum severance payment equal to two times his annual base salary and (ii) a bonus payment equal to Dr. Sofia’s target bonus pro-rated for the portion of the year during which he was employed. In addition, Dr. Sofia will be entitled to reimbursement for any COBRA premiums paid by Dr. Sofia until the earlier of (a) twenty-four months following termination or (b) until Dr. Sofia becomes eligible to receive health insurance benefits under any other employer’s group health plan. In addition, all of Dr. Sofia’s outstanding stock options and other stock-based awards granted on or after July 11, 2015 will immediately accelerate, vest, and become fully exercisable or nonforfeitable.
All severance payments will be made 60 days following such termination, provided Dr. Sofia has executed and delivered to us a general release following his termination of employment. If Dr. Sofia’s employment with us terminates for any reason, he will receive any base salary and bonus earned but unpaid through the termination date in accordance with our normal payroll practices and any benefits accrued and due under applicable benefit plans and programs of ours and our affiliates. Dr. Sofia’s employment agreement contains typical restrictive covenant provisions, including non-competition restrictions, which apply during the term of his employment and for a period of eighteen months thereafter, and non-solicitation restrictions, which apply during the term of his employment and for a period of twelve months thereafter.
Incentive Compensation Recovery Policy
Consistent with rules adopted by the SEC and Nasdaq, on October 18, 2023, the Board adopted the Incentive Compensation Recovery Policy, which applies to current and former executive officers and certain vice presidents (collectively, the “Covered Executive”). In the event we are required to prepare an accounting restatement to correct an error that (1) is material to the previously issued financial statements or (2) would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, we will seek to recover erroneously awarded incentive compensation received by any current or former Covered Executive during the immediately preceding three fiscal years. Our Compensation Committee is responsible for administering and interpreting this policy, and the Compensation Committee’s determination under the policy are final and binding. This policy is binding and enforceable against all Covered Executives and their successors, beneficiaries, heirs, executors, administrators, or other legal representatives, and does not in any way limit or affect our rights to pursue disciplinary, legal, or other action against a Covered Executive or pursue any other remedies available to us. A copy of the policy can be found attached as Exhibit 97 to our Annual Report on Form 10-K for the year ended December 31, 2023.

Pay Versus Performance Disclosure
The following table sets forth information regarding the compensation actually paid to our CEO and our other Named Executive Officers compared to certain performance measures for the years ended December 31, 2023, 2022 and 2021.
The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how we or our Compensation Committee views the link between company performance and our Named Executive Officers’ pay. As a clinical-stage biotech company, our executive compensation program does not utilize the company’s financial results as the primary indicator to determine executive compensation. We believe that the creation of sustainable long-term stockholder value depends on our ability to successfully advance our HBV pipeline, and ultimately, bring those product candidates to market. Consequently, our Compensation Committee has designed our executive compensation program to incentivize our executive officers to create that value through the discovery and development of a robust and attractive pipeline of drug candidates. In determining the amount of the annual incentive award for each of our executive officers, including each of our Named Executive Officers but excluding Mr. Collier and Dr. Howard due to their respective terminations of employment in 2023, the Compensation Committee evaluated the corporate performance objectives that had been established at the beginning of the calendar year as well as other corporate and individual achievements and performance throughout the year. These performance objectives included clinical milestones for our lead product candidates, research and development milestones for our early-stage drug candidates and other business objectives. Additionally, grants of equity awards, primarily stock options and restricted stock units, to our executive officers are intended to incentivize future value creation and to align the long-term interests of our executive officers with shareholders. For further discussion of how the Company views its executive compensation structure, including alignment with Company performance, see page 35. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.
The “Compensation Actually Paid”, which is presented in the table below, is defined by the SEC and does not reflect amounts actually paid, earned or received by our Named Executive Officers. A significant portion of the “Compensation Actually Paid” amounts shown relate to changes in values of unvested equity awards over the course of the applicable reporting year. These unvested awards remain subject to significant risk from forfeiture conditions and possible future declines in value based on changes in our share price. The ultimate values actually realized by our Named Executive Officers from unvested equity awards, if any, cannot be determined until the awards fully vest and are exercised or settled, as the case may be.
Year	Summary Compensation Table Total for PEO(1)(2)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for non-PEO NEOs(1)(2)	Average Compensation Actually Paid to non-PEO NEOs(3)	Value of Initial Fixed $100 Investment based on Total Shareholder Return(4)	Net Income/(Loss)
2023	$3,385,984	$3,268,381	$1,692,632	$1,594,078	$70	($72,849,000)
2022	$2,645,657	$844,918	$1,281,722	$746,716	$66	($69,456,000)
2021	$3,215,289	$3,163,642	$1,532,848	$1,464,749	$110	($76,247,000)
(1)
For each year shown, the principal executive officer (“PEO”) was Mr. Collier, our Chief Executive Officer, until his retirement on December 31, 2023. For 2023 the other Named Executive Officers (“NEOs”) were Mr. McElhaugh, Dr. Sofia and Dr. Howard. For 2022, the other NEOs were Dr. Sofia and Mr. McElhaugh. For 2021, the other NEOs were Dr. Sofia and Mr. Hastings.

(2)
The values reflected in this column reflect the “Total” compensation set forth in the Summary Compensation Table (“SCT”) on page 35. See the footnotes to the SCT for further detail regarding the amounts in this column.

(3)
“Compensation Actually Paid” is defined by the SEC and is computed in accordance with SEC rules by subtracting the amounts in the “Stock Awards” and “Option Awards” column of the SCT for each year from the “Total” column of the SCT and then: (i) adding the fair value as of the end of the reported year of all awards granted during the reporting year that are outstanding and unvested as of the end of the reporting year; (ii) adding the amount equal to the change as of the end of the reporting year (from the end of the prior year) in fair value (whether positive or negative) of any awards granted in any prior year that are outstanding and unvested as of the end of the reporting year; (iii) adding, for awards that are granted and vest in the reporting year, the fair value as of the vesting date; (iv) adding the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior year for which all applicable vesting conditions were satisfied at the end of or during the reporting year; (v) subtracting, for any awards granted in any prior year that are forfeited during the reporting year, the amount equal to the fair value at the end of the prior year; and (vi) adding the value of any dividends (or dividend equivalents) paid in the reporting year on unvested equity awards and the value of accrued dividends (or dividend equivalents) paid on performance awards that vested in the reporting year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

The following tables reflect the adjustments made to SCT total compensation to compute “Compensation Actually Paid” for our PEO and average for our other NEOs.
PEO	SCT Total Comp	Minus SCT Stock Awards and Option Awards	Plus Value of New Unvested Awards	Plus Change in Value of Prior Years Unvested Awards	Plus Value of New Vested Awards	Plus Change in Value of Prior Years Vested Awards	Equals Compensation Actually Paid
2023	$3,385,984	($2,525,326)	$1,921,931	$83,390	$343,105	$59,296	$3,268,381
2022	$2,645,657	($1,712,646)	$1,165,626	($945,449)	$381,639	($689,909)	$844,918
2021	$3,215,289	($2,185,473)	$1,566,835	$193,831	$373,900	($740)	$3,163,642
Other NEOs (Average)	SCT Total Comp	Minus SCT Stock Awards and Option Awards	Plus Value of New Unvested Awards	Plus Change in Value of Prior Years Unvested Awards	Plus Value of New Vested Awards	Plus Change in Value of Prior Years Vested Awards	Equals Compensation Actually Paid
2023	$1,692,632	($915,819)	$678,960	$17,908	$117,349	$3,047	$1,594,078
2022	$1,281,722	($664,192)	$422,898	($275,062)	$138,705	($157,356)	$746,716
2021	$1,532,848	($874,190)	$626,734	$38,972	$149,560	($9,175)	$1,464,749
Compensation Actually Paid and Cumulative Total Shareholder Return
The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with our cumulative total shareholder return for the fiscal years ended December 31, 2021, 2022 and 2023. Total Shareholder Return amounts reported in the graph assume an initial fixed investment of $100 on December 31, 2020.

Compensation Actually Paid versus Total Shareholder Return
Compensation Actually Paid
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
$120
$100
$80
$60
$40
$20
$-
Total Shareholder Return
2021
2022
2023
PEO Compensation Actually Paid
Non-PEO Average Compensation Actually Paid
Value of $100 invested in Arbutus on 12/31/2020

Compensation Actually Paid and Net Loss
The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with our net loss for the fiscal years ended December 31, 2021, 2022 and 2023.

Compensation Actually Paid versus Net Loss
Compensation Actually Paid
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Net Loss
($50,000,000)
($55,000,000)
($60,000,000)
($65,000,000)
($70,000,000)
($75,000,000)
($80,000,000)
2021
2022
2023
PEO Compensation Actually Paid
Non-PEO Average Compensation Actually Paid
Net Loss

DIRECTOR COMPENSATION
To align the interests of non-executive directors with the long-term interests of Shareholders, our Board has approved the non-executive directors’ participation in our equity compensation plans, as well as an annual cash retainer. Members of our management team receive no additional consideration for acting as directors. Accordingly, Mr. Collier did not receive any compensation for his service as a member of our Board during 2023. Mr. Collier’s compensation for service as an employee for 2023 is presented above in the “Executive Compensation – Summary Compensation Table” section of this Proxy Statement/Circular.
Cash Compensation
Consistent with Radford’s recommendation, our Board adopted the following non-employee director compensation policy:
•	an annual cash retainer of $40,000 per annum for each non-executive director ($75,000 for the Chairman of our Board)
•	an additional $20,000 for the Chairman of our Audit Committee;
•	an additional $15,000 for the Chairman of our Compensation Committee;
•	an additional $10,000 for the Chairman of our Corporate Governance and Nominating Committee;
•	an additional $10,000 for each member of our Audit Committee;
•	an additional $7,500 for each member of our Compensation Committee; and
•	an additional $5,000 for each member of our Corporate Governance and Nominating Committee.
Our directors are also entitled to reimbursement for reasonable travel and lodging expenses for attending Board and Committee meetings.
Option Awards
For 2023, new directors received an initial equity grant of options to purchases 110,000 Common Shares and an annual equity grant of options to purchase 55,000 Common Shares. Effective April 2024, new directors receive an initial equity grant of options to purchases 134,000 Common Shares and an annual equity grant of options to purchase 67,000 Common Shares. New appointment option grants vest one third at each of the 1st, 2nd, and 3rd anniversaries of the grant date. Annual option grants vest immediately. We expect to issue an annual grant of options to each of our non-executive Board members following the Annual Meeting.
Director Compensation Table
The following table summarizes the compensation of our non-executive directors who served during all or any portion of fiscal 2023:
Directors	Fees Earned or Paid in Cash	Option Awards(1)(2)	All Other Compensation	Total
Frank Torti, M.D.	$81,250	$106,739	—	$187,989
Daniel Burgess	$55,000	$106,739	—	$161,739
Richard C. Henriques	$67,500	$106,739	—	$174,239
Keith Manchester	$50,000	$106,739	—	$156,739
James Meyers	$70,000	$106,739	—	$176,739
Melissa V. Rewolinski, Ph.D.	$22,330	$189,756	—	$212,086
Tram Tran, M.D.	$7,521	—	—	$7,521
	$353,601	$723,450	—	$1,077,051
(1)
The amounts in this column represent the full grant date fair value for awards granted during 2023, all of which were in the form of stock options. The grant date fair value of the options was computed in accordance with ASC Topic 718, Compensation – Stock Compensation.

These amounts do not necessarily correspond to the actual value that may be realized by the director in connection with his or her option awards. The assumptions made in valuing the option awards reported in this column are described in our audited consolidated financial statements (Note 13, Stock-based Compensation) included in our Annual Report.
(2)	The following table shows the aggregate number of shares underlying outstanding options held by our non-executive directors as of December 31, 2023:
Name	Outstanding Options
Frank Torti, M.D.	206,000
Daniel Burgess	256,000
Richard C. Henriques	236,000
Keith Manchester, M.D.	275,915
James Meyers	206,000
Melissa V. Rewolinski, Ph.D.	110,000
(3)	Dr. Rewolinski was appointed as director effective July 12, 2023.
(4)	Dr. Tran resigned as director effective February 26, 2023.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
At our 2011 Annual General and Special Meeting of Shareholders, Shareholders approved the 2011 Omnibus Share Compensation Plan (the “2011 Plan”) and 273,889 Common Shares for issuance under the 2011 Plan. Since the 2011 Plan was approved, Shareholders had approved an additional 4,850,726 Common Shares for issuance under the 2011 Plan. The 2011 Plan expired pursuant to its 10-year term in June 2021. The 2011 Plan will continue to govern the options granted thereunder.
At the 2016 Annual General and Special Meeting, our Shareholders approved certain amendments to the 2011 Plan. There was an amendment to the 2011 Plan in order for certain awards to qualify as “performance-based compensation” under Section 162(m) of the Code by including an individual limit of Common Shares that may be issued to any one participant within any one year period equal to the lesser of: (i) 5% of the total number of our outstanding Common Shares on a non-diluted basis and; (ii) 2,500,000 Common Shares (subject to certain adjustment provisions under the 2011 Plan). However, the US Tax Cuts and Jobs Act, which was enacted on December 22, 2017, eliminated the exemption from the $1.0 million deduction limitation for performance-based compensation. There were also amendments to address certain administrative matters as follows:
(a)	To change all references from “Tekmira Pharmaceuticals Corporation” to “Arbutus Biopharma Corporation”;
(b)
To restrict, with limited exceptions, the Compensation Committee’s power, without prior Shareholder approval, to effect any re-pricing of any previously granted “underwater” options or tandem stock appreciation rights;

(c)	To clarify the treatment of certain awards subject to Section 409A of the Code; and
(d)	To make certain conforming amendments to the 2011 Plan to reflect the above.
The above is a summary only and is qualified in its entirety by the full text of the 2011 Plan, as amended.
At the 2016 Annual General and Special Meeting, our Shareholders approved the 2016 Plan, which has been subsequently amended and supplemented and currently provides for the issuance of 24,000,000 Common Shares. The 2016 Plan is attached hereto as Annex A.
Since January 1996 and through March 25, 2024, the equivalent of 4,343,411 Common Shares have been issued pursuant to the exercise of options and the vesting of restricted stock units granted under our equity compensation plans (which represents approximately 2.4% of our issued and outstanding Common Shares), and as of March 25, 2024, there were 23,295,803 of our Common Shares subject to options and restricted stock units outstanding under our equity compensation plans (which represents approximately 12.9% of our current issued and outstanding Common Shares). The number of our Common Shares remaining available for future grants as of March 25, 2024 was 3,108,772 (which represents approximately 1.7% of our issued and outstanding Common Shares).
Additional Shares Subject to Issue Under Historical Equity Compensation Plans
On March 4, 2015, as a condition of the acquisition of Arbutus Inc., we reserved 184,332 Common Shares (which represented approximately 0.1% of our issued and outstanding Common Shares as of March 25, 2024) for the exercise of up to 183,040 Arbutus Inc. share options (“Arbutus Inc. Options”). The shares reserved are equal to the same number of Common Shares that would have been received had the options been exercised at the time of the merger with Arbutus Inc. The Arbutus Inc. Options are not part of our 2016, 2011 or 2007 Plans and we are not permitted to grant any additional Arbutus Inc. stock options. As of March 25, 2024, 103,732 Arbutus Inc. Options had been exercised and Arbutus Inc. Options equating to 80,600 Common Shares remained outstanding. The outstanding Arbutus Inc. Options have an exercise price of US$0.56 and expire on dates ranging from November 12, 2024 to December 7, 2024.

Equity Compensation Plan Information
The following table sets forth information regarding our equity compensation plans as of December 31, 2023:
Plan category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
2011 and 2016 plans	17,472,166	$3.58 (1)	7,672,299 (2)
Arbutus Inc. Options	80,600	$0.56	—
Equity compensation plans not approved by security holders	1,112,000 (3)	$2.18	—
Equity compensation plans not approved by security holders	500,000 (4)	2.26	—
Total	19,164,766	$3.47	7,672,299
(1)
Options granted under the 2011 Plan up to March 3, 2015 have a Canadian dollar denominated exercise price. Options granted under the 2011 Plan after March 3, 2015 have a US dollar denominated exercise price. For options with exercise prices denominated in Canadian dollars, in order to calculate a weighted-average exercise price for the purpose of the table, exercise prices have been converted to US dollars using the December 31, 2023 Reuters closing exchange rate of 0.755.

(2)	The 2016 Plan and 2011 Plan had 7,672,299 shares and 0 shares, respectively, available for future issuance as of December 31, 2023.
(3)
Represents a grant of a stock option to Mr. Collier made outside the 2016 Plan or any other equity incentive plan as an inducement material to Mr. Collier’s entering into employment with us pursuant to Nasdaq Stock Market LLC Listing Rule 5635(c)(4).

(4)
Represents a grant of a stock option to Mr. Naftzger made outside the 2016 Plan or any other equity incentive plan as an inducement material to Mr. Naftzger’s entering into employment with us pursuant to Nasdaq Stock Market LLC Listing Rule 5635(c)(4).

RELATED PARTY TRANSACTIONS
Related Party Transactions Policy
Our Board has a written policy for reviewing and approving transactions between us and our related persons, including directors, director nominees, executive officers, 5% Shareholders and their immediate family members and affiliates. In determining whether to authorize, approve and/or ratify a related party transaction, our Audit Committee may use any process and review any information that it determines is reasonable in light of the circumstances in order to determine if such transaction is fair and reasonable and on terms no less favorable to us than could be obtained in a comparable arm’s length transaction with an unrelated third party.
All of the transactions described below under “Certain Relationships and Related Party Transactions” were entered into pursuant to this policy.
Certain Relationships Transactions and Related Party Transactions
Other than the ongoing LNP delivery transaction described below, there have been no transactions since January 1, 2022 to which we have been a party in which the amount involved exceeded or will exceed the lesser of $120,000 and one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, director nominees, executive officers or beneficial owners of more than 5% of our capital stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements that are described in the “Executive Compensation” and “Director Compensation” sections of this Proxy Statement/Circular.
LNP Delivery Transaction
On April 11, 2018, we and Roivant entered into various agreements to launch Genevant Sciences Ltd. (“Genevant”), a jointly owned company currently focused on partnering with other pharmaceutical or biotechnology companies to enable the development of nucleic acid therapeutics for unmet medical needs (the “LNP Delivery Transaction”).
In connection with the formation of Genevant, Arbutus, Roivant and Genevant entered into a Master Contribution and Share Subscription Agreement dated April 11, 2018, a Shareholders Agreement dated April 11, 2018, as subsequently amended and restated, and a Cross License Agreement dated April 11, 2018, as amended on June 27, 2018 and December 9, 2021 (collectively, the “Principal Transaction Agreements”).
Under the terms of the Principal Transaction Agreements, among other things:
1.
We agreed to license to Genevant certain rights to our proprietary lipid nanoparticle and ligand conjugate delivery technologies (“Delivery Technologies”) to enable Genevant to develop products and pursue industry partnerships with a view to building a diverse pipeline of RNA-based therapeutics, apart from HBV applications to which we continue to hold exclusive rights. Under the Principal Transaction Agreements, we are entitled to receive tiered low single-digit royalties on future sales of Genevant products covered by the licensed patents. If Genevant sub-licenses the intellectual property licensed by us to Genevant, we are entitled to receive under the Principal Transaction Agreements, upon the commercialization of a product developed by such sub-licensee, the lesser of (i) twenty percent of the revenue received by Genevant for such sublicensing and (ii) tiered low single-digit royalties on product sales by the sublicensee.

2.
We are entitled to receive, in any action for infringement by any third parties of our intellectual property licensed to Genevant, after deduction of litigation costs, 20% of the net proceeds received by Genevant or, if less, tiered low single-digit royalties on net sales of the infringing product (inclusive of the proceeds from litigation or settlement, which would be treated as net sales). We are also entitled to receive, in the event a third party sublicensee of intellectual property licensed by Genevant from us commercializes a sublicensed product, a specified percentage (which is 20% in the case of a mere sublicense (i.e., naked sublicense) by Genevant without additional contribution, and 14% in the case of a bona fide collaboration with Genevant) of certain revenue that may be received by Genevant for such sublicense, including royalties, commercial milestones and other sales-related revenue or, if less, tiered low single-digit royalties on net sales of the sublicensed product.

3.
Roivant owned 22,500,000 common shares of Genevant, and we contributed certain exclusive rights to our delivery platforms to Genevant in exchange for 22,500,000 common shares of Genevant. As a result, as of April 11, 2018, each of Roivant and we owned 50% of the outstanding common shares of Genevant. As of June 1, 2018, Roivant contributed an additional $15 million to Genevant, in exchange for 9,375,000 common shares, bringing Roivant’s ownership in Genevant to 56.9%.

4.
We granted to Genevant a worldwide, exclusive (unless unavailable, then non-exclusive) and sublicensable license to our intellectual property relating to the Delivery Technologies (subject to certain use and field limitations), and Genevant granted to us a worldwide exclusive and sublicensable license to any intellectual property that is owned or licensed by Genevant for use by us in the field of HBV.

5.
Roivant agreed to contribute $37.5 million in transaction-related seed capital for Genevant, consisting of an initial $22.5 million investment and a subsequent investment of $15 million at a pre-determined, stepped-up valuation.

On July 31, 2020, Roivant recapitalized Genevant through an equity investment and conversion of previously issued convertible debt securities held by Roivant. We participated in the recapitalization of Genevant with an equity investment of $2.5 million. In connection with the recapitalization, the three parties entered into an Amended and Restated Shareholders Agreement that provides Roivant with substantial control of Genevant. We have a non-voting observer seat on Genevant’s Board of Directors. As of March 25, 2024, we owned approximately 16% of the outstanding common shares of Genevant.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Fees Paid to Independent Registered Public Accounting Firm
The following table sets forth all fees paid or accrued by us for professional services rendered by EY during the years ended December 31, 2023 and 2022:
	2023	2022
Audit Fees(1)	$684,900	$712,500
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	$3,600	$3,600
Total	$688,500	$716,100
(1)	Annual audit, quarterly reviews, internal controls, consents, comfort letters, and review of prospectus.
(2)	Subscription fee for use of EY’s accounting research tool.
Audit Committee Pre-Approval Policies and Procedures
Our Audit Committee charter provides that our Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent registered public accounting firm before it is engaged to render these services. The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management. The Audit Committee may delegate, and has in the past delegated, its authority to pre-approve services to one or more Committee members provided that the designees present the pre-approvals to the full Committee at the next Committee meeting. In 2023 and 2022, all audit and non-audit services performed by our independent registered public accounting firm were pre-approved by our Audit Committee to assure that such services do not impair the independent registered public accounting firm’s independence from us.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee assists our Board in overseeing and monitoring our accounting, financial reporting and internal audit processes and the external audit of our financial statements. The Audit Committee operates pursuant to a written charter that is available on the “Investors – Corporate Governance” section of our website at www.arbutusbio.com.
Our management is responsible for preparing our consolidated financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. EY, our independent registered public accounting firm for 2023, was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee is responsible for assisting our Board in overseeing the conduct of these activities by management and the independent registered public accounting firm. In fulfilling its oversight responsibilities with respect to our audited consolidated financial statements for the year ended December 31, 2023, our Audit Committee took the following actions:
•	reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2023;
•	discussed with EY the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC;
•
discussed with EY their independence, and received from EY the written disclosures and the letter required by the applicable requirements of the PCAOB regarding EY’s communications with us concerning independence; and

•
discussed with EY, with and without management present, the scope and results of EY’s audit of the financial statements for the year ended December 31, 2023, including a discussion of the quality, not just acceptability, of the accounting principles applied, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements.

Based on these reviews and discussions, the Audit Committee recommended to our Board that such audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.
Respectfully submitted,

MEMBERS OF THE AUDIT COMMITTEE

Richard C. Henriques (Chairman)
Daniel Burgess
James Meyers

ADDITIONAL INFORMATION
Availability of Annual Report on Form 10-K
A copy of our 2023 Annual Report to Shareholders, consisting of our Annual Report on Form 10-K for the year ended December 31, 2023, has been made available or mailed concurrently with this Proxy Statement/Circular, without charge, to Shareholders entitled to notice of and to vote at the Annual Meeting, provided that we have not included the exhibits to the Form 10-K. We will provide copies of the exhibits to the Form 10-K upon request by eligible Shareholders, provided we may impose a reasonable fee for providing such exhibits, which is limited to our reasonable expenses. Requests for copies of such exhibits should be mailed to Corporate Secretary, 701 Veterans Circle, Warminster Pennsylvania 18974, United States.
Interest of Certain Persons or Companies in Matters to be Acted Upon
Roivant is the beneficial owner of 21.6% of our issued and outstanding Common Shares. Drs. Torti and Manchester were initially designated as nominees to our Board pursuant to rights Roivant had in connection with its ownership of certain of our Preferred Shares. However, such rights expired on October 16, 2021 in connection with the automatic conversion of the Preferred Shares held by Roivant into Common Shares.
As of the date hereof, Dr. Torti serves as the Vant Chair for RSI and Dr. Manchester is a director of Roivant. The foregoing disclosure in this paragraph is based upon information supplied by the named directors and executive officers.
Interests of Informed Persons in Material Transactions
Roivant is an “informed person” (as defined in National Instrument 51-102 — Continuous Disclosure Obligations) as a result of beneficially owning more than 10% of the voting rights attached to our issued and outstanding Common Shares. Drs. Torti and Manchester were initially designated as nominees to our Board by Roivant pursuant to rights Roivant had in connection with its ownership of certain of our Preferred Shares. However, such rights expired on October 16, 2021 in connection with the automatic conversion of the Preferred Shares held by Roivant into Common Shares.
As of the date hereof, Dr. Torti serves as the Vant Chair for RSI and Dr. Manchester is a director of Roivant. Each of Drs. Torti and Manchester is an “informed person” (as defined in National Instrument 51-102 — Continuous Disclosure Obligations) of ours by virtue of being a director on our Board.
Roivant had a material interest in the LNP Delivery Transaction. The material terms of the LNP Delivery Transaction and Roivant’s interests therein are described under the heading “LNP Delivery Transaction.”
The address of Roivant is Suite 1, 3rd Floor, 11-12 St. James’s Square, London, SW1Y 4LB, United Kingdom. The foregoing disclosure in this paragraph is based upon information supplied by the named directors and executive officers.
To our knowledge, no “informed person” (as defined in National Instrument 51-102 — Continuous Disclosure Obligations) or any associate or affiliate of any such informed person had any material interest, direct or indirect, in any transaction or proposed transaction which has materially affected or would materially affect us or any of our subsidiaries since the beginning of the most recently completed financial year, other than as set out herein.
Management Contracts
There are no management functions of ours which are performed by an individual or company other than our directors or executive officers or one of our subsidiaries.
Additional Information
Additional information relating to us, including our most current Annual Report on Form 10-K for the fiscal year ended December 31, 2023, our consolidated financial statements for the fiscal year ended December 31, 2023, together with the report of the independent registered public accounting firm thereon and management’s discussion and analysis of our financial condition and results of operations for fiscal 2023 which provide financial information concerning us can be found on the Canadian Securities Administrators’ SEDAR+ at www.sedarplus.ca or on the website of the SEC at www.sec.gov. Copies of those documents, as well as any additional copies of this

Proxy Statement/Circular, are available at no cost upon written request to the Corporate Secretary, 701 Veterans Circle, Warminster, Pennsylvania 18974, United States. Additionally, the reports and other information filed by us with the SEC can be found on the SEC’s website at www.sec.gov.
DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS
SEC rules allow us to deliver a single copy of our Notice of Internet Availability of Proxy Materials and, as applicable, a printed version of our proxy materials to any household at which two or more Shareholders reside. We believe this rule benefits everyone. It eliminates duplicate mailings that Shareholders living at the same address receive, and it reduces our printing and mailing costs. This rule applies to any annual reports, proxy statements/circulars, proxy statements combined with a prospectus and information statements.
If your household would like to receive single rather than duplicate mailings in the future, or you received duplicate mailings and would like to receive a singular mailing for your household, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
NOTICE TO SHAREHOLDERS IN THE UNITED STATES
The solicitation of proxies involve securities of an issuer located in Canada and are being effected in accordance with the corporate laws of the Province of British Columbia, Canada and securities laws of the provinces of Canada.
The enforcement by Shareholders of civil liabilities under United States federal securities laws may be affected adversely by the fact that we are incorporated under the BCBCA. Shareholders may not be able to sue a foreign company in a foreign court for violations of United States federal securities laws. It may be difficult to compel a foreign company to subject itself to a judgment by a United States court.
SOLICITATION OF PROXIES
We pay for preparing, printing and mailing this Proxy Statement/Circular. Our directors, executive officers and employees may, without additional compensation, solicit proxies in person or by e-mail, telephone, fax or special letter. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs of sending the proxy materials to our beneficial owners.
APPROVAL OF MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT
The contents and mailing to Shareholders of this Proxy Statement/Circular have been approved by our Board.

Frank Torti, M.D., Chairman of the Board of Directors
April 10, 2024

EXHIBIT A
CORPORATE GOVERNANCE GUIDELINES
The Board of Directors (the “Board”) of Arbutus Biopharma Corporation (the “Company”) has adopted these Corporate Governance Guidelines (these “Guidelines”) as a general framework to assist the Board in carrying out its oversight responsibilities and to serve the best interests of the Company, managed by or under the direction of the Board. The Guidelines should be applied in a manner consistent with applicable legal, regulatory and ethical requirements for effective corporate governance and in accordance with the rules of The Nasdaq Stock Market LLC (“Nasdaq”), the Business Corporations Act (British Columbia), the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”), the rules and regulations of the Canadian provincial and federal securities regulatory authorities, the Company’s Articles (the “Articles”), and the charters of the Committees of the Board (each, a “Committee,” and collectively, the “Committees”), each as may be amended or restated from time to time.
1.	ROLE OF THE BOARD OF DIRECTORS
In addition to other Board or Committee responsibilities outlined in this document, the responsibilities of the Board include:
Strategic Planning and Budgets
•
Meet at least annually to review the Company’s strategic business plan proposed by management. Said plan should describe, among other things, the opportunities and risks of the Company’s business and should include a statement of the Company’s vision, mission, and values. The Board should then adopt said business plan, with such changes as the Board deems appropriate.

•	Review the Company’s corporate objectives, financial plans and budgets, proposed by management, and adopt same with such changes as the Board deems appropriate.
•	In connection with such reviews, the Board shall seek to provide a balance of long-term versus short-term orientation towards the Company’s vision, mission and values.
Review of Corporate Performance
•	Review the Company’s performance against strategic plans corporate objectives, financial plans and budgets.
Chair of the Board
•	Appoint a Chair of the Board and review the position description on an annual basis.
Executive Officers
•	Approve the hiring of executive officers.
•	Evaluate the integrity of the Chief Executive Officer (the “CEO”) and other executive officers, and direct each of these individuals to promote a culture of integrity throughout the Company.
•	Establish and review annually the position description for the CEO, and the job descriptions for the other executive officers as deemed necessary.
•	Evaluate executive officers’ performance and replace executive officers where necessary.
•	Consider succession planning and the appointment, training and monitoring of executive officers, including any recommendations from the Corporate Governance and Nominating Committee.
•	Confirm with management that all executive officers have current employment, non-competition, and confidentiality agreements.
•	Review major Company organizational and staffing issues.
Corporate Disclosure
•	Annually review the Company’s Corporate Disclosure Policy and evaluate Company compliance with same.

Systems Integrity
•	Confirm with the Audit Committee that it has reviewed and discussed the adequacy of the Company’s internal financial reporting controls and management information systems.
•
Review, adopt and confirm distribution to appropriate personnel of the Company’s Code of Business Conduct and review and evaluate, as deemed necessary, whether the Company and its executive officers conduct themselves in an ethical manner and in compliance with the applicable rules, audit and accounting principles and the Company’s own governing policies.

•	Provide for free and full access by the Board to management regarding all matters of compliance and performance.
Material Transactions
•	Review and approve any material transactions outside of the corporate budget.
The Company’s senior executives, under the direction of the CEO, are responsible for the operations of the Company; the Board has delegated to the officers of the Company the authority and responsibility for managing the Company’s day-to-day affairs. The Board has an oversight role and is not expected to perform or duplicate the tasks of the CEO or senior management. The Board may delegate its responsibilities to the Committees of the Board.
These policies are not intended as binding legal obligations or inflexible requirements and are not intended to interpret applicable laws and regulations or to modify the Company’s Articles. These Guidelines are subject to modification from time-to-time by the Board.
2.	FIDUCIARY DUTIES AND ETHICAL OBLIGATIONS OF THE DIRECTORS
Fiduciary duties of the Board
The members of the Board are elected by the shareholders of the Company to oversee, and provide strategic guidance to, senior management of the Company. As a director, each Board member stands in a fiduciary relationship to the Company. As such, each director is required to perform his or her duties honestly, in good faith, in a manner he or she reasonably believes to be in the best interests of the Company and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances.
Legal and Ethical Conduct
The Board is committed to legal and ethical conduct in fulfilling its responsibilities.
3.	BOARD COMPOSITION AND SELECTION
Size and Classes of Board
The number of directors shall be established by the Board in accordance with the Articles. The Articles provide for the annual election of all directors. The Board, on the recommendation of its Corporate Governance and Nominating Committee, shall evaluate and determine the appropriate size, classification and composition of the Board.
Independence of Directors
It is the Company’s policy that the Board be composed of not less than a majority of independent directors. The Company defines an “independent director” as a director who satisfies the independence criteria established by applicable laws, regulations and Nasdaq listing requirements. The Board expects each director to disclose any relationship that might call his or her independence into question. The Board shall review and determine annually the independence of all non-management directors, including an evaluation of all relationships between the Company and each director for the purposes of determining whether a material relationship exists that could interfere with such director’s ability to satisfy his or her responsibilities as an independent director. In addition, Committee members will be evaluated for compliance with any additional Nasdaq, SEC or Canadian securities law independence requirements applicable to members of each Committee and the Board may adopt more stringent requirements to determine the independence of directors serving on various Committees of the Board. Director independence shall be publicly disclosed in the Company’s annual proxy statement, information circular or other regulatory filing conclusion.

Reliance on Management and Advisors
The members of the Board are entitled to rely in good faith upon the information, opinions, reports or statements presented by the Company’s senior executives and any outside advisors, auditors and legal counsel selected with reasonable care, except to the extent that any such person’s integrity, honesty or competence is in doubt.
Leadership Structure
The Board should remain free to configure leadership of the Board and the Company in the way that best serves the Company’s interests at the time and, accordingly, the Board has no fixed policy with respect to combining or separating the offices of the Chair of the Board (the “Chair”) and CEO. In the event that the Chair is not independent, the Board may, but is not required to, appoint a Lead Independent Director, who shall be selected by a majority of the independent directors and who shall preside over executive sessions of the Board.
Board Membership Criteria and Selection
Recommendations for Director Nominees
The Board is responsible for nominating individuals for election to the Board, including those individuals who have been nominated by the Company’s shareholders. The Board is also responsible for filling vacancies on the Board that may occur between annual general meetings of shareholders. The Board has delegated to its Corporate Governance and Nominating Committee the responsibility to make director recommendations to the full Board.
Criteria for Director Nominees
The Board strives in its membership profile to have a diversity of backgrounds and expertise that enhances the ability of the directors collectively to understand the issues facing the Company and to fulfill the Board’s and Committees’ responsibilities. The Board and Corporate Governance and Nominating Committee will periodically review the experience and qualifications appropriate for Board members and director candidates in light of the Board’s composition at the time, and the skills and expertise needed for the effective operation of the Board and the Committees. It is the policy of the Board that the Board reflects the following characteristics:
•
Each director must demonstrate exceptional leadership traits and a high level of achievement in his or her personal and professional lives that reflects high standards of personal and professional conduct.

•	Each director must at all times exhibit high standards of integrity, commitment and independence of thought and judgment.
•
The Board as a whole will contain a range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to all of the Company’s operations and interests, which may include experience at senior levels of public companies, leadership positions in the life sciences, healthcare or public health fields, science or technology backgrounds and financial expertise.

•	Each director should exhibit confidence and a willingness to express ideas and engage in constructive and respectful discussion with other Board members, Company management and all relevant persons.
•	Each director should be willing and able to devote sufficient time, energy and attention to the affairs of the Company.
•
Each director should actively participate in the decision-making process, be willing to make difficult decisions in the best interest of the Company and demonstrate diligence and faithfulness in attending Board and Committee meetings.

•	Each director must put Board and Company performance ahead of individual achievement.
•	Each director should be free of any conflict of interest that would impair the director’s ability to fulfill the responsibilities of a member of the Board.
The Board is also committed to consideration of diversity and inclusion and accordingly the assessment of the Board’s composition and director candidates should consider diversity of race, ethnicity, gender, age, education, cultural background, and professional experiences in the context of an analysis of the perceived needs of the Board at that point in time.

Other Directorships
The Company recommends that all directors limit the number of other public company boards on which he or she serves so that he or she is able to devote adequate time to his or her duties to the Company, including preparing for and attending meetings. No director shall serve on more than five public company boards of directors (including the Company’s Board) and the CEO, if a member of the Board, shall serve on no more than a total of two (including the Company’s Board), without the Board’s consent.
Directors shall advise the chairperson of the Corporate Governance and Nominating Committee in advance of accepting an invitation to serve on any other company board, including public or private company directorships, and memberships on the governing boards of non-profit entities, advisory boards or similar bodies and governmental commissions. Whether such additional directorship would impair the director’s ability to devote adequate time to the Company will be evaluated on a case by case basis.
Directors who serve on the Audit Committee may not serve on the audit committees of more than three public companies, including the Company’s, unless the Board has determined that such service would not impair the ability of the director to effectively serve on the Audit Committee.
Service on boards and other organizations shall also comply with the Company’s Code of Business Conduct.
Term Limits
The Board does not limit the number of terms for which an individual may serve as a director. The Corporate Governance and Nominating Committee periodically reviews incumbent directors and the strengths and weaknesses of the Board as a whole. This review includes consideration of a director’s length of service on the Board, his or her interest in continuing as a member of the Board and the specific experience, qualifications, attributes and skills the director brings to the Board in light of the Company’s business and its needs at the time. In addition, the Corporate Governance and Nominating Committee shall review each director’s continuation on the Board prior to expiration of the director’s term.
Change in Principal Position or Responsibility
Any director who experiences a material change in his or her principal employment or professional position, or is placed in a position that may adversely affect his or her duties to the shareholders of the Company, or who experiences a change to his or her qualification as an independent director of the Company, if applicable, shall notify the chairperson of the Corporate Governance and Nominating Committee of such change. The Corporate Governance and Nominating Committee will then evaluate whether the individual continues to satisfy the Board’s membership criteria in light of his or her new status and shall recommend to the Board the action to be taken, if any, with respect to such individual. If the Board determines that such director should resign from the Board based upon such change in circumstances, such director shall promptly tender is his or her resignation from the Board.
4.	BOARD MEETINGS
Frequency of Board Meetings
There shall be at least four regularly scheduled meetings of the Board held each year. Additional meetings, called in accordance with the Articles, shall be held as needed. The Chair, or the Lead Independent Director, if applicable, in consultation with the appropriate members of senior management and other Board members, will determine the agenda and length of the meetings.
Meeting Attendance
Directors are expected to attend, either in person or by telephone or other remote communication, all or substantially all Board meetings and meetings of the Committees on which they serve. All directors are encouraged, but not required, to attend the annual general meeting of shareholders.
Preparation for Meetings
Materials with respect to matters on which action is expected to be taken shall be circulated to the Board in advance of the meeting whenever possible. Financial reports, certain Committee minutes and other background materials shall also be circulated in advance of the meeting. Directors are expected to spend the time needed to review any materials prior to a meeting in order to uphold their fiduciary obligations to the Company and the shareholders when discharging their responsibilities. On those occasions where the subject matter is too sensitive to provide in writing, the materials will be discussed at the meeting without advance distribution. Where there is no prior distribution of materials on a sensitive subject, the Chair or Lead Independent Director may elect to contact each Director by telephone in advance of the meeting to discuss the subject and the principal issues the Board will need to consider.
Management Involvement in Board Meetings
At the invitation of the Board, members of senior management or employees recommended by the CEO shall attend Board meetings or portions thereof for the purpose of participating in discussions where such members of senior management or other employees can provide insight into the items being discussed. The Board encourages the directors and members of the Committees to bring Company management and outside advisors or consultants from time to time into Board and/or Committee meetings to (1) provide insight into items being discussed by the Board which involve the manager, advisor or consultant, (2) make presentations to the Board on matters which involve the manager, advisor or consultant and (3) bring managers with high potential into contact with the Board. Attendance of non-directors at Board meetings is at the discretion of the Board.
Executive Sessions of Independent Directors
The independent directors shall meet in regular executive sessions to, among other matters, review the performance of the CEO. The Chair (if independent), or the Lead Independent Director, if applicable, or in the absence of a Lead Independent Director, the chairperson of the Corporate Governance and Nominating Committee, shall lead regularly scheduled meetings of independent directors following Board meetings to discuss matters as such independent directors consider appropriate. Executive sessions of the independent directors shall occur no less than twice per year.
5.	BOARD COMMITTEES
Number and Type of Committees; Independence of Members
The Board currently has an Audit Committee, an Executive Compensation and Human Resources Committee, and a Corporate Governance and Nominating Committee. Each such Committee has a written charter that has been approved by the Board. Each Committee will comply with the independence and other requirements established by applicable law and regulations, including SEC, Nasdaq and Canadian rules, within any required timeframes. The Board may from time to time, establish, maintain and disband additional Committees depending on internal needs and in compliance with the Articles and applicable laws, regulations and Nasdaq listing requirements.
Committee member vacancies and charter review
The Board shall appoint a Board member to fill any vacancy on a Committee, ensuring compliance with all applicable laws and regulations regarding said appointments. In addition, the Board shall review and approve, if deemed appropriate, Committee recommendations for changes to Committee charters on an annual basis.
Assignment and Rotation of Committee Members
The Corporate Governance and Nominating Committee shall be responsible for making recommendations for the assignment of Board members to various Committees. The Corporate Governance and Nominating Committee shall from time to time review the Committee assignments and shall consider the rotation of chairpersons and members with a view toward balancing the benefits derived from continuity against the benefits derived from the diversity of experience and viewpoints of the various directors. Concurrent membership on more than one Committee is also desirable where practicable.
Committee Meetings
The chairperson of each Committee, in consultation with the Committee members, will determine the frequency and length of the Committee meetings consistent with any requirements set forth in the Committee’s charter. The chairperson, in consultation with management and Committee members, shall develop the Committee meeting agendas. Special meetings may be called from time to time as determined by the needs of the business and the responsibilities of the Committees.

Committee Reports
The chairperson of each Committee shall be responsible for reporting to the Board at the Board’s next regularly scheduled meeting following a meeting of such chairperson’s Committee.
6.	LEADERSHIP DEVELOPMENT
Annual Review of the CEO
The Executive Compensation and Human Resources Committee, with input from the CEO, shall annually establish the performance criteria (including both long-term and short-term goals) to be approved by the Board and considered in connection with the CEO’s annual performance evaluation. At the end of each year, the CEO shall make a presentation or furnish a written report to the Board indicating his or her progress against such established performance criteria. Thereafter, with the CEO absent, the Executive Compensation and Human Resources Committee shall meet to review the CEO’s performance and determine the CEO’s compensation for such year, which will be recommended to the Board for approval. The results of the review and evaluation shall be communicated to the CEO by the chairperson of the Executive Compensation and Human Resources Committee.
Succession Planning
The Corporate Governance and Nominating Committee annually reviews and considers the Company’s succession plan for the position of CEO and makes recommendations to the Board. To assist the Corporate Governance and Nominating Committee, the CEO shall annually provide the Corporate Governance and Nominating Committee with an assessment of senior managers and their potential to succeed him or her. He or she also shall provide the Corporate Governance and Nominating Committee with an assessment of persons considered potential successors to certain senior management positions, including a review of any development plans recommended for such individuals.
7.	OTHER MATTERS
Risk Oversight, Assessment and Management
The Board and the appropriate Committees shall consider and periodically discuss with management the Company’s policies and procedures with respect to risk oversight, assessment and management.
Director Evaluations
The Board shall annually review and assess the Corporate Governance and Nominating Committee’s annual assessment of the performance of the Board, including its Committee’s, and the Board’s and each Committee’s compliance with these Guidelines. All directors are encouraged to make suggestions at any time for the improvement of the Board’s practices.
Director Compensation
The Board believes that the level of director compensation should generally be competitive with the level of compensation paid to directors of the Company’s peer companies and that a significant component of such compensation should be tied to the performance of the Company. Accordingly, a significant portion of director compensation should be in the form of stock options and equity. The Executive Compensation and Human Resources Committee shall periodically review the compensation of non-management directors. The Executive Compensation and Human Resources Committee is encouraged to seek advice from an independent compensation consultant. After such review, the Executive Compensation and Human Resources Committee will make recommendations to the full Board, and the full Board will determine the non-management director compensation. The Company’s employee directors shall not receive additional compensation for service as directors.
Director Orientation and Continuing Professional Development
Meetings of the Board shall be designed to provide orientation for new directors to assist them in understanding the Company’s business as well as an introduction to the Company’s senior management. Further, the Company encourages directors to participate in continuing education programs focused on the business, the Company’s industry and legal and ethical responsibilities of board members. Directors will receive reimbursement for the reasonable expenses of such participation upon advanced approval from the Company.

Independent Advisers
The Board and its Committees shall have the authority to retain, at any time, independent or outside financial, legal or other advisers as the Board or its Committees may deem appropriate and as authorized by applicable laws, regulations and Nasdaq listing requirements. The Company will pay the reasonable fees and expenses of any such advisers.
Interactions with Third Parties
The Board recognizes that management speaks on behalf of the Company. Each director should refer all inquiries from investors, the press or customers to management. Individual Board members may, from time to time at the request of management, meet or otherwise communicate with various constituencies that are involved with the Company.
Implementation and Amendment of Guidelines
The Corporate Governance and Nominating Committee shall have primary responsibility for the implementation of these Guidelines. The Corporate Governance and Nominating Committee shall review these Guidelines no less than annually and make recommendations to the Board as to any updates as necessary. These Guidelines may only be amended by the Board.

ANNEX A
ARBUTUS BIOPHARMA CORPORATION
2016 OMNIBUS SHARE AND INCENTIVE PLAN
(as adopted by the board of directors on April 6, 2016 and approved by the shareholders on May 19, 2016;
and as supplemented by the Committee on May 9, 2019)
Section 1.	Purpose
The purpose of the Plan is to promote the interests of the Company by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors to promote the business and financial success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various share and cash based arrangements and provide them with opportunities for share ownership in the Company, thereby aligning the interests of such persons with the Company’s shareholders.
Section 2.	Definitions
As used in the Plan, the following terms shall have the meanings set forth below:
(a)	“Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.
(b)	“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.
(c)
“Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(c).

(d)	“Board” shall mean the Board of Directors of the Company.
(e)	“Cause” in respect of a Participant means:
(i)	if “Cause” is defined in an employment agreement between such Participant and the Company, the meaning of “Cause” as provided for in such employment agreement; and
(ii)
if Cause is not so defined, a circumstance that would entitle the Company to terminate the employment or services of such Participant at law without notice or compensation as a result of such termination;

(f)	“Change in Control” means, unless specified otherwise in an existing agreement with a Participant:
(i)	the sale of all or substantially all of the assets of the Company to a non-Affiliate;
(ii)
a merger, reorganization, or consolidation involving the Company in which the voting securities outstanding immediately prior to the transaction represent or are converted into or exchanged for securities of the surviving or resulting entity that, immediately upon completion of the transaction, represent less than 50% of the outstanding voting power of the surviving or resulting entity;

(iii)	the acquisition of all or a majority of the outstanding voting securities of the Company in a single transaction or a series of related transactions by a person or group of persons;
provided however, that a Change in Control shall not be deemed to have occurred if such Change in Control results solely from the issuance, in connection with a bona fide financing or series of financings by the Company or an Affiliate of the Company, of voting securities of the Company or an Affiliate of the Company or any rights to acquire voting securities of the Company or an Affiliate of the Company which are convertible into voting securities, or if the Company effects a transaction solely to change the Company’s domicile.
(g)
“Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m).

(h)	“Company” shall mean Arbutus Biopharma Corporation and any successor corporation.
(i)	“Director” shall mean a member of the Board.
(j)	“Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.
(k)	“Effective Date” shall have the meaning ascribed thereto in Section 11 of the Plan;
(l)
“Eligible Person” shall mean any employee, officer, non-employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended.

(m)
“Fair Market Value” with respect to a Share as of any date shall mean (a) if the Share is listed on any established stock exchange, the price of one Share at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of Shares shall have occurred on such date, on the next preceding date on which there was a sale of Shares; (b) if the Shares are not so listed on any established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes for a Share; or (c) if the Shares are not publicly traded as of such date, the per share value of a Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto.

(n)
“Full Value Award” shall mean any Award other than an Option, Stock Appreciation Right or similar Award, the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award.

(o)	“Good Reason” in respect of a Participant means:
(i)	if “Good Reason” is defined in an employment agreement between such Participant and the Company, the meaning of “Good Reason” as provided for in such employment agreement; and
(ii)
if Good Reason is not so defined, a circumstance that would allow a Participant to claim “constructive dismissal” at law, including a material diminution in the Participant’s title, responsibilities, reporting relationship or compensation.

(p)	“Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be a U.S. Incentive Stock Option.
(q)	“Option” shall mean a U.S. Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.
(r)	“Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.
(s)	“Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.
(t)	“Performance Award” shall mean any right granted under Section 6(d) of the Plan.
(u)
“Performance Goal” with respect to a Performance Award shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit or line of business basis:

•	economic value added (EVA);
•	sales or revenue;
•	income (including without limitation operating income, pre tax income and income attributable to the Company);
•	cash flow (including without limitation free cash flow and cash flow from operating, investing or financing activities or any combination thereof);

•
earnings (including without limitation earnings before or after taxes, earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA) and earnings (whether before or after taxes), EBIT or EBITDA as a percentage of net sales;

•
returns (including one or more of return on actual or pro forma assets, net assets, equity, investment, revenue, sales, capital and net capital employed, total shareholder return (TSR) and total business return (TBR));

•
implementation, completion or achievement of critical corporate objectives or projects, including specified milestones in the discovery, development, commercialization and/or manufacturing of one or more products or product candidates; and

•	share price (minimum $20.00 per Share).
Each such Performance Goal may be based (i) solely by reference to absolute results of individual performance or organizational performance at various levels (e.g., the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company) or (ii) upon organizational performance relative to the comparable performance of other companies selected by the Committee. To the extent consistent with Section 162(m), the Committee may, when it establishes performance criteria, also provide for the exclusion of charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (X) asset write downs, litigation or claim judgments or settlements, reorganizations, the impact of acquisitions and divestitures, restructurings, discontinued operations, extraordinary items, and other unusual or non recurring charges, (Y) foreign exchange gains and losses or an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (Z) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles (or other accounting principles which may then be in effect). To the extent that Section 162(m) or applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without disclosing to shareholders and obtaining shareholder approval of such changes and without thereby exposing the Company to potentially adverse tax or other legal consequences, the Committee shall have the sole discretion to make such changes without obtaining shareholder approval.
(v)	“Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.
(w)	“Plan” shall mean the Arbutus 2016 Omnibus Share and Incentive Plan, as amended from time to time.
(x)	“Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.
(y)
“Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(z)	“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the U.S. Exchange Act, as amended, or any successor rule or regulation.
(aa)	“Section 162(m)” shall mean Section 162(m) of the U.S. Code, or any successor provision, and the applicable Treasury Regulations promulgated thereunder.
(bb)	“Section 409A” shall mean Section 409A of the U.S. Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.
(cc)
“Share” or “Shares” shall mean common shares without par value in the capital of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan).

(dd)
“Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the U.S. Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

(ee)	“Stock Appreciation Right” shall mean any right granted under Section 4(b) of the Plan.

(ff)	“U.S. Code” shall mean the Internal Revenue Code of 1986 of the United States, as amended from time to time, and any regulations promulgated thereunder.
(gg)	“U.S. Exchange Act” shall mean the Securities Exchange Act of 1934 of the United States, as amended.
(hh)	“U.S. Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the U.S. Code or any successor provision.
Section 3.	Administration
(a)
Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations in Section 7, (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended, subject to the limitations in Section 7; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b)
Delegation. The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the U.S. Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m), applicable exchange rules or applicable corporate law.

(c)
Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3 or Section 162(m); and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where the Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate

(d)
Indemnification. To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and

(ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.
Section 4.	Shares Available for Awards
(a)
Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal 5,000,000. The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in Section 4(b) below.

(b)
Counting Shares. For purposes of this Section 4, except as set forth in this Section 4(b), if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(i)
Shares Added Back to Reserve. Subject to the limitations in (ii) below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (including any Awards that are settled in cash), or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

(ii)
Shares Not Added Back to Reserve. Notwithstanding anything to the contrary in (i) above, the following Shares will not again become available for issuance under the Plan: (A) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (B) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Award under the Plan; (C) Shares covered by a share-settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (D) Shares that are repurchased by the Company using Option exercise proceeds.

(iii)	Cash-Only Awards. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.
(iv)
Substitute Awards Relating to Acquired Entities. Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c)
Adjustments. In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d)(i) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

(d)
Award Limitations Under the Plan. The limitation contained in this Section 4(d) shall apply only with respect to any Award or Awards granted under this Plan, and limitations on awards granted under any other shareholder-approved incentive plan maintained by the Company will be governed solely by the terms of such other plan.

(i)
Section 162(m) Limitation for Awards Denominated in Shares. No Eligible Person may be granted any Stock Options, Stock Appreciation Rights or Performance Awards denominated in Shares, for more than 2,500,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year.

(ii)
Section 162(m) Limitation for Performance Awards Denominated in Cash. The maximum amount payable pursuant to all Performance Awards denominated in cash to any Eligible Person in the aggregate in any calendar year shall be $5,000,000 in value. This limitation contained in this Section 4(d)(ii) does not apply to any Award or Awards subject to the limitation contained in Section 4(d)(i).

(iii)
Limitation Awards Granted to Non-Employee Directors. No Director who is not also an employee of the Company or an Affiliate may be granted any Award or Awards denominated in Shares that exceed in the aggregate $500,000 (such value computed as of the date of grant in accordance with applicable financial accounting rules) in any calendar year. The foregoing limit shall not apply to any Award made pursuant to any election by the Director to receive an Award in lieu of all or a portion of annual and committee retainers and annual meeting fees.

Section 5.	Eligibility
Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, a U.S. Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and a U.S. Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the U.S. Code or any successor provision.
Section 6.	Awards
(a)
Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)
Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)
Option Term. The term of each Option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant. Notwithstanding the foregoing, the Committee may provide in the terms of an Option (either at grant or by subsequent modification) that, to the extent consistent with Section 409A, in the event that on the last business day of the term of an Option (other than a U.S. Incentive Stock Option) (i) the exercise of the Option is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option shall be extended for a period of not more than thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.

(iii)
Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms, including, but not limited to, cash, Shares (actually or by attestation), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.
(A)	Promissory Notes. Notwithstanding the foregoing, the Committee may not accept a promissory note as consideration.
(B)
Net Exercises. The Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised on the date of exercise, over the exercise price of the Option for such Shares.

(iv)
U.S. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as U.S. Incentive Stock Options:

(A)	The aggregate number of Shares that may be issued under all U.S. Incentive Stock Options under the Plan shall be 5,000,000 Shares.
(B)
The Committee will not grant U.S. Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which U.S. Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(C)
All U.S. Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the shareholders of the Company.

(D)
Unless sooner exercised, all U.S. Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of a U.S. Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the U.S. Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or of its Affiliates, such U.S. Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

(E)
The purchase price per Share for a U.S. Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the U.S. Incentive Stock Option; provided, however, that, in the case of the grant of a U.S. Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the U.S. Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or of its Affiliates, the purchase price per Share purchasable under a U.S. Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the U.S. Incentive Stock Option.

(F)
Any U.S. Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as a U.S. Stock Option.

(b)
Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the same limitations in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.
(c)
Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)
Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(e).

(ii)
Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a share certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the share transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)
Forfeiture. Except as otherwise determined by the Committee or as provided in an Award Agreement, upon a Participant’s termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by such Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)
Performance Awards. The Committee is hereby authorized to grant to Eligible Persons Performance Awards that are intended to be “qualified performance-based compensation” within the meaning of Section 162(m). A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective Performance Goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. Performance Awards shall be conditioned solely on the achievement of one or more objective Performance Goals established by the Committee within the time prescribed by Section 162(m), and shall otherwise comply with the requirements of Section 162(m), as described below; provided, however, that to the extent a Performance Goal is based on share price, such Performance Goal shall include a minimum threshold share price of at least $20.00 per Share (subject to adjustment made under Section 4(c) of the Plan).

(i)
Timing of Designations; Duration of Performance Periods. For each Performance Award, the Committee shall, not later than 90 days after the beginning of each performance period, (i) designate all Participants for such performance period and (ii) establish the objective performance factors for each Participant for that performance period on the basis of one or more of the Performance Goals, the outcome of which is substantially uncertain at the time the Committee actually establishes the Performance Goal. The Committee shall have sole discretion to determine the applicable performance period, provided that in the case of a performance period less than 12 months, in no event shall a performance goal be considered to be pre-established if it is established after 25% of the performance period (as scheduled in good faith at the time the Performance Goal is established) has elapsed. To the extent required under Section 162(m), the terms of the objective performance factors must preclude discretion to increase an amount paid in connection with an Award, but may permit discretion to reduce such amount.

(ii)
Certification. Following the close of each performance period and prior to payment of any amount to a Participant with respect to a Performance Award, the Committee shall certify in writing as to the attainment of all factors (including the performance factors for a Participant) upon which any payments to a Participant for that performance period are to be based.

(e)
Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award, and (ii) no dividend or Dividend Equivalent payments shall be made to a Participant with respect to any Performance Award or other Award subject to performance-based vesting conditions prior to the date on which all conditions or restrictions relating to such Award (or portion thereof to which the dividend or Dividend Equivalent relates) have been satisfied, waived or lapsed.

(f)
Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement. No Award issued under this Section 6(f) shall contain a purchase right or an option-like exercise feature.

(g)	General.
(i)	Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.
(ii)
Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)
Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities (but excluding promissory notes), other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.
(iv)
Limits on Transfer of Awards. Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Where the Committee does permit the transfer of an Award other than a fully vested and unrestricted Share, such permitted transfer shall be for no value and in accordance with the rules of Form S-8. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(v)
Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(vi)
Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s shareholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units, Performance Award or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

(vii)
Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a Change in Control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such Change in Control, disability or separation from service meet the definition of a Change in Control, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the U.S. Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.
(viii)
Acceleration of Vesting or Exercisability – Performance Awards. Award Agreements may provide that, in the event a Participant’s employment is terminated without Cause or a Participant resigns for Good Reason at any time during the 12-month period following a Change in Control, all Performance Awards shall be considered to be earned and payable based on implementation, completion or achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any limitations or other restrictions shall lapse and such Performance Awards shall be immediately settled or distributed; provided, however that no Award Agreement shall accelerate the exercisability of any Award or result in the lapse of restrictions relating to any Award in connection with a Change in Control unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such Change in Control.

(ix)
Ceasing to be an Eligible Person – Vesting of Options and Stock Appreciation Rights. Except as otherwise determined by the Committee, all Options and Stock Appreciation Rights will cease to vest as at the date upon which the Participant ceases to be an Eligible Person; provided, however, that in the event of the death of the Participant prior to the Participant ceasing to be an Eligible Person, all Options and Stock Appreciation Rights of such Participant shall become immediately vested.

(x)
Ceasing to be an Eligible Person – Termination of Options and Stock Appreciation Rights. Except as otherwise determined by the Committee, each Option and Stock Appreciation Right granted pursuant to this Plan will, subject to the provisions of this Plan, expire automatically on the earlier of: (A) in the event the Participant ceases to be an Eligible Person for any reason, other than the death of the Participant or the termination of the Participant for Cause, such period of time after the date on which the Participant ceases to be an Eligible Person as may be (i) specified by the Committee, or (ii) set out in an agreement among the Participant and the Company; provided, however, that in the absence of such a specification or agreement, will be deemed to be the date that is three months following the Participant ceasing to be an Eligible Person; (B) in the event of the termination of the Participant as a director, officer, employee or consultant of the Company or an Affiliate for Cause, the date of such termination; (C) in the event of the death of a Participant prior to: (i) the Participant ceasing to be an Eligible Person; or (ii) the date which is the number of days specified by the Committee pursuant to subparagraph (A) above from the date on which the Participant ceased to be an Eligible Person, the date which is one year after the date of death of such Participant or such other date as may be specified by the Committee and which period will be specified in the Award Agreement with the Participant with respect to such Option or Stock Appreciation Right; provided, however, that, notwithstanding the foregoing provisions of subparagraphs (A), (B) and (C) of this Section 6(g)(ix), the Committee may, subject Section 7 of this Plan, at any time prior to expiry of an Option or Stock Appreciation Right, extend the period of time within which an Option or Stock Appreciation Right may be exercised by a Participant who has ceased to be an Eligible Person, but any such extension shall not be granted beyond the original expiry date of such Option or Stock Appreciation Right as provided for in Section 6(a) and 6(b) above, as applicable.

(xi)
Termination of a Participant for Cause. Notwithstanding any other provision of this Plan, in the case of a Participant’s termination for Cause, any and all then outstanding Awards granted to such Participant, whether or not vested, shall be immediately forfeited and cancelled, without any consideration therefore, and any and all rights of such Participant with respect to or arising from this Plan shall terminate, as of the commencement of the date that notice of such termination is given, without regard to any period of reasonable notice or any salary continuance, except as otherwise determined by the Committee.

Section 7.	Amendment and Termination; Corrections
(a)	Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may, (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of shareholders of the Company in order to:
(i)	amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;
(ii)
amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)
make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A), and no action taken to comply shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof; or

(iv)	amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.
For greater certainty, prior approval of the shareholders of the Company shall be required for any amendment to the Plan or an Award that would:
(i)
require shareholder approval under the rules or regulations of the Securities and Exchange Commission, the National Association of Securities Dealers Inc. Automated Quotation System (NASDAQ) or any other securities exchange that are applicable to the Company;

(ii)	increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;
(iii)
increase the number of shares or value subject to the limitations contained in Section 4(d) of the Plan or otherwise cause the Section 162(m) exemption for qualified performance-based compensation to become unavailable with respect to the Plan;

(iv)	permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6(g)(vi) of the Plan;
(v)
permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan; or

(vi)	increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a)(ii) and Section 6(b).
(b)
Corporate Transactions. In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter the rights of any holder of an Award or beneficiary thereof:

(i)
either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the Award or realization of the Participant’s rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;
(ii)
that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the shares of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)
that, subject to Section 6(g)(viii), the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)	that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.
(c)
Correction of Defects, Omissions and Inconsistencies. The Committee may, without prior approval of the shareholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.	Income Tax Withholding
In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent necessary to satisfy minimum statutory withholding requirements if required by ASC Topic 718 to avoid adverse accounting treatment) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.
Section 9.	General Provisions
(a)	Currency. Unless otherwise specified, all currency amounts are stated in United States dollars.
(b)
No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(c)
Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(d)
Plan Provisions Prevail. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall prevail.

(e)
No Rights of Shareholders. Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards pursuant to Section 6(c)(i) or Section 6(e)), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

(f)
No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(g)
No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without Cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(h)
Governing Law. The internal law, and not the law of conflicts, of the Province of British Columbia, Canada shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(i)
Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(j)
No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(k)
Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(l)
No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(m)
Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.	Clawback or Recoupment
All Awards under this Plan shall be subject to any applicable law, rule or regulation or applicable stock exchange rule, including, without limitation, Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall

Street Reform and Consumer Protection Act and any applicable stock exchange listing rule adopted pursuant thereto. Awards may be granted with additional clawback or recoupment conditions or provisions as may be determined by the Committee.
Section 11.	Effective Date of the Plan
This Plan, which was adopted by the Board on April 5, 2016 and approved by the shareholders of the Company at the annual meeting of shareholders of the Company held on May 19, 2016, is effective as of and from the date of such shareholder approval (the “Effective Date”). For the avoidance of doubt, the provisions of subparagraphs 6(g)(ix), (x) and (xi) of this Plan, which were adopted by the Committee on May 9, 2019 to provide for the memorialization in this Plan of those terms and conditions that applied to Awards granted under this Plan since the Effective Date, are also effective as of and from the Effective Date notwithstanding the actual date of grant of any applicable Award Agreement.
Section 12.	Term of the Plan
No Award shall be granted under the Plan, and the Plan shall terminate, on the tenth anniversary of the Effective Date, or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan; provided, however, that no Performance Award shall be granted under the Plan after the first shareholder meeting to occur in the fifth year following the year in which shareholders approved the Performance Goals unless and until the Performance Goals or the Plan is re-approved by the shareholders. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

AMENDMENT NO. 1 TO THE
ARBUTUS BIOPHARMA CORPORATION
2016 OMNIBUS SHARE AND INCENTIVE PLAN
The Arbutus Biopharma Corporation 2016 Omnibus Share and Incentive Plan, as supplemented (the “Plan”), is hereby amended (this “Amendment”) as set forth below, effective as of the date of adoption of this Amendment by the Board of Directors (the “Board”) of Arbutus Biopharma Corporation (the “Company”).
1.	Section 6(e). The last sentence of Section 6(e) of the Plan is hereby amended and restated to read in its entirety as follows:
“Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award, and (ii) no dividend or Dividend Equivalent payments shall be made to a Participant with respect to any Award prior to the date on which all vesting conditions or restrictions relating to such Award (or portion thereof to which the dividend or Dividend Equivalent relates) have been satisfied, waived or lapsed.”
2.	Section 6(g). Section 6(g)(viii) of the Plan is hereby removed in its entirety. Sections 6(g)(ix), (x) and (xi) of the Plan are hereby renumbered to Sections 6(g)(viii), (ix) and (x), respectively.
3.	Section 7(b). Section 7(b) of the Plan is hereby amended and restated to read in its entirety as follows:
“Change in Control. Upon the effective time of a Change in Control, except as otherwise provided in an applicable Award Agreement or in another written agreement with a Participant, the parties to the Change in Control may agree that Awards shall be assumed, continued or substituted for by the successor entity, with appropriate adjustments as to the number and kind of shares and prices subject to the Award. Except as otherwise provided in an applicable Award Agreement or in another written agreement with a Participant, if, within twelve (12) months following a Change in Control in which a Participant’s Awards are assumed, continued or substituted for by the successor entity, the Participant’s status as a service provider is terminated without Cause by the Company or an Affiliate (or a successor company of the Company or such Affiliate), excluding, for such purposes, a transfer of employment or service by the service provider between or among the Company and one or more Affiliates, then all of the Participant’s outstanding Awards shall become fully vested and exercisable as of the moment immediately prior to such termination.
In the event Awards are not assumed, continued or substituted for by the successor entity in a Change in Control, upon the effective time of the Change in Control, the Plan and all Awards shall terminate. In the event of such termination, except as otherwise may be provided in an applicable Award Agreement or in another written agreement with a Participant, all Options and Stock Appreciation Rights with time-based vesting conditions or restrictions shall become fully exercisable as of the effective time of the Change in Control, all other Awards with time-based vesting conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Change in Control, and all Awards with conditions and restrictions relating to the attainment of performance goals shall be deemed to vest and become nonforfeitable as of the effective time of the Change in Control assuming the higher of (i) achievement of all relevant performance goals at the “target” level (prorated based upon the length of time within the performance period that elapsed prior to the Change in Control) or (ii) actual achievement as of a date reasonably proximal to the date of the consummation of the Change in Control, as determined by the Committee or the Board in its sole discretion. For purposes of clause (ii) of the preceding sentence, if, based on the discretion of the Committee or the Board, actual achievement is not determinable, the relevant performance goals shall be deemed to have been achieved at the “target” level (prorated based upon the length of time within the performance period that elapsed prior to the Change in Control). In addition, in the event of such termination, the Committee or the Board shall have the option, in its sole discretion, (a) to make or provide for a payment, in cash or in kind, to Participants holding Options and Stock Appreciation Rights equal to the difference between the per share consideration paid in the Change in Control transaction and the exercise price or grant price, as applicable, of the Options or Stock Appreciation Rights and/or (b) to provide that each Participant shall be permitted, within a specified period of time prior to the Change in Control, to exercise all outstanding Options and Stock Appreciation Rights, to the extent then exercisable. For purposes of clause (a) of the preceding sentence, if the exercise price or grant price, as applicable, of any Option or Stock Appreciation Right is equal to or greater than the per share consideration paid in the Change in Control transaction, the Committee or the Board may, in its sole discretion, cancel the Option or Stock Appreciation Right without the payment of consideration therefor. The Committee or the Board shall also have the option, in its sole discretion, to make or provide for a payment, in cash or in kind, to holders of other Awards in an amount equal to the per share consideration paid in the Change in Control transaction multiplied by the number of vested Shares subject to the Award.”
4.	Section 11. The references to Sections 6(g)(ix), (x) and (xi) in Section 11 of the Plan are hereby changed to Sections 6(g)(viii), (ix) and (x), respectively.
5.	The Plan shall otherwise be unchanged by this Amendment.
To record adoption of this Amendment of the Plan by the Board as of April 22, 2020, the Company has caused its authorized officer to execute this Amendment to the Plan.
ARBUTUS BIOPHARMA CORPORATION

By:	/s/ William H. Collier
William H. Collier
President and Chief Executive Officer

AMENDMENT NO. 2 TO THE
ARBUTUS BIOPHARMA CORPORATION
2016 OMNIBUS SHARE AND INCENTIVE PLAN
The Arbutus Biopharma Corporation 2016 Omnibus Share and Incentive Plan, as supplemented and amended (the “Plan”), is hereby amended (this “Amendment”) as set forth below, effective as of the date of adoption of this Amendment by the Board of Directors (the “Board”) of Arbutus Biopharma Corporation (the “Company”), subject to the approval of this Amendment by the shareholders of the Company, as provided below.
1.	Section 4(a). The first sentence of Section 4(a) of the Plan is hereby amended and restated to read in its entirety as follows:
“Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal 8,000,000.”
2.	Section 6(a)(iv)(A). Section 6(a)(iv)(A) of the Plan is hereby amended and restated to read in its entirety as follows:
“The aggregate number of Shares that may be issued under all U.S. Incentive Stock Options under the Plan shall be 8,000,000 Shares.”
3.	The Plan shall otherwise be unchanged by this Amendment.
4.
This Amendment is adopted subject to approval by the shareholders of the Company at the Company’s 2020 annual general meeting of shareholders on May 28, 2020 (the “Annual Meeting”). If the shareholders fail to approve this Amendment at the Annual Meeting, the Plan shall continue in existence in accordance with its terms.

To record adoption of this Amendment of the Plan by the Board as of April 22, 2020, and approval of this Amendment by the shareholders on May 28, 2020, the Company has caused its authorized officer to execute this Amendment to the Plan.
ARBUTUS BIOPHARMA CORPORATION

By:	/s/ William H. Collier
William H. Collier
President and Chief Executive Officer

AMENDMENT NO. 3 TO THE
ARBUTUS BIOPHARMA CORPORATION
2016 OMNIBUS SHARE AND INCENTIVE PLAN
The Arbutus Biopharma Corporation 2016 Omnibus Share and Incentive Plan, as supplemented and amended (the “Plan”), is hereby amended (this “Amendment”) as set forth below, effective as of the date of adoption of this Amendment by the Board of Directors (the “Board”) of Arbutus Biopharma Corporation (the “Company”), subject to the approval of this Amendment by the shareholders of the Company, as provided below.
1.	Section 4(a). The first sentence of Section 4(a) of the Plan is hereby amended and restated to read in its entirety as follows:
“Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal 17,000,000.”
2.	Section 6(a)(iv)(A). Section 6(a)(iv)(A) of the Plan is hereby amended and restated to read in its entirety as follows:
“The aggregate number of Shares that may be issued under all U.S. Incentive Stock Options under the Plan shall be 17,000,000 Shares.”
3.	The Plan shall otherwise be unchanged by this Amendment.
4.
This Amendment is adopted subject to approval by the shareholders of the Company at the Company’s 2021 annual general meeting of shareholders on May 26, 2021 (the “Annual Meeting”). If the shareholders fail to approve this Amendment at the Annual Meeting, the Plan shall continue in existence in accordance with its terms.

To record adoption of this Amendment of the Plan by the Board as of April 7, 2021, and approval of this Amendment by the shareholders on May 26, 2021, the Company has caused its authorized officer to execute this Amendment to the Plan.
ARBUTUS BIOPHARMA CORPORATION

By:	/s/ William H. Collier
William H. Collier
President and Chief Executive Officer

AMENDMENT NO. 4 TO THE
ARBUTUS BIOPHARMA CORPORATION
2016 OMNIBUS SHARE AND INCENTIVE PLAN
The Arbutus Biopharma Corporation 2016 Omnibus Share and Incentive Plan, as supplemented and amended (the “Plan”), is hereby amended (this “Amendment”) as set forth below, effective as of the date of adoption of this Amendment by the Board of Directors (the “Board”) of Arbutus Biopharma Corporation (the “Company”), subject to the approval of this Amendment by the shareholders of the Company, as provided below.
5.	Section 4(a). The first sentence of Section 4(a) of the Plan is hereby amended and restated to read in its entirety as follows:
“Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal 20,500,000.”
6.	Section 6(a)(iv)(A). Section 6(a)(iv)(A) of the Plan is hereby amended and restated to read in its entirety as follows:
“The aggregate number of Shares that may be issued under all U.S. Incentive Stock Options under the Plan shall be 20,500,000 Shares.”
7.	The Plan shall otherwise be unchanged by this Amendment.
8.
This Amendment is adopted subject to approval by the shareholders of the Company at the Company’s 2022 annual general meeting of shareholders on May 25, 2022 (the “Annual Meeting”). If the shareholders fail to approve this Amendment at the Annual Meeting, the Plan shall continue in existence in accordance with its terms.

To record adoption of this Amendment of the Plan by the Board as of April 6, 2022, and approval of this Amendment by the shareholders on May 25, 2022, the Company has caused its authorized officer to execute this Amendment to the Plan.
ARBUTUS BIOPHARMA CORPORATION

By:	/s/ William H. Collier
William H. Collier
President and Chief Executive Officer

AMENDMENT NO. 5 TO THE
ARBUTUS BIOPHARMA CORPORATION
2016 OMNIBUS SHARE AND INCENTIVE PLAN
The Arbutus Biopharma Corporation 2016 Omnibus Share and Incentive Plan, as supplemented and amended (the “Plan”), is hereby amended (this “Amendment”) as set forth below, effective as of the date of adoption of this Amendment by the Board of Directors (the “Board”) of Arbutus Biopharma Corporation (the “Company”), subject to the approval of this Amendment by the shareholders of the Company, as provided below.
1.	Section 4(a). The first sentence of Section 4(a) of the Plan is hereby amended and restated to read in its entirety as follows:
“Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal 24,000,000”
2.	Section 6(a)(iv)(A). Section 6(a)(iv)(A) of the Plan is hereby amended and restated to read in its entirety as follows:
“The aggregate number of Shares that may be issued under all U.S. Incentive Stock Options under the Plan shall be 24,000,000 Shares.”
3.	The Plan shall otherwise be unchanged by this Amendment.
4.
This Amendment is adopted subject to approval by the shareholders of the Company at the Company’s 2023 annual general meeting of shareholders on May 24, 2023 (the “Annual Meeting”). If the shareholders fail to approve this Amendment at the Annual Meeting, the Plan shall continue in existence in accordance with its terms.

To record adoption of this Amendment of the Plan by the Board as of April 9, 2023, and approval of this Amendment by the shareholders on May 24, 2023, the Company has caused its authorized officer to execute this Amendment to the Plan.
ARBUTUS BIOPHARMA CORPORATION

By:	/s/ William H. Collier
William H. Collier
President and Chief Executive Officer

AMENDMENT NO. 6 TO THE
ARBUTUS BIOPHARMA CORPORATION
2016 OMNIBUS SHARE AND INCENTIVE PLAN
The Arbutus Biopharma Corporation 2016 Omnibus Share and Incentive Plan, as supplemented and amended (the “Plan”), is hereby amended (this “Amendment”) as set forth below, effective as of the date of adoption of this Amendment by the Board of Directors (the “Board”) of Arbutus Biopharma Corporation (the “Company”), subject to the approval of this Amendment by the shareholders of the Company, as provided below.
1.	Section 4(a). The first sentence of Section 4(a) of the Plan is hereby amended and restated to read in its entirety as follows:
“Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal 33,500,000”
2.	Section 6(a)(iv)(A). Section 6(a)(iv)(A) of the Plan is hereby amended and restated to read in its entirety as follows:
“The aggregate number of Shares that may be issued under all U.S. Incentive Stock Options under the Plan shall be 33,500,000 Shares.”
3.	The Plan shall otherwise be unchanged by this Amendment.
4.
This Amendment is adopted subject to approval by the shareholders of the Company at the Company’s 2024 annual general meeting of shareholders on May 22, 2024 (the “Annual Meeting”). If the shareholders fail to approve this Amendment at the Annual Meeting, the Plan shall continue in existence in accordance with its terms.

To record adoption of this Amendment of the Plan by the Board as of April 10, 2024, and approval of this Amendment by the shareholders on May 22, 2024, the Company has caused its authorized officer to execute this Amendment to the Plan.
ARBUTUS BIOPHARMA CORPORATION

By:
Michael J. McElhaugh
Interim President and Chief Executive Officer

ARBUTUS BIOPHARMA CORPORATION
701 VETERANS CIRCLE
WARMINSTER, PA 18974

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on May 21, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ABUS2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on May 21, 2024. Have your proxy card in hand when you call and then follow the instructions.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V45813-P06260 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

ARBUTUS BIOPHARMA CORPORATION

The Board of Directors recommends you vote FOR ALL of the nominees for the following proposal:

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Daniel Burgess
02) Richard C. Henriques
03) Keith Manchester, M.D.
04) Michael J. McElhaugh
05) James Meyers
06) Melissa V. Rewolinski, Ph.D.
07) Frank Torti, M.D.

The Board of Directors recommends you vote FOR the following proposals:

	Yes	No
To receive annual financial statements in the mail.	☐	☐
To receive interim financial statements in the mail.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V45814-P06260

ARBUTUS BIOPHARMA CORPORATION
Annual General and Special Meeting of Shareholders
May 22, 2024 10:00 AM, EDT
This proxy is solicited on behalf of the Board of Directors

The undersigned shareholder(s) of ARBUTUS BIOPHARMA CORPORATION hereby appoint(s) Michael J. McElhaugh, or failing him, J. Christopher Naftzger, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the common shares of ARBUTUS BIOPHARMA CORPORATION that the shareholder(s) is/are entitled to vote at the Annual General and Special Meeting of Shareholders to be held at 10:00 AM, EDT on May 22, 2024, virtually at www.virtualshareholdermeeting.com/ABUS2024, and any adjournment or postponement thereof. The undersigned shareholder(s) hereby authorize(s) the proxies to vote in their discretion on any additional matters properly presented for a vote at the Annual General and Special Meeting or any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side